UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07634

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (COY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Corporate High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2010

Date of reporting period: 02/28/2010

Item 1 – Report to Stockholders

Annual Report

FEBRUARY 28, 2010

BlackRock Corporate High Yield Fund, Inc. (COY)

BlackRock Corporate High Yield Fund III, Inc. (CYE)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

BlackRock Senior High Income Fund, Inc. (ARK)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	FEBRUARY 28, 2010

Dear Shareholder

The past year marked a pivotal turning point for global markets as the Great Recession that started in December 2007 began to recede and give way to recovery. The dramatic about-face could be attributed to a confluence of factors, most notably the extraordinary policy actions of global governments and central banks, a resurgence in corporate profits and growing signs of stability and healing in world economies.

After reaching a trough in early March 2009, stocks galloped higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. The result was a powerful upswing in global equities and other higher-risk assets through the end of 2009. More recently, the combination of mixed economic data, lingering deflation issues (especially in Europe) and proposed fees and levies on banks dampened investor conviction, resulting in a several-week bout of profit-taking. The selloff had a more pronounced negative effect on international and emerging market equities due primarily to concerns of higher interest rates in Asia and negative headlines out of Europe, particularly in Greece.

Generally speaking, investors’ renewed affinity for risk was notable in the fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes in 2009 was the reversal of the flight-to-quality trade. High yield, one of the most battered areas during the financial crisis, emerged as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Despite weak fundamentals, the municipal market produced solid returns as technical conditions remained supportive of the asset class. Municipal bond mutual funds enjoyed strong inflows and tax-exempt issuance remained low thanks to the ever-increasing popularity of the Build America Bond program. Nevertheless, state and local fiscal woes and bankruptcy fears remain firmly in the spotlight, and bear close monitoring.

At the same time, yields on money market securities declined throughout the reporting period and remain near all-time lows, with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.” Investor assets in money market funds declined from the peak registered in early 2009, but remain above levels registered prior to the financial crisis that began in 2007.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of February 28, 2010	6-month	12-month

US equities (S&P 500 Index)	9.32%	53.62%

Small cap US equities (Russell 2000 Index)	10.59	63.95

International equities (MSCI Europe, Australasia, Far East Index)	0.72	54.58

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.20

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.07	(1.54)

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	3.19	9.32

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.13	9.98

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	13.86	55.20

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market continues to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2010	BlackRock Corporate High Yield Fund, Inc.

Investment Objective

BlackRock Corporate High Yield Fund, Inc. (COY) (the “Fund”) seeks to provide shareholders with current income with a secondary objective of providing shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed-income securities that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Corporation (“S&P’s”)) or are unrated securities of comparable quality.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended February 28, 2010, the Fund returned 99.76% based on market price and 79.91% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 86.36% on a market price basis and 68.03% on a NAV basis. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. During the period, we found particularly good value in the automotive segment, which represented the Fund’s largest sector overweight. As a group, automotive holdings performed quite well and, thus, were key contributors to performance. In addition, investments in select special situations or distressed credits (including several in the automotive sector) enhanced results. On a credit basis, the Fund’s underweight position in BB credits and overweight in the lower-quality ratings and nonrated credits were additive. On the other hand, the Fund held a 13% position in floating rate loan interests, which hindered performance as the sector underperformed high yield during the period. The Fund also maintained relatively low levels of leverage (at year end, 24% of the Fund’s total managed assets), which detracted from performance versus the Lipper competitors, who maintained leverage closer to the 33⅓% regulatory limit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	COY
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of February 28, 2010 ($6.88)[1]	10.64%
Current Monthly Distribution per Share[2]	$0.061
Current Annualized Distribution per Share[2]	$0.732
Leverage as of February 28, 2010[3]	24%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 1, 2010. The Monthly Distribution per Common Share was decreased to $0.051. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/10	2/28/09	Change	High	Low

Market Price	$6.88	$3.91	75.96%	$7.10	$3.20
Net Asset Value	$6.64	$4.19	58.47%	$6.74	$3.97

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/10	2/28/09

Corporate Bonds	82%	82%
Floating Rate Loan Interests	13	16
Common Stocks	3	1
Other Interests	2	—
Non-Agency Mortgage-Backed Securities	—	1

Credit Quality Allocations[4]

	2/28/10	2/28/09

BBB/Baa	3%	4%
BB/Ba	30	31
B	46	47
CCC/Caa	12	12
CC/Ca	1	1
D	1	—
Not Rated	7	5

[4] Using the higher of S&P’s or Moody’s ratings.

4	ANNUAL REPORT	FEBRUARY 28, 2010

Fund Summary as of February 28, 2010	BlackRock Corporate High Yield Fund III, Inc.

Investment Objective

BlackRock Corporate High Yield Fund III, Inc. (CYE) (the “Fund”) seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by S&P’s) or are unrated securities of comparable quality.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended February 28, 2010, the Fund returned 111.12% based on market price and 86.65% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 86.36% on a market price basis and 68.03% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. During the period, we found particularly good value in the automotive segment, which represented the Fund’s largest sector overweight. As a group, automotive holdings performed quite well and, thus, were key contributors to performance. In addition, investments in select special situations or distressed credits (including several in the automotive sector) enhanced results. On a credit basis, the Fund’s underweight position in BB credits and overweight in the lower-quality ratings and nonrated credits were additive. On the other hand, the Fund held a 13% position in floating rate loan interests, which hindered performance as the sector underperformed high yield during the period. The Fund also maintained relatively low levels of leverage (at year end, 23% of the Fund’s total managed assets), which detracted from performance versus the Lipper competitors, who maintained leverage closer to the 33⅓% regulatory limit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	CYE
Initial Offering Date	January 30, 1998
Yield on Closing Market Price as of February 28, 2010 ($6.67)[1]	9.90%
Current Monthly Distribution per Share[2]	$0.055
Current Annualized Distribution per Share[2]	$0.660
Leverage as of February 28, 2010[3]	23%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

A change in the distribution rate was declared on March 1, 2010. The Monthly Distribution per Common Share was decreased to $0.050. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/10	2/28/09	Change	High	Low

Market Price	$6.67	$3.57	86.83%	$6.78	$3.05
Net Asset Value	$6.69	$4.05	65.19%	$6.78	$3.83

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/10	2/28/09

Corporate Bonds	81%	82%
Floating Rate Loan Interests	13	16
Common Stocks	4	1
Other Interests	2	—
Non-Agency Mortgage-Backed Securities	—	1

Credit Quality Allocations[4]

	2/28/10	2/28/09

AAA/Aaa	—%	1%
BBB/Baa	3	5
BB/Ba	29	30
B	47	46
CCC/Caa	12	14
CC/Ca	—	1
D	1	—
Not Rated	8	3

[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2010	5

Fund Summary as of February 28, 2010	BlackRock Debt Strategies Fund, Inc.

Investment Objective

BlackRock Debt Strategies Fund, Inc. (DSU) (the “Fund”) seeks to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s or BBB or lower by S&P’s) or unrated debt instruments of comparable quality.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended February 28, 2010, the Fund returned 114.32% based on market price and 87.82% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 86.36% on a market price basis and 68.03% on a NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. Unlike most of the other funds in its Lipper category, the Fund is a hybrid that invests in both high yield and bank loans. During the period, approximately 47% of the Fund was invested in floating rate loan interests, with 42% in high yield and the remainder in common stock, convertibles and investment-grade bonds. The Fund continued to outperform its Lipper category, even though loans underperformed high yield over the 12 months. Contributing positively to performance were the Fund’s overweight positions in autos and several distressed credits and special situations, as well as our underweight in health care. On an individual security and credit rating basis, we tended to be overweight in the lower-quality tiers, nonrated and higher-beta credits, which hurt the Fund’s performance in 2008, but has benefited the Fund since. On the other hand, the Fund maintained relatively conservative sector positioning, which had a negative impact on the Fund’s performance in the continuation of the market’s sharp rebound from 2008; still, we believe the Fund’s positioning is the correct stance for the medium term. The Fund also maintained relatively low levels of leverage (at year end, 14% of the Fund’s total managed assets), which has been a detractor in a strong market environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	DSU
Initial Offering Date	March 27, 1998
Yield on Closing Market Price as of February 28, 2010 ($3.91)[1]	9.51%
Current Monthly Distribution per Share[2]	$0.031
Current Annualized Distribution per Share[2]	$0.372
Leverage as of February 28, 2010[3]	14%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/10	2/28/09	Change	High	Low

Market Price	$3.91	$2.07	88.89%	$3.91	$1.63
Net Asset Value	$3.89	$2.35	65.53%	$3.90	$2.21

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/10	2/28/09

Corporate Bonds	49%	53%
Floating Rate Loan Interests	47	43
Common Stocks	4	3
Non-Agency Mortgage-Backed Securities	—	1

Credit Quality Allocations[4]

	2/28/10	2/28/09

BBB/Baa	5%	9%
BB/Ba	27	—
B	44	59
CCC/Caa	11	21
CC/Ca	—	4
D	1	1
Not Rated	12	6

[4]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	FEBRUARY 28, 2010

Fund Summary as of February 28, 2010	BlackRock Floating Rate Income Strategies Fund II, Inc.

Investment Objective

BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB) (the “Fund”) seeks a high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended February 28, 2010, the Fund returned 99.15% based on market price and 62.08% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 98.84% on a market price basis and 55.06% on a NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. During the period, approximately 20% of the Fund was invested in high yield bonds, which contributed positively to performance as high yield outperformed floating rate loan interests. Overweight positions in the automotive sector and a few special situations and distressed credits also helped the Fund’s results, as did an underweight in health care. On the other hand, the Fund generally favored less economically sensitive sectors and higher-quality credits, which detracted from performance as these issues underperformed lower-rated issues and those sectors with greater economic sensitivity. In addition, the Fund maintained relatively conservative levels of leverage (at year end, 15% of the Fund’s total managed assets), which was a detractor versus the Lipper competitors, who maintained leverage closer to the 33⅓% regulatory limit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	FRB
Initial Offering Date	July 30, 2004
Yield on Closing Market Price as of February 28, 2010 ($15.01)[1]	6.00%
Current Monthly Distribution per Share[2]	$0.075
Current Annualized Distribution per Share[2]	$0.900
Leverage as of February 28, 2010[3]	15%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/10	2/28/09	Change	High	Low

Market Price	$15.01	$8.28	81.28%	$15.10	$7.16
Net Asset Value	$13.16	$8.92	47.53%	$13.21	$8.58

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/10	2/28/09

Floating Rate Loan Interests	73%	71%
Corporate Bonds	26	28
Other Interests	1	—
Non-Agency Mortgage-Backed Securities	—	1

Credit Quality Allocations[4]

	2/28/10	2/28/09

BBB/Baa	6%	15%
BB/Ba	34	8
B	38	57
CCC/Caa	10	15
CC/Ca	1	2
D	2	1
Not Rated	9	2

[4]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	FEBRUARY 28, 2010	7

Fund Summary as of February 28, 2010	BlackRock Senior High Income Fund, Inc.

Investment Objective

BlackRock Senior High Income Fund, Inc. (ARK) (the “Fund”) seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended February 28, 2010, the Fund returned 95.61% based on market price and 68.90% based on NAV. For the same period, the closed-end Lipper High Current Yield Funds (Leveraged) category posted an average return of 86.36% on a market price basis and 68.03% on a NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. Unlike most of the other funds in its Lipper category, the Fund is a hybrid that invests in both high yield and bank loans. During the period, approximately 46% of the Fund was invested in floating rate loan interests, with 48% in high yield and the remainder in common stock, convertibles and investment-grade bonds. The Fund outperformed its Lipper category, even though loans underperformed high yield over the 12 months. Contributing positively to performance were our overweight positions in autos and several distressed credits and special situations, as well as the Fund’s underweight in health care. On an individual security and credit rating basis, the Fund tended to be overweight in the lower-quality tiers, nonrated and higher-beta credits, which hurt performance in 2008, but has benefited the Fund since. On the other hand, the Fund maintained relatively conservative sector positioning, which had a negative impact on performance in the continuation of the market’s sharp rebound from 2008; still, we believe the Fund’s positioning is the correct stance for the medium term. We also maintained relatively low levels of leverage (at year end, 16% of the Fund’s total assets), which has been a detractor in a strong market environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	ARK
Initial Offering Date	April 30, 1993
Yield on Closing Market Price as of February 28, 2010 ($3.94)[1]	7.61%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Leverage as of February 28, 2010[3]	16%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	2/28/10	2/28/09	Change	High	Low

Market Price	$3.94	$2.21	78.28%	$3.97	$1.78
Net Asset Value	$3.91	$2.54	53.94%	$3.93	$2.41

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition

	2/28/10	2/28/09

Corporate Bonds	52%	55%
Floating Rate Loan Interests	46	44
Common Stocks	2	—
Non-Agency Mortgage-Backed Securities	—	1

Credit Quality Allocations[4]

	2/28/10	2/28/09

BBB/Baa	5%	2%
BB/Ba	33	22
B	43	59
CCC/Caa	11	8
CC/Ca	—	3
D	1	1
Not Rated	7	5

[4]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	FEBRUARY 28, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it issues debt securities for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense on the $30 million of debt securities based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from borrowings earn the income based on long-term interest rates. In this case, the interest expense of borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the Funds and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by the shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through a credit facility up to 33⅓% of their total managed assets. As of February 28, 2010, the Funds had outstanding leverage from credit facility borrowings as a percentage of their total managed assets as follows:

Percent of Leverage

COY	24%
CYE	23%
DSU	14%
FRB	15%
ARK	16%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that they might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	9

Schedule of Investments February 28, 2010	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.1%
Lear Corp. (a)	3,958	$274,171

Building Products — 0.7%
Masonite Worldwide Holdings (a)	35,518	1,491,756

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	269,000	433,090

Chemicals — 0.0%
Wellman Holdings, Inc. (a)	1,425	356

Communications Equipment — 0.9%
Brocade Communications Systems, Inc. (a)	45,000	261,900
Loral Space & Communications Ltd. (a)	58,901	1,916,050

		2,177,950

Construction Materials — 0.0%
Nortek, Inc. (a)	2,020	74,740

Containers & Packaging — 0.2%
Rock-Tenn Co., Class A	12,000	502,080
Smurfit Kappa Plc (a)	3,634	29,954

		532,034

Diversified Financial Services — 0.4%
Bank of America Corp.	60,000	999,600

Diversified Telecommunication Services — 0.5%
Qwest Communications International, Inc.	229,998	1,048,791

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	67,974	4,826
SunPower Corp., Class B (a)	352	5,748

		10,574

Food Products — 0.0%
Pilgrims Pride Corp. (a)	6,449	58,170

Household Durables — 0.2%
Beazer Homes USA, Inc. (a)	22,188	92,302
Pulte Homes, Inc. (a)	28,000	303,240

		395,542

Machinery — 0.1%
Accuride Corp. (a)	84,388	109,704
Accuride Corp. — Restricted Shares (a)	84,389	109,706

		219,410

Media — 0.3%
Gannett Co., Inc.	45,000	681,750

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (a)	37,144	78,016
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	87,555
Western Forest Products, Inc. (a)	147,968	30,938
Western Forest Products, Inc. (a)(b)	41,528	8,683

		205,192

Wireless Telecommunication Services — 0.3%
FiberTower Corp. (a)	76,542	315,354
SBA Communications Corp., Class A (a)	8,500	300,560

		615,914

Total Common Stocks — 4.0%		9,219,040

Corporate Bonds	Par (000)		Value

Airlines — 2.4%
American Airlines, Inc., 10.50%, 10/15/12 (b)	USD	940	$963,500
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13		390	392,925
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18		503	462,977
Series 2001-1-C, 7.03%, 12/15/12		270	262,771
Series 2003-RJ, 7.88%, 1/02/20		389	345,822
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		975	1,004,250
United Air Lines, Inc., 12.75%, 7/15/12		2,000	2,120,000

			5,552,245

Auto Components — 0.8%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		41	40,674
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		1,125	1,164,375
8.63%, 12/01/11		612	634,950

			1,839,999

Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)		700	714,616

Building Products — 1.1%
Associated Materials LLC, 9.88%, 11/15/16		660	699,600
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		570	570,000
Goodman Global Group, Inc., 12.86%, 12/15/14 (b)(c)		280	162,400
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,050	1,065,750

			2,497,750

Capital Markets — 0.4%
E*Trade Financial Corp., 3.43% 8/31/19 (b)(c)(d)		226	343,520
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		904	543,530
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(e)		385	85,094
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(e)		248	43,018

			1,015,162

Chemicals — 2.8%
American Pacific Corp., 9.00%, 2/01/15		800	790,000
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		215	223,063
Hexion Finance Escrow LLC, 8.88%, 2/01/18 (b)		1,685	1,575,475
Hexion U.S. Finance Corp., 9.75%, 11/15/14		285	269,325
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	260	330,133
5.50%, 6/30/16	USD	510	448,800
Innophos, Inc., 8.88%, 8/15/14		740	760,350
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,180	1,180,000
Wellman Holdings, Inc. (d):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)		790	790,000
Third Lien Subordinate Note, 5.00%, 1/29/19 (e)		252	126,361

			6,493,507

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	US Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Services & Supplies — 3.2%
ACCO Brands Corp., 10.63%, 3/15/15 (b)	USD	480	$521,760
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		555	593,850
Scientific Games International, Inc., 9.25%, 6/15/19		785	830,137
Waste Services, Inc., 9.50%, 4/15/14		2,800	2,877,000
West Corp.:
9.50%, 10/15/14		400	397,000
11.00%, 10/15/16		2,040	2,045,100

			7,264,847

Construction Materials — 1.2%
Nortek, Inc., 11.00%, 12/01/13		2,029	2,130,426
Texas Industries, Inc., 7.25%, 7/15/13		720	700,200

			2,830,626

Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		640	636,800
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (f)		195	182,813
7.80%, 6/01/12		200	202,114
8.00%, 12/15/16		170	170,703

			1,192,430

Containers & Packaging — 4.1%
Berry Plastics Escrow LLC, 8.88%, 9/15/14 (b)		440	423,500
Berry Plastics Holding Corp., 8.88%, 9/15/14		1,000	962,500
Crown European Holdings SA, 6.25%, 9/01/11	EUR	73	101,389
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	810	850,500
Impress Holdings BV, 3.38%, 9/15/13 (b)(f)		390	363,675
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		925	938,875
6.75%, 12/01/14	EUR	152	206,972
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)	USD	1,010	804,212
Pregis Corp., 12.38%, 10/15/13		1,130	1,121,525
Rock-Tenn Co., 8.20%, 8/15/11		1,875	2,020,312
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	465	620,507
7.75%, 11/15/19		440	596,133
Solo Cup Co., 10.50%, 11/01/13	USD	450	471,375

			9,481,475

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17		2,800	2,744,000

Diversified Financial Services — 8.7%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		490	530,425
CIT Group, Inc., 7.00%, 5/01/17		6,615	5,846,006
FCE Bank Plc:
7.88%, 2/15/11	GBP	1,150	1,766,681
7.13%, 1/16/12	EUR	1,450	1,957,026
7.13%, 1/15/13		550	733,933
GMAC LLC:
7.25%, 3/02/11	USD	578	583,058
6.88%, 9/15/11		500	500,000
6.88%, 8/28/12		600	594,000
2.45%, 12/01/14 (f)		441	377,274
6.75%, 12/01/14		950	907,250
8.30%, 2/12/15 (b)		2,140	2,158,725
8.00%, 11/01/31		1,200	1,107,000

Corporate Bonds		Par (000)	Value

Diversified Financial Services (concluded)
Leucadia National Corp., 8.13%, 9/15/15	USD	1,250	$1,268,750
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,340	1,356,750
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	350	475,393

			20,162,271

Diversified Telecommunication Services — 3.9%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,000	960,000
GCI, Inc., 8.63%, 11/15/19 (b)		1,100	1,117,875
Level 3 Financing, Inc., 10.00%, 2/01/18 (b)		630	578,025
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		200	214,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,890	1,908,900
8.00%, 10/01/15 (b)		500	517,500
Series B, 7.50%, 2/15/14		1,645	1,661,450
Qwest Corp.:
7.63%, 6/15/15		500	534,375
8.38%, 5/01/16		650	711,750
Windstream Corp., 8.13%, 8/01/13		700	728,000

			8,931,875

Electric Utilities — 1.3%
Intergen NV, 9.00%, 6/30/17 (b)		385	392,700
NSG Holdings LLC, 7.75%, 12/15/25 (b)		965	834,725
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		1,684	1,687,163

			2,914,588

Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		280	289,800

Energy Equipment & Services — 1.4%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		195	191,100
7.75%, 5/15/17		300	294,000
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,715	1,706,425
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		625	662,500
North American Energy Partners, Inc., 8.75%, 12/01/11		355	353,225

			3,207,250

Food & Staples Retailing — 0.8%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		750	675,000
Duane Reade, Inc., 11.75%, 8/01/15		160	201,600
Rite Aid Corp.:
9.75%, 6/12/16		380	405,650
10.25%, 10/15/19		580	613,350

			1,895,600

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		200	202,000
Reddy Ice Corp., 11.25%, 3/15/15 (b)(g)		410	410,000
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		760	822,700
TreeHouse Foods, Inc., 7.75%, 3/01/18 (g)		150	153,938

			1,588,638

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	11

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Health Care Equipment & Supplies — 1.3%
DJO Finance LLC:
10.88%, 11/15/14	USD	1,605	$1,717,350
10.88%, 11/15/14 (b)		560	599,200
Hologic, Inc., 2.00%, 12/15/37 (d)(h)		910	778,050

			3,094,600

Health Care Providers & Services — 3.6%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		1,360	1,407,600
HCA, Inc., 9.13%, 11/15/14		1,645	1,729,306
LifePoint Hospitals, Inc., 3.50%, 5/15/14 (d)		100	91,625
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		1,502	1,573,345
10.00%, 5/01/18		622	684,200
8.88%, 7/01/19		1,215	1,281,825
Vanguard Health Holding Co. LLC, 8.00%, 2/01/18 (b)		1,450	1,424,625

			8,192,526

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,650	1,897,500

Hotels, Restaurants & Leisure — 3.8%
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(i)		412	24,720
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		1,025	1,063,437
Icahn Enterprises LP, 8.00%, 1/15/18 (b)		2,200	2,068,000
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(i)		1,425	691,125
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(i)		1,175	296,687
MGM Mirage:
13.00%, 11/15/13		1,045	1,191,300
10.38%, 5/15/14 (b)		235	249,100
11.13%, 11/15/17 (b)		780	842,400
Pinnacle Entertainment, Inc., 8.63%, 8/01/17 (b)		640	608,000
San Pasqual Casino, 8.00%, 9/15/13 (b)		925	878,750
Scientific Games Corp., 0.75%, 12/01/24 (d)(h)		270	262,238
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		45	35,775
Travelport LLC:
4.88%, 9/01/14 (f)		145	134,850
9.88%, 9/01/14		190	194,275
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(i)		315	197
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(i)		805	152,950

			8,693,804

Household Durables — 2.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)		1,425	1,588,875
Jarden Corp., 8.00%, 5/01/16		240	250,800
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		1,620	1,692,900
KB Home:
6.38%, 8/15/11		29	29,508
9.10%, 9/15/17		205	212,687
Standard Pacific Corp.:
6.25%, 4/01/14		485	436,500
7.00%, 8/15/15		325	292,500
10.75%, 9/15/16		1,130	1,178,025

			5,681,795

Corporate Bonds		Par (000)	Value

Household Products — 0.1%
Libbey Glass, Inc., 10.00%, 2/15/15 (b)	USD	125	$129,375

IT Services — 1.5%
Alliance Data Systems Corp., 1.75%, 8/01/13 (d)		1,585	1,466,125
First Data Corp.:
9.88%, 9/24/15 (b)		15	12,975
9.88%, 9/24/15		1,500	1,282,500
11.25%, 3/31/16		760	623,200

			3,384,800

Independent Power Producers & Energy Traders — 3.8%
The AES Corp., 8.75%, 5/15/13 (b)		994	1,011,395
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		575	623,156
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,190	1,204,875
Energy Future Holdings Corp.:
10.88%, 11/01/17		400	303,000
11.25%, 11/01/17 (e)		2,738	1,916,516
10.00%, 1/15/20 (b)		1,715	1,749,300
NRG Energy, Inc., 7.25%, 2/01/14		2,010	2,025,075

			8,833,317

Industrial Conglomerates — 2.6%
Sequa Corp. (b):
11.75%, 12/01/15		2,190	2,146,200
13.50%, 12/01/15 (e)		3,759	3,768,149

			5,914,349

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,600	1,628,000
USI Holdings Corp., 4.13%, 11/15/14 (b)(f)		630	521,325

			2,149,325

Internet & Catalog Retail — 0.2%
NetFlix, Inc., 8.50%, 11/15/17 (g)		330	345,675

Internet Software & Services — 0.3%
Equinix, Inc, 8.13%, 3/01/18		570	570,000

Leisure Equipment & Products — 1.0%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,870	2,080,375
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)		265	274,938

			2,355,313

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		200	209,000

Machinery — 1.2%
AGY Holding Corp., 11.00%, 11/15/14		900	720,000
Accuride Corp., 7.50%, 2/26/20 (d)(e)		9	14,773
Navistar International Corp.:
3.00%, 10/15/14 (d)		480	490,800
8.25%, 11/01/21		1,000	1,015,000
RBS Global, Inc., 8.88%, 9/01/16		420	380,100
Titan International, Inc., 5.63%, 1/15/17 (b)(d)		220	231,550

			2,852,223

Marine — 1.1%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)		1,985	1,642,587
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		470	478,225
Trico Shipping AS, 11.88%, 11/01/14 (b)		310	300,313

			2,421,125

See Notes to Financial Statements.

12	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media — 14.0%
Affinion Group, Inc., 10.13%, 10/15/13	USD	2,255	$2,277,550
CCH II LLC, 13.50%, 11/30/16		502	593,417
CCO Holdings LLC, 8.75%, 11/15/13		665	674,975
CMP Susquehanna Corp., 3.20%, 5/15/14 (b)		150	3,000
COX Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		600	600,000
Loan Close 3, 12.00%, 8/15/18		700	700,000
Shares Loan, 12.00%, 8/15/18		700	700,000
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		370	388,963
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		1,465	1,543,744
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(e)		555	579,975
Charter Communications Operating, LLC (b):
10.00%, 4/30/12		500	517,500
10.38%, 4/30/14		660	669,900
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		779	794,580
Series B, 9.25%, 12/15/17		3,710	3,812,025
DISH DBS Corp., 7.00%, 10/01/13		90	92,025
Gannett Co., Inc., 8.75%, 11/15/14 (b)		665	695,756
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (f)		330	262,350
9.50%, 5/15/15		390	355,875
Intelsat Corp., 9.25%, 6/15/16		2,420	2,504,700
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15 (b)		250	253,750
Liberty Global, Inc., 4.50%, 11/15/16 (b)(d)		410	489,437
Liberty Media Corp., 3.13%, 3/30/23 (d)		1,023	1,046,017
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	519	441,687
8.00%, 4/30/14 (b)		163	138,719
Lions Gate Entertainment, Inc., 10.25%, 11/01/16 (b)	USD	345	345,863
McClatchy Co., 11.50%, 2/15/17 (b)		240	234,000
Network Communications, Inc., 10.75%, 12/01/13		20	9,200
Nielsen Finance LLC:
11.63%, 2/01/14		70	77,963
10.00%, 8/01/14		1,740	1,805,250
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(i)		812	771,181
Rainbow National Services LLC (b):
8.75%, 9/01/12		410	418,200
10.38%, 9/01/14		1,496	1,572,670
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	800	1,008,388
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	3,245	2,957,006
UPC Germany GmbH (b):
8.13%, 12/01/17		500	500,000
8.13%, 12/01/17	EUR	522	717,892
9.63%, 12/01/19		930	1,279,003
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	520,000

			32,352,561

Metals & Mining — 5.2%
Aleris International, Inc. (a)(i):
9.00%, 12/15/14		950	2,375
10.00%, 12/15/16		800	17,000
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		800	800,000
7.38%, 2/15/16		215	200,488
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		500	527,500
10.63%, 9/01/16		1,100	1,226,500
Foundation PA Coal Co., 7.25%, 8/01/14		1,850	1,850,000

Corporate Bonds		Par (000)	Value

Metals & Mining (concluded)
GoldCorp., Inc., 2.00%, 8/01/14 (b)(d)	USD	180	$201,600
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		1,160	1,162,900
Murray Energy Corp., 10.25%, 10/15/15 (b)		795	795,994
New World Resources NV, 7.38%, 5/15/15	EUR	610	739,243
Novelis, Inc.:
7.25%, 2/15/15	USD	1,440	1,335,600
11.50%, 2/15/15		405	430,312
Ryerson, Inc.:
7.62%, 11/01/14 (f)		380	339,150
12.00%, 11/01/15		245	251,738
Steel Dynamics, Inc., 7.38%, 11/01/12		440	447,700
Teck Resources Ltd.:
10.25%, 5/15/16		285	339,862
10.75%, 5/15/19		640	787,200
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		600	633,000

			12,088,162

Multiline Retail — 1.3%
Dollar General Corp.:
10.63%, 7/15/15		140	153,300
11.88%, 7/15/17 (e)		2,257	2,623,762
Saks, Inc., 9.88%, 10/01/11		275	285,313

			3,062,375

Oil, Gas & Consumable Fuels — 7.4%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		290	300,150
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		450	506,250
10.75%, 2/01/18		240	259,800
Berry Petroleum Co., 8.25%, 11/01/16		470	471,175
Bill Barrett Corp., 9.88%, 7/15/16		225	238,219
Chesapeake Energy Corp., 2.25%, 12/15/38 (d)		775	575,437
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		165	181,500
10.25%, 12/15/15		1,075	1,036,031
Crosstex Energy LP, 8.88%, 2/15/18 (b)		910	923,650
Denbury Resources, Inc., 8.25%, 2/15/20		800	828,000
Encore Acquisition Co., 6.25%, 4/15/14		1,850	1,863,875
Forest Oil Corp., 7.25%, 6/15/19		440	431,200
Massey Energy Co., 3.25%, 8/01/15 (d)		1,675	1,507,500
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)(g)		1,875	1,875,000
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		1,250	1,271,875
Petrohawk Energy Corp.:
10.50%, 8/01/14		530	575,050
7.88%, 6/01/15		450	450,000
Range Resources Corp., 8.00%, 5/15/19		400	419,000
Roseton-Danskammer 2001, Series B, 7.67%, 11/08/16		1,760	1,698,400
Sabine Pass LNG LP, 7.50%, 11/30/16		350	307,125
SandRidge Energy, Inc.:
8.63%, 4/01/15 (e)		120	118,200
9.88%, 5/15/16 (b)		500	516,250
8.00%, 6/01/18 (b)		125	119,688
Teekay Shipping Corp., 8.50%, 1/15/20		610	619,150

			17,092,525

Paper & Forest Products — 4.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(e)		328	244,714
Boise Paper Holdings LLC, 9.00%, 11/01/17 (b)		355	365,650
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		370	410,700
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,525	1,608,875
Glatfelter, 7.13%, 5/01/16 (b)		190	182,400

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	13

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Paper & Forest Products (concluded)
NewPage Corp.:
10.00%, 5/01/12	USD	740	$425,500
11.38%, 12/31/14		5,385	5,142,675
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		320	336,000
Series B, 4.00%, 8/01/14 (f)		260	209,950
Series B, 9.13%, 8/01/14		305	280,600

			9,207,064

Pharmaceuticals — 1.4%
Angiotech Pharmaceuticals, Inc., 4.00%, 12/01/13 (f)		995	805,950
Elan Corp. Plc, 8.75%, 10/15/16 (b)		695	674,150
Elan Finance Plc, 8.88%, 12/01/13		90	91,350
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	893	1,124,762
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)	USD	515	533,025

			3,229,237

Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., 5.65%, 9/15/11		1,500	1,170,000

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,325	1,192,500

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		1,140	1,154,250
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(i)		1,135	1,123,650

			2,277,900

Software — 0.0%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(e)		426	8,512

Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		330	311,438
General Nutrition Centers, Inc., 10.75%, 3/15/15		550	556,188
Group 1 Automotive, Inc., 2.25%, 6/15/36 (d)(h)		985	770,762
Limited Brands, Inc., 8.50%, 6/15/19		745	798,081
United Auto Group, Inc., 7.75%, 12/15/16		1,030	982,362

			3,418,831

Textiles, Apparel & Luxury Goods — 1.6%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,750	2,394,812
Quiksilver, Inc., 6.88%, 4/15/15	USD	1,490	1,270,225

			3,665,037

Wireless Telecommunication Services — 5.3%
Cricket Communications, Inc.:
9.38%, 11/01/14		955	950,225
10.00%, 7/15/15		1,795	1,817,438
7.75%, 5/15/16		210	213,413
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,285	1,227,175
9.13%, 1/15/15 (e)		1,911	1,862,866
FiberTower Corp., 9.00%, 1/01/16 (e)		284	230,144
iPCS, Inc., 2.37%, 5/01/13 (f)		760	699,200
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,255	2,249,362
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15		60	55,350
Series E, 6.88%, 10/31/13		1,770	1,699,200
Series F, 5.95%, 3/15/14		100	90,750
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		265	233,200
Sprint Capital Corp., 6.88%, 11/15/28		1,200	909,000

			12,237,323

Total Corporate Bonds — 103.4%			238,343,433

Floating Rate Loan Interests (f)	Par (000)		Value

Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Incremental Term Loan, 10.50%, 3/26/14	USD	274	$250,482

Auto Components — 1.0%
Allison Transmission, Inc., Term Loan, 2.98% – 3.00%, 8/07/14		2,216	2,029,556
Dana Holding Corp., Term Advance, 4.48% – 6.50%, 1/30/15		399	388,763

			2,418,319

Automobiles — 2.7%
Ford Motor Co., Tranche B-1 Term Loan, 3.24% – 3.26%, 12/15/13		6,641	6,203,454

Building Products — 1.3%
CPG International I, Inc., Term Loan, 5.23%, 2/28/11		2,955	2,954,774

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.25% – 5.31%, 12/15/14		381	241,724

Chemicals — 1.1%
PQ Corp., Term Loan (First Lien), 3.48% – 3.50%, 7/30/14		739	675,956
Solutia Inc., Loan, 7.25%, 2/28/14		304	308,132
Tronox Worldwide LLC, Tranche B-1 Term Loan, 9.00%, 6/24/10		1,400	1,436,680

			2,420,768

Construction & Engineering — 0.8%
Safway, Last Out, Term Loan, 15.63%, 12/14/17		1,750	1,750,000

Diversified Telecommunication Services — 2.0%
Wind Finance SL SA, Facility (Second Lien), 7.68%, 12/17/14	EUR	3,350	4,543,237

Food & Staples Retailing — 0.5%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	USD	1,200	1,243,200

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (fka Travelport Inc.), Loan, 8.28%, 3/27/12		2,994	2,739,623

IT Services — 0.0%
First Data Corp., Initial Tranche B-1 Term Loan, 2.98%, 9/24/14		99	86,682

Independent Power Producers & Energy Traders — 1.2%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.73% – 3.75%, 10/10/14		206	165,845
Initial Tranche B-2 Term Loan, 3.73% – 3.75%, 10/10/14		648	520,967
Initial Tranche B-3 Term Loan, 3.73% – 3.75%, 10/10/14		2,571	2,056,999

			2,743,811

Machinery — 0.2%
Accuride Corp., Term Loan, 9.75%, 6/30/13		550	548,854

Media — 2.3%
Affinion Group Holdings, Inc., Loan, 8.39%, 3/01/12		436	412,302
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,478	1,462,725
HMH Publishing Co., Ltd.:
Mezzanine, 1.26%, 11/14/14		487	60,093
Tranche A Term Loan, 5.23%, 6/12/14		1,435	1,207,459

See Notes to Financial Statements.

14	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)	Par (000)		Value

Media (concluded)
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	USD	1,250	$1,335,938
Virgin Media Investment Holdings Ltd., C Facility, 3.58%, 3/03/13	GBP	240	341,862
Worldcolor Press Inc. and Worldcolor (USA) Corp. (fka Quebecor World, Inc.), Advance, 9.00%, 7/23/12	USD	498	503,176

			5,323,555

Multiline Retail — 0.6%
Hema Holding BV, Mezzanine, 8.24% — 8.92%, 1/29/17	EUR	1,018	1,004,451
The Neiman Marcus Group, Inc., Term Loan, 6.25%, 4/06/13	USD	348	312,381

			1,316,832

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18		2,175	1,631,030

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, PIK Loan, 7.25%, 2/01/13 (e)		1,199	659,462

Real Estate Management & Development — 0.2%
Realogy Corp.:
Initial Term B Loan, 3.25%, 10/10/13		375	330,849
Synthetic Letter of Credit, 0.08%, 10/10/13		118	104,479

			435,328

Specialty Retail — 0.3%
Claire’s Stores, Inc., Term Loan B, 3.00%, 5/29/14		264	217,886
Michaels Stores, Inc. B-1 Term Loan, 2.50% – 2.56%, 10/31/13		349	314,406
Pedalgreen Ltd. PIK Loan Facility, 0.00%, 11/30/15 (e)	GBP	119	166,949

			699,241

Total Floating Rate Loan Interests — 16.6%			38,210,376

Other Interests (j)	Beneficial Interest (000)

Auto Components — 1.8%
Delphi Debtor in Possession Holding Co. LLP, Class B Membership Interests	USD	—	(k)	4,209,089

Media — 0.0%
Adelphia Escrow		700		70
Adelphia Recovery Trust		878		3,511

				3,581

Total Other Interests — 1.8%				4,212,670

		3,581
Preferred Stocks	Shares

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (a)(b)(f)	34,982	—

Total Preferred Stocks — 0.0%		—

Warrants (l)	Shares	Value

Construction & Engineering — 0.0%
Safway US LLC (expires 12/14/17)	321	$1

Health Care Providers & Services — 0.0%
HealthSouth Corp. (expires 1/16/14)	29,930	—

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (expires 3/26/19) (b)	39,975	—
New Vision Holdings LLC (expires 9/30/14)	14,965	150

		150

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (no expiration)	1	—

Total Warrants — 0.0%		151

Total Long-Term Investments (Cost — $296,237,011) — 125.8%		289,985,670

Short-Term Securities

BlackRock Liquidity Funds, TempCash, Institutional Class, 0.12% (m)(n)	4,931,674	4,931,674

Total Short-Term Securities (Cost — $4,931,674) — 2.1%		4,931,674

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	17	3,230

Total Options Purchased (Cost — $16,622) — 0.0%		3,230

Total Investments (Cost — $301,185,307*) — 127.9%		294,920,574
Liabilities in Excess of Other Assets — (27.9)%		(64,328,036)

Net Assets — 100.0%		$230,592,538

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	15

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund, Inc. (COY)

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$302,371,946

Gross unrealized appreciation	$13,143,585
Gross unrealized depreciation	(20,594,957)

Net unrealized depreciation	$(7,451,372)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Convertible security.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(f)	Variable rate security. Rate shown is as of report date.

(g)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global	$345,675	—
JPMorgan Securities	$410,000	—
Morgan Stanley Capital Services, Inc.	$1,875,000	—
Wells Fargo Bank	$153,938	$3,938

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $1,000.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(m)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempCash, Institutional Class	$4,931,674	$8,170
BlackRock Liquidity Series, LLC Cash Sweep Series	$(7,111,263)	$905

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	304,000	USD	414,608	Citibank NA	3/03/10	$(669)
EUR	1,467,800	USD	2,023,491	Citibank NA	3/24/10	(24,948)
USD	21,425,096	EUR	14,828,500	Citibank NA	3/24/10	1,234,740
USD	756,103	EUR	541,500	Citibank NA	3/24/10	18,800
USD	321,195	GBP	204,500	Citibank NA	4/21/10	9,497
USD	2,349,986	GBP	1,451,500	Morgan	4/21/10	137,617
				Stanley Capital Services, Inc.
USD	181,633	CAD	190,000	Goldman Sachs International	4/21/10	1,076

Total						$1,376,113

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	1,500	$(15,610)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	USD	475	(3,057)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	USD	925	(32,364)
Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	USD	500	(131,515)
Macy’s, Inc.	8.05%	Goldman Sachs Bank USA	March 2014	USD	600	(143,867)
Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD	175	973
Limited Brands, Inc.	1.00%	Goldman Sachs Bank USA	September 2014	USD	1,000	(35,054)
Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	50	(1,717)
American Axle and Manufacturing Inc.	5.00%	Deutsche Bank AG	December 2014	USD	375	(2,807)
Boston Scientific Corp.	1.00%	Goldman Sachs Bank USA	December 2014	USD	500	919
Brunswick Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2016	USD	1,500	13,409

Total						$(350,690)

See Notes to Financial Statements.

16	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund, Inc. (COY)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	March 2015	B–	USD 550	$2,053

Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	USD 100	1,285

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	USD 450	(14,983)

Standard Pacific Corp.	5.00%	Goldman Sachs International	March 2015	CCC	USD 250	(224)

Total						$(11,869)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit take place as defined under the terms of the agreement.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Common Stocks	$8,807,025	$336,919	$75,096	$9,219,040
Corporate Bonds	—	234,382,073	3,961,360	238,343,433
Floating Rate Loan Interests	—	18,991,565	19,218,811	38,210,376
Other Interests	—	—	4,212,670	4,212,670
Warrants	—	1	150	151
Short-Term Securities	4,931,674	—	—	4,931,674

Total	$13,738,699	$253,710,558	$27,468,087	$294,917,344

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$1,423,599	—	$1,423,599
Liabilities	—	(406,815)	$(51,643)	(458,458)

Total	—	$1,016,784	$(51,643)	$965,141

[1]

Other financial instruments are swaps, foreign currency exchange contracts, options and unfunded loan commitments. Swaps, foreign currency exchange contracts and unfunded loan commitments are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total

Balance, as of February 28, 2009	$356	$1,404,473	$14,962,760	$3,582	—	$16,371,171
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain (loss)	—	(5,465)	(4,784,296)	—	—	(4,789,761)
Change in unrealized appreciation/depreciation[2]	—	282,192	15,063,883	—	—	15,346,075
Net purchases (sales)	—	6,342	(7,162,942)	—	—	(7,156,600)
Net transfers in (out) of Level 3	74,740	2,273,818	1,139,406	4,209,088	$150	7,697,202

Balance, as of February 28, 2010	$75,096	$3,961,360	$19,218,811	$4,212,670	$150	$27,468,087

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2010 was $6,741,424.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]

Balance, as of February 28, 2009	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation[4]	$(51,643)
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of February 28, 2010	$(51,643)

[3]	Other financial instruments are unfunded loan commitments.

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at February 28, 2010 was $(51,643).

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	17

Schedule of Investments February 28, 2010	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.2%
Lear Corp. (a)	6,665	$461,685

Building Products — 0.6%
Masonite Worldwide Holdings (a)	34,575	1,452,150

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	296,000	476,560

Chemicals — 0.1%
Solutia, Inc. (a)	8,000	112,560
Wellman Holdings, Inc. (a)	1,522	381

		112,941

Communications Equipment — 1.0%
Brocade Communications Systems, Inc. (a)	50,000	291,000
Loral Space & Communications Ltd. (a)	64,095	2,085,010

		2,376,010

Construction Materials — 0.0%
Nortek, Inc. (a)	2,145	79,365

Containers & Packaging — 0.2%
Rock-Tenn Co., Class A	13,000	543,920

Diversified Financial Services — 0.4%
Bank of America Corp.	65,000	1,082,900
Citigroup, Inc. (a)	1	3

		1,082,903

Diversified Telecommunication Services — 0.5%
Qwest Communications International, Inc.	247,855	1,130,219

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	70,784	5,025
SunPower Corp., Class B (a)	778	12,705

		17,730

Food Products — 0.0%
Pilgrims Pride Corp. (a)	6,334	57,133

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (a)	1,099	6,209

Household Durables — 0.4%
Beazer Homes USA, Inc. (a)	139,500	580,320
Pulte Homes, Inc. (a)	30,000	324,900
Standard-Pacific Corp. (a)	15,000	63,300

		968,520

Machinery — 0.1%
Accuride Corp. (a)	90,983	118,278
Accuride Corp. — Restricted Shares (a)	90,983	118,278

		236,556

Media — 0.3%
Gannett Co., Inc.	56,000	848,400

Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd. (a)	125,117	262,791
Ainsworth Lumber Co. Ltd. (a)(b)	140,415	294,922
Western Forest Products, Inc. (a)	158,023	33,041
Western Forest Products, Inc. (a)(b)	45,762	9,568

		600,322

Software — 0.1%
TiVo, Inc. (a)	31,000	293,880

Wireless Telecommunication Services — 0.3%
FiberTower Corp. (a)	76,542	315,353
SBA Communications Corp., Class A (a)	8,500	300,560

		615,913

Total Common Stocks — 4.6%		11,360,416

Corporate Bonds		Par (000)	Value

Airlines — 2.4%
American Airlines, Inc., 10.50%, 10/15/12 (b)	USD	1,080	$1,107,000
American Airlines Pass Through Trust, Series 2001-02, 7.86%, 4/01/13		400	403,000
Continental Airlines, Inc.:
Series 1997-4-B, 6.90%, 7/02/18 (c)		522	480,124
Series 2001-1-C, 7.03%, 12/15/12		302	294,485
Series 2003-RJ, 7.88%, 1/02/20		440	391,931
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		1,100	1,133,000
United Air Lines, Inc., 12.75%, 7/15/12		2,100	2,226,000

			6,035,540

Auto Components — 1.7%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		91	91,104
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11		1,200	1,242,000
8.63%, 12/01/11		552	572,700
Icahn Enterprises LP (b):
4.00%, 8/15/13 (d)(e)		255	224,069
8.00%, 1/15/18		2,360	2,218,400

			4,348,273

Biotechnology — 0.3%
QHP Pharma, 10.25%, 3/15/15 (b)		710	724,825

Building Products — 1.1%
Associated Materials LLC, 9.88%, 11/15/16		720	763,200
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		620	620,000
Goodman Global Group, Inc., 12.86%, 12/15/14 (b)(f)		290	168,200
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,090	1,106,350

			2,657,750

Capital Markets — 0.7%
E*Trade Financial Corp. (e)(f):
3.39%, 8/31/19 (b)		244	370,880
Series A, 3.64%, 8/31/19		7	10,640
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	422	595,209
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	USD	963	579,004
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(g)		411	90,851
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(g)		269	46,759

			1,693,343

Chemicals — 2.8%
American Pacific Corp., 9.00%, 2/01/15		880	869,000
Georgia Gulf Corp., 9.00%, 1/15/17 (b)		230	238,625
Hexion Finance Escrow LLC, 8.88%, 2/01/18 (b)		1,820	1,701,700
Hexion U.S. Finance Corp., 9.75%, 11/15/14		310	292,950
Huntsman International LLC (b):
6.88%, 11/15/13	EUR	280	355,528
5.50%, 6/30/16	USD	545	479,600
Innophos, Inc., 8.88%, 8/15/14		825	847,688
MacDermid, Inc., 9.50%, 4/15/17 (b)		1,260	1,260,000
Wellman Holdings, Inc. (e):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)		844	844,000
Third Lien Subordinate Note, 5.00%, 1/29/19 (g)		269	134,759

			7,023,850

See Notes to Financial Statements.

18	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

		Par (000)
Corporate Bonds			Value

Commercial Banks — 0.1%
Glitnir Banki HF (a)(h):
4.38%, 2/05/10	USD	50	$17,702
4.15%, 4/20/10 (b)		111	28,860
Series EMTN, 5.07%, 1/27/10	EUR	50	17,701
Series EMTN, 3.00%, 6/30/10		45	15,625
Series GMTN, 6.38%, 9/25/12 (b)	USD	500	130,000

			209,888

Commercial Services & Supplies — 3.0%
ACCO Brands Corp., 10.63%, 3/15/15 (b)		250	271,750
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		585	625,950
Scientific Games International, Inc., 9.25%, 6/15/19		855	904,162
Waste Services, Inc., 9.50%, 4/15/14		3,000	3,082,500
West Corp.:
9.50%, 10/15/14		435	431,738
11.00%, 10/15/16		2,245	2,250,612

			7,566,712

Construction Materials — 1.2%
Nortek, Inc., 11.00%, 12/01/13		2,155	2,262,260
Texas Industries, Inc., 7.25%, 7/15/13		785	763,412

			3,025,672

Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		680	676,600
Ford Motor Credit Co. LLC:
3.00%, 1/13/12 (d)		215	201,562
7.80%, 6/01/12		200	202,114
8.00%, 12/15/16		180	180,745

			1,261,021

Containers & Packaging — 4.0%
Berry Plastics Escrow LLC, 8.88%, 9/15/14 (b)		470	452,375
Berry Plastics Holding Corp., 8.88%, 9/15/14		1,050	1,010,625
Crown European Holdings SA, 6.25%, 9/01/11	EUR	75	104,167
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	840	882,000
Impress Holdings BV, 3.38%, 9/15/13 (b)(d)		420	391,650
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13		1,000	1,015,000
6.75%, 12/01/14	EUR	155	211,057
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)	USD	1,090	867,912
Pregis Corp., 12.38%, 10/15/13		1,200	1,191,000
Rock-Tenn Co., 8.20%, 8/15/11		2,000	2,155,000
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	495	660,539
7.75%, 11/15/19		470	636,778
Solo Cup Co., 10.50%, 11/01/13	USD	475	497,563

			10,075,666

Diversified Consumer Services — 1.2%
Service Corp. International, 7.00%, 6/15/17		3,000	2,940,000

Diversified Financial Services — 8.6%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		520	562,900
CIT Group, Inc.:
7.00%, 5/01/16		1,341	1,187,215
7.00%, 5/01/17		5,740	5,072,796
FCE Bank Plc:
7.88%, 2/15/11	GBP	700	1,075,371
7.13%, 1/16/12	EUR	1,800	2,429,412
7.13%, 1/15/13		1,050	1,401,144

		Par (000)
Corporate Bonds			Value

Diversified Financial Services (concluded)
GMAC LLC:
7.25%, 3/02/11	USD	464	$468,060
6.88%, 9/15/11		500	500,000
6.88%, 8/28/12		600	594,000
2.45%, 12/01/14 (d)		464	396,950
6.75%, 12/01/14		1,020	974,100
8.30%, 2/12/15 (b)		2,160	2,178,900
8.00%, 11/01/31		1,140	1,051,650
General Motors Acceptance Corp. of Canada Ltd., 6.00%, 5/25/10	CAD	300	281,502
Leucadia National Corp., 8.13%, 9/15/15	USD	1,325	1,344,875
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,460	1,478,250
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	400	543,306

			21,540,431

Diversified Telecommunication Services — 3.8%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	USD	1,035	993,600
GCI, Inc., 8.63%, 11/15/19 (b)		1,200	1,219,500
Level 3 Financing, Inc., 10.00%, 2/01/18 (b)		680	623,900
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		215	230,050
Qwest Communications International, Inc.:
7.50%, 2/15/14		2,020	2,040,200
8.00%, 10/01/15 (b)		600	621,000
Series B, 7.50%, 2/15/14		1,730	1,747,300
Qwest Corp.:
7.63%, 6/15/15		525	561,094
8.38%, 5/01/16		680	744,600
Windstream Corp., 8.13%, 8/01/13		760	790,400

			9,571,644

Electric Utilities — 1.2%
Intergen NV, 9.00%, 6/30/17 (b)		420	428,400
NSG Holdings LLC, 7.75%, 12/15/25 (b)		1,030	890,950
Tenaska Alabama Partners LP, 7.00%, 6/30/21 (b)		1,810	1,813,700

			3,133,050

Electronic Equipment, Instruments & Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16		295	305,325

Energy Equipment & Services — 1.4%
Compagnie Générale de Géophysique-Veritas:
7.50%, 5/15/15		215	210,700
7.75%, 5/15/17		320	313,600
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,835	1,825,825
North American Energy Alliance LLC, 10.88%, 6/01/16 (b)		665	704,900
North American Energy Partners, Inc., 8.75%, 12/01/11		375	373,125

			3,428,150

Food & Staples Retailing — 0.8%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		800	720,000
Duane Reade, Inc., 11.75%, 8/01/15		165	207,900
Rite Aid Corp.:
9.75%, 6/12/16		410	437,675
10.25%, 10/15/19		670	708,525

			2,074,100

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	19

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

		Par (000)
Corporate Bonds			Value

Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18	USD	220	$222,200
Reddy Ice Corp., 11.25%, 3/15/15 (b)(i)		440	440,000
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		780	844,350
TreeHouse Foods, Inc., 7.75%, 3/01/18 (i)		160	164,200

			1,670,750

Health Care Equipment & Supplies — 1.3%
DJO Finance LLC:
10.88%, 11/15/14		1,670	1,786,900
10.88%, 11/15/14 (b)		600	642,000
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		955	816,525

			3,245,425

Health Care Providers & Services — 3.5%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		1,460	1,511,100
HCA, Inc., 9.13%, 11/15/14		1,785	1,876,481
LifePoint Hospitals, Inc., 3.50%, 5/15/14 (e)		110	100,788
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		1,564	1,638,290
10.00%, 5/01/18		644	708,400
8.88%, 7/01/19		1,289	1,359,895
Vanguard Health Holding Co.II LLC, 8.00%, 2/01/18 (b)		1,555	1,527,787

			8,722,741

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,770	2,035,500

Hotels, Restaurants & Leisure — 2.9%
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(b)(h)		439	26,340
Harrah’s Operating Co., Inc., 11.25%, 6/01/17		1,100	1,141,250
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (a)(h)		1,550	751,750
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(h)		1,290	325,725
MGM Mirage:
13.00%, 11/15/13		1,155	1,316,700
10.38%, 5/15/14 (b)		255	270,300
11.13%, 11/15/17 (b)		820	885,600
Pinnacle Entertainment, Inc., 8.63%, 8/01/17 (b)		685	650,750
San Pasqual Casino, 8.00%, 9/15/13 (b)		975	926,250
Scientific Games Corp., 0.75%, 12/01/24 (e)(j)		280	271,950
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		60	47,700
Travelport LLC:
4.88%, 9/01/14 (d)		160	148,800
9.88%, 9/01/14		210	214,725
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)		305	191
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(g)		940	178,600

			7,156,631

Household Durables — 2.3%
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)		1,345	1,499,675
Jarden Corp., 8.00%, 5/01/16		275	287,375
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		1,725	1,802,625
KB Home:
6.38%, 8/15/11		29	29,508
9.10%, 9/15/17		215	223,062
Standard Pacific Corp.:
6.25%, 4/01/14		365	328,500
7.00%, 8/15/15		265	238,500
10.75%, 9/15/16		1,225	1,277,062

			5,686,307

		Par (000)
Corporate Bonds			Value

Household Products — 0.1%
Libbey Glass, Inc., 10.00%, 2/15/15 (b)	USD	135	$139,725

IT Services — 1.4%
Alliance Data Systems Corp., 1.75%, 8/01/13 (e)		1,645	1,521,625
First Data Corp.:
9.88%, 9/24/15		1,600	1,368,000
9.88%, 9/24/15 (b)		20	17,300
11.25%, 3/31/16		810	664,200

			3,571,125

Independent Power Producers & Energy Traders — 3.8%
The AES Corp., 8.75%, 5/15/13 (b)		1,070	1,088,725
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		610	661,088
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,260	1,275,750
Energy Future Holdings Corp.:
10.88%, 11/01/17		430	325,725
11.25%, 11/01/17 (g)		2,944	2,060,646
10.00%, 1/15/20 (b)		1,875	1,912,500
NRG Energy, Inc., 7.25%, 2/01/14		2,115	2,130,862

			9,455,296

Industrial Conglomerates — 2.5%
Sequa Corp. (b):
11.75%, 12/01/15		2,340	2,293,200
13.50%, 12/01/15 (g)		3,954	3,963,896

			6,257,096

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		1,700	1,729,750
USI Holdings Corp., 4.13%, 11/15/14 (b)(d)		680	562,700

			2,292,450

Internet & Catalog Retail — 0.1%
NetFlix, Inc., 8.50%, 11/15/17		355	371,863

Internet Software & Services — 0.3%
Equinix, Inc, 8.13%, 3/01/18 (i)		620	620,000

Leisure Equipment & Products — 0.6%
Brunswick Corp., 11.25%, 11/01/16 (b)		995	1,106,938
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)		280	290,500

			1,397,438

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16 (b)		175	182,875

Machinery — 1.2%
AGY Holding Corp., 11.00%, 11/15/14		980	784,000
Accuride Corp., 7.50%, 2/26/20 (e)(g)		9	15,927
Navistar International Corp.:
3.00%, 10/15/14 (e)		510	521,475
8.25%, 11/01/21		1,000	1,015,000
RBS Global, Inc., 8.88%, 9/01/16		450	407,250
Titan International, Inc., 5.63%, 1/15/17 (b)(e)		240	252,600

			2,996,252

Marine — 1.1%
Horizon Lines, Inc., 4.25%, 8/15/12 (e)		2,230	1,845,325
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		500	508,750
Trico Shipping AS, 11.88%, 11/01/14 (b)		330	319,688

			2,673,763

See Notes to Financial Statements.

20	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Media — 13.7%
Affinion Group, Inc., 10.13%, 10/15/13	USD	2,460	$2,484,600
CCH II LLC, 13.50%, 11/30/16		543	641,063
CCO Holdings LLC, 8.75%, 11/15/13		555	563,325
CMP Susquehanna Corp., 3.20%, 5/15/14 (b)		160	3,200
COX Enterprises, Inc.:
Loan Close 2, 12.00%, 8/15/18		630	630,000
Loan Close 3, 12.00%, 8/15/18		735	735,000
Shares Loan, 12.00%, 8/15/18		735	735,000
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		390	409,988
Cablevision Systems Corp., Series B, 8.00%, 4/15/12		1,515	1,596,431
Catalina Marketing Corp., 10.50%, 10/01/15 (b)(g)		610	637,450
Charter Communications Operating, LLC (b):
10.00%, 4/30/12		500	517,500
10.38%, 4/30/14		670	680,050
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17		835	851,700
Series B, 9.25%, 12/15/17		3,985	4,094,587
DISH DBS Corp., 7.00%, 10/01/13		90	92,025
Gannett Co.,Inc., 8.75%, 11/15/14 (b)		600	627,750
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (d)		350	278,250
9.50%, 5/15/15		420	383,250
Intelsat Corp., 9.25%, 6/15/16		2,450	2,535,750
Intelsat Subsidiary Holding Co. Ltd., 8.88%, 1/15/15 (b)		260	263,900
Liberty Global, Inc., 4.50%, 11/15/16 (b)(e)		440	525,250
Liberty Media Corp., 3.13%, 3/30/23 (e)		1,113	1,138,043
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	546	464,665
8.00%, 4/30/14 (b)		177	150,633
Lions Gate Entertainment, Inc., 10.25%, 11/01/16 (b)	USD	370	370,925
McClatchy Co., 11.50%, 2/15/17 (b)		260	253,500
Network Communications, Inc., 10.75%, 12/01/13		30	13,800
Nielsen Finance LLC:
11.63%, 2/01/14		180	200,475
10.00%, 8/01/14		1,890	1,960,875
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(e)(h)		850	807,410
Rainbow National Services LLC (b):
8.75%, 9/01/12		440	448,800
10.38%, 9/01/14		1,582	1,663,078
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	864	1,089,059
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	3,465	3,157,481
UPC Germany GmbH (b):
8.13%, 12/01/17		600	600,000
8.13%, 12/01/17	EUR	566	778,404
9.63%, 12/01/19		995	1,368,396
UPC Holding BV, 9.88%, 4/15/18 (b)	USD	500	520,000

			34,271,613

Metals & Mining — 5.1%
Aleris International, Inc. (a)(h):
9.00%, 12/15/14		1,035	2,588
10.00%, 12/15/16		800	17,000
Drummond Co., Inc.:
9.00%, 10/15/14 (b)		875	875,000
7.38%, 2/15/16		225	209,813
FMG Finance Property Ltd. (b):
10.00%, 9/01/13		535	564,425
10.63%, 9/01/16		1,180	1,315,700

Corporate Bonds	Par (000)		Value

Metals & Mining (concluded)
Foundation PA Coal Co., 7.25%, 8/01/14	USD	1,975	$1,975,000
GoldCorp., Inc., 2.00%, 8/01/14 (b)(e)		190	212,800
McJunkin Red Man Corp., 9.50%, 12/15/16 (b)		1,245	1,248,112
Murray Energy Corp., 10.25%, 10/15/15 (b)		845	846,056
New World Resources NV, 7.38%, 5/15/15	EUR	625	757,421
Novelis, Inc.:
7.25%, 2/15/15	USD	1,515	1,405,162
11.50%, 2/15/15		430	456,875
Ryerson, Inc.:
7.62%, 11/01/14 (d)		400	357,000
12.00%, 11/01/15		265	272,288
Steel Dynamics, Inc., 7.38%, 11/01/12		460	468,050
Teck Resources Ltd.:
10.25%, 5/15/16		300	357,750
10.75%, 5/15/19		670	824,100
Vedanta Resources Plc, 9.50%, 7/18/18 (b)		640	675,200

			12,840,340

Multiline Retail — 1.3%
Dollar General Corp.:
10.63%, 7/15/15		148	162,060
11.88%, 7/15/17 (g)		2,431	2,826,037
Saks, Inc., 9.88%, 10/01/11		295	306,063

			3,294,160

Oil, Gas & Consumable Fuels — 7.3%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		310	320,850
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		500	562,500
10.75%, 2/01/18		260	281,450
Berry Petroleum Co., 8.25%, 11/01/16		510	511,275
Bill Barrett Corp., 9.88%, 7/15/16		240	254,100
Chesapeake Energy Corp., 2.25%, 12/15/38 (e)		800	594,000
Connacher Oil and Gas Ltd. (b):
11.75%, 7/15/14		175	192,500
10.25%, 12/15/15		1,145	1,103,494
Crosstex Energy LP, 8.88%, 2/15/18 (b)		990	1,004,850
Denbury Resources, Inc., 8.25%, 2/15/20		900	931,500
Encore Acquisition Co., 6.25%, 4/15/14		2,000	2,015,000
Forest Oil Corp., 7.25%, 6/15/19		470	460,600
Massey Energy Co., 3.25%, 8/01/15 (e)		1,750	1,575,000
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)(i)		2,030	2,030,000
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		1,340	1,363,450
Petrohawk Energy Corp.:
10.50%, 8/01/14		555	602,175
7.88%, 6/01/15		460	460,000
Range Resources Corp., 8.00%, 5/15/19		400	419,000
Roseton-Danskammer 2001, Series B, 7.67%, 11/08/16		1,895	1,828,675
Sabine Pass LNG LP, 7.50%, 11/30/16		390	342,225
SandRidge Energy, Inc.:
8.63%, 4/01/15 (g)		120	118,200
9.88%, 5/15/16 (b)		500	516,250
8.00%, 6/01/18 (b)		135	129,262
Teekay Shipping Corp., 8.50%, 1/15/20		660	669,900

			18,286,256

Paper & Forest Products — 4.2%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(g)		1,106	824,310
Boise Paper Holdings LLC, 9.00%, 11/01/17 (b)		380	391,400
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		390	432,900
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,600	1,688,000
Glatfelter, 7.13%, 5/01/16 (b)		210	201,600

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	21

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Paper & Forest Products (concluded)
NewPage Corp.:
10.00%, 5/01/12	USD	785	$451,375
11.38%, 12/31/14		5,810	5,548,550
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		335	351,750
Series B, 4.00%, 8/01/14 (d)		280	226,100
Series B, 9.13%, 8/01/14		325	299,000

			10,414,985

Pharmaceuticals — 1.4%
Angiotech Pharmaceuticals, Inc., 4.00%, 12/01/13 (d)		1,050	850,500
Elan Corp. Plc, 8.75%, 10/15/16 (b)		740	717,800
Elan Finance Plc, 8.88%, 12/01/13		105	106,575
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	958	1,206,631
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)	USD	545	564,075

			3,445,581

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15		1,425	1,282,500

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		1,250	1,265,625
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(h)		1,215	1,202,850

			2,468,475

Software — 0.0%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(d)(g)		456	9,120

Specialty Retail — 1.5%
Asbury Automotive Group, Inc., 7.63%, 3/15/17		350	330,313
General Nutrition Centers, Inc., 10.75%, 3/15/15		595	601,694
Group 1 Automotive, Inc., 2.25%, 6/15/36 (e)(j)		1,055	825,537
Limited Brands, Inc., 8.50%, 6/15/19		785	840,931
United Auto Group, Inc., 7.75%, 12/15/16		1,110	1,058,662

			3,657,137

Textiles, Apparel & Luxury Goods — 1.5%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,850	2,531,658
Quiksilver, Inc., 6.88%, 4/15/15	USD	1,350	1,150,875

			3,682,533

Wireless Telecommunication Services — 5.4%
Cricket Communications, Inc.:
9.38%, 11/01/14		995	990,025
10.00%, 7/15/15		1,890	1,913,625
7.75%, 5/15/16		220	223,575
Digicel Group Ltd. (b):
8.88%, 1/15/15		1,370	1,308,350
9.13%, 1/15/15 (g)		1,983	1,933,425
FiberTower Corp., 9.00%, 1/01/16		284	230,144
iPCS, Inc., 2.37%, 5/01/13 (d)		815	749,800
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,285	2,279,287
NII Holdings, Inc., 2.75%, 8/15/25 (e)		770	777,700
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15		60	55,350
Series E, 6.88%, 10/31/13		1,840	1,766,400
Series F, 5.95%, 3/15/14		110	99,825
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		275	242,000
Sprint Capital Corp., 6.88%, 11/15/28		1,270	962,025

			13,531,531

Total Corporate Bonds — 101.4%			253,274,708

Floating Rate Loan Interests (d)	Par (000)		Value

Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Incremental Term Loan, 10.50%, 3/26/14	USD	274	$250,482

Auto Components — 1.0%
Allison Transmission, Inc., Term Loan, 2.98% – 3.00%, 8/07/14		2,266	2,075,223
Dana Holding Corp., Term Advance, 4.48% – 6.50%, 1/30/15		401	390,756

			2,465,979

Automobiles — 2.7%
Ford Motor Co., Tranche B-1 Term Loan, 3.24% – 3.26%, 12/15/13		7,191	6,717,246

Building Products — 1.3%
CPG International I, Inc., Term Loan, 5.23%, 2/28/11		3,250	3,250,251

Capital Markets — 0.1%
Marsico Parent Co., LLC, Term Loan, 5.25% – 5.31%, 12/15/14		381	241,724

Chemicals — 1.1%
PQ Corp., Term Loan (First Lien), 3.48% – 3.50%, 7/30/14		739	675,956
Solutia Inc., Loan, 7.25%, 2/28/14		359	364,156
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 9.00%, 6/24/10		1,261	1,294,219
Tranche B-2 Term Loan, 9.00%, 6/24/10		339	347,701

			2,682,032

Construction & Engineering — 0.8%
Safway Services LLC — Second Out Term Loan, 9.00%, 12/14/17		2,000	2,000,000

Consumer Finance — 0.7%
Chrysler Financial Services Americas LLC Term Loan (First Lien), 4.24%, 8/03/12		1,760	1,737,762

Diversified Telecommunication Services — 1.9%
Wind Finance SL SA, Facility (Second Lien), 7.67%, 12/17/14	EUR	3,460	4,692,418

Food & Staples Retailing — 0.5%
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15	USD	1,250	1,295,000

Hotels, Restaurants & Leisure — 1.2%
Travelport LLC (fka Travelport, Inc.), Loan, 8.25%, 3/27/12		3,198	2,926,337

IT Services — 0.1%
First Data Corp., Initial Tranche B-1 Term Loan, 2.98%, 9/24/14		347	303,387

Independent Power Producers & Energy Traders — 1.2%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.73% – 3.75%, 10/10/14		216	173,742
Initial Tranche B-2 Term Loan, 3.73% – 3.75%, 10/10/14		656	527,672
Initial Tranche B-3 Term Loan, 3.73% – 3.75%, 10/10/14		2,821	2,257,000

			2,958,414

Media — 2.3%
Affinion Group Holdings, Inc., Loan, 8.39%, 3/01/12		436	412,302
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,724	1,706,513
HMH Publishing Co. Ltd.:
Mezzanine, 1.26%, 11/14/14		570	70,241
Tranche A Term Loan, 5.48%, 6/12/14		1,557	1,309,580

See Notes to Financial Statements.

22	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value

Media (concluded)
NVT Networks, LLC — Exit Term Loan, 13.00%, 10/01/12	USD	61	$61,276
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,200	1,282,500
Protostar Ltd., Debtor in Possession Term Loan, 18.00%, 3/15/10		170	169,940
Virgin Media Investment Holdings Ltd., C Facility, 3.57%, 3/03/13	GBP	255	363,229
Worldcolor Press Inc. and Worldcolor (USA) Corp. (fka Quebecor World, Inc.), Advance, 9.00%, 7/23/12	USD	498	503,176

			5,878,757

Multiline Retail — 0.1%
The Neiman Marcus Group, Inc., Term Loan, 2.26%, 4/06/13		378	339,160

Oil, Gas & Consumable Fuels — 0.7%
Turbo Beta Ltd., Dollar Facility, 12.00%, 3/15/18		2,278	1,708,698

Paper & Forest Products — 0.3%
Verso Paper Finance Holdings LLC, PIK Loan, 7.25%, 2/01/13 (g)		1,296	712,711

Real Estate Management & Development — 0.2%
Realogy Corp.:
Initial Term B Loan, 3.25%, 10/10/13		400	352,616
Synthetic Letter of Credit, 0.08%, 10/10/13		128	113,185

			465,801

Specialty Retail — 0.3%
Claire’s Stores, Inc., Term B Loan, 3.00%, 5/29/14		279	230,219
Michaels Stores, Inc., B-1 Term Loan, 2.50% – 2.56%, 10/31/13		374	336,864
Pedalgreen Ltd., PIK Loan Facility, 0.00%, 11/30/15 (g)	GBP	233	326,444

			893,527

Total Floating Rate Loan Interests — 16.6%			41,519,686

Other Interests (k)		Beneficial Interest (000)

Auto Components — 1.9%
Delphi Debtor in Possession Holding Co. LLP, Class B Membership Interests (a)	USD	—	(l)	4,695,239
Lear Corp. Escrow (a)		460		6,900

				4,702,139

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc. (a)		575		58

Media — 0.0%
Adelphia Escrow (a)		750		75
Adelphia Recovery Trust (a)		941		3,762

				3,837

Total Other Interests — 1.9%				4,706,034

Preferred Stocks	Shares

Diversified Financial Services — 0.9%
Citigroup, Inc. (e)	16,700	1,791,242
GMAC, Inc. (b)	590	417,591

		2,208,833

Preferred Stocks	Shares	Value

Household Durables — 0.1%
Beazer Homes USA, Inc. (e)	10,132	$238,735

Media — 0.0%
CMP Susquemanna Radio Holdings Corp. (a)(b)(d)	37,314	1

Total Preferred Stocks — 1.0%		2,447,569

Warrants (m)

Construction & Engineering — 0.0%
Safway US LLC (Expires 12/14/17)	367	—

Containers & Packaging — 0.0%
MDP Acquisitions Plc (Expires 10/01/13)	700	29,996

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)	32,042	—

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)	485	5

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	42,640	1
New Vision Holdings LLC (Expires 9/30/14)	22,447	224

		225

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)	1	—

Total Warrants — 0.0%		30,226

Total Long-Term Investments (Cost — $320,023,321) — 125.5%		313,338,639

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (n)(o)	3,276,755	3,276,755

Total Short-Term Securities (Cost — $3,276,755) — 1.3%		3,276,755

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/01/19, Broker Goldman Sachs Bank USA	19	3,610

Total Options Purchased (Cost — $18,578) — 0.0%		3,610

Total Investments (Cost — $323,318,654*) — 126.8%		316,619,004
Liabilities in Excess of Other Assets — (26.8)%		(66,898,435)

Net Assets — 100.0%		$249,720,569

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	23

Schedule of Investments (continued)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$324,491,999

Gross unrealized appreciation	$14,881,448
Gross unrealized depreciation	(22,754,443)

Net unrealized depreciation	$(7,872,995)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with swaps.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Convertible security.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	When-issued security. Unsettled when-issued security transactions were as follows:

Counterparty	Value	Unrealized Appreciation

Citigroup Global	$620,000	—
JPMorgan Securities	$440,000	—
Morgan Stanley Capital Services, Inc.	$2,030,000	—
Wells Fargo Bank	$164,200	$4,200

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(k)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(l)	Amount is less than $1,000.

(m)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(n)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$3,276,755	$6,161
BlackRock Liquidity Series, LLC Cash Sweep Series	$(8,370,522)	$2,506

(o)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of February 28, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	341,000	USD	465,087	Citibank NA	3/03/10	$(767)
EUR	1,097,900	USD	1,513,552	Citibank NA	3/24/10	(18,661)
USD	22,814,703	EUR	15,795,000	Citibank NA	3/24/10	1,308,369
USD	549,200	CAD	574,500	Goldman Sachs International	4/21/10	3,252
USD	94,238	GBP	60,000	Citibank NA	4/21/10	2,786
USD	667,914	GBP	414,000	Deutsche Bank AG	4/21/10	36,897
USD	1,790,620	GBP	1,106,000	Morgan Stanley Capital Services, Inc.	4/21/10	104,860

Total						$1,436,736

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Beazer Homes USA, Inc.	5.00%	Credit Suisse International	December 2011	USD	500	$(8,468)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	USD	510	(3,283)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	USD	1,000	(34,988)

Louisiana-Pacific Corp.	5.00%	JPMorgan Chase Bank NA	March 2014	USD	500	(131,515)

Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD	200	(5,653)

Centex Corp.	1.00%	Deutsche Bank AG	September 2014	USD	188	1,043

Limited Brands, Inc.	1.00%	Goldman Sachs Bank USA	September 2014	USD	850	(29,796)

Limited Brands, Inc.	1.00%	JPMorgan Chase Bank NA	September 2014	USD	100	(3,435)

American Axle and Manufacturing Inc.	5.00%	Deutsche Bank AG	December 2014	USD	375	(2,807)

Boston Scientific Corp.	1.00%	Goldman Sachs Bank USA	December 2014	USD	525	965

Total						$(217,937)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Advanced Micro Devices, Inc.	5.00%	JPMorgan Chase Bank NA	March 2015	B–	USD 600	$2,241

Realogy Corp.	5.00%	Credit Suisse International	March 2015	C	USD 100	1,285

Realogy Corp.	5.00%	JPMorgan Chase Bank NA	March 2015	C	USD 475	(15,335)

Standard Pacific Corp.	5.00%	Goldman Sachs International	March 2015	CCC	USD 275	(246)

Total						$(12,055)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

24	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (concluded)	BlackRock Corporate High Yield Fund III, Inc. (CYE)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Common Stocks	$10,749,192	$531,478	$79,746	$11,360,416
Corporate Bonds	—	249,028,689	4,246,019	253,274,708
Floating Rate Loan Interests	—	20,383,700	21,135,986	41,519,686
Other Interests	—	6,901	4,699,133	4,706,034
Preferred Stocks	1,791,242	656,326	1	2,447,569
Warrants	—	29,996	230	30,226
Short-Term Securities	3,276,755	—	—	3,276,755

Total	$15,817,189	$270,637,090	$30,161,115	$316,615,394

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$1,465,308	$95	$1,465,403
Liabilities	—	(254,954)	(115,674)	(370,628)

Total	—	$1,210,354	$(115,579)	$1,094,775

[1]

Other financial instruments are swaps, foreign currency exchange contracts, options and unfunded loan commitments. Swaps, foreign currency exchange contracts and unfunded loan commitments are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Stocks	Warrants	Total

Balance, as of February 28, 2009	$381	$1,607,922	$16,334,395	$3,837	—	—	$17,946,535
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	(9,744)	(5,723,498)	—	—	—	(5,733,242)
Change in unrealized appreciation/depreciation[2]	—	327,640	18,944,871	—	$1	—	19,272,512
Net purchases (sales)	—	6,293	(8,381,378)	—	—	—	(8,375,085)
Net transfers in (out) of Level 3	79,365	2,313,908	(38,404)	4,695,296	—	$230	7,050,395

Balance, as of February 28, 2010	$79,746	$4,246,019	$21,135,986	$4,699,133	$1	$230	$30,161,115

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at February 28, 2010 was $9,380,836.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]

	Assets	Liabilities	Total

Balance, as of February 28, 2009	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation[4]	$95	$(115,674)	$(115,579)
Net purchases (sales)	—	—	—
Net transfers in (out) of Level 3	—	—	—

Balance, as of February 28, 2010	$95	$(115,674)	$(115,579)

[3]	Other financial instruments are unfunded loan commitments.

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at February 28, 2010 was $(115,579).

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	25

Schedule of Investments February 28, 2010	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Auto Components — 0.1%
Lear Corp. (a)		6,842	$473,946

Building Products — 0.7%
Masonite Worldwide Holdings (a)		71,958	3,022,236
Neenah Enterprises Inc. (a)		144,858	2,897

			3,025,133

Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)		339,340	130,273
Wellman Holdings, Inc. (a)		5,373	1,343

			131,616

Communications Equipment — 0.9%
Loral Space & Communications Ltd. (a)		116,985	3,805,522

Construction Materials — 0.0%
Nortek, Inc. (a)		2,970	109,890

Containers & Packaging — 1.3%
Smurfit Kappa Plc (a)		36,342	299,552
Viskase Cos., Inc. (a)		1,428,423	4,999,480

			5,299,032

Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		286,757	20,360
SunPower Corp., Class B (a)		4,892	79,886

			100,246

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings,Inc. (a)		2,753	15,554
HRP Corp., Class B (a)(b)(c)		5,000	50
Lodgian, Inc. (a)		27,787	68,912

			84,516

Paper & Forest Products — 1.3%
Ainsworth Lumber Co. Ltd. (a)		1,190,019	2,499,470
Ainsworth Lumber Co. Ltd. (a)(b)		1,335,501	2,805,034
Western Forest Products, Inc. (a)(b)		211,149	44,148

			5,348,652

Software — 0.0%
Euramax International (a)		2,337	70,119

Specialty Retail — 0.0%
Movie Gallery, Inc. (a)		503,737	35,262

Total Common Stocks — 4.4%			18,483,934

Corporate Bonds	Par (000)

Aerospace & Defense — 0.5%
TransDigm, Inc., 7.75%, 7/15/14 (b)	USD	2,000	2,000,000

Airlines — 0.5%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		1,000	1,030,000
United Air Lines, Inc., 12.75%, 7/15/12		800	848,000

			1,878,000

Corporate Bonds	Par (000)		Value

Auto Components — 0.2%
The Goodyear Tire & Rubber Co., 8.63%, 12/01/11	USD	900	$933,750
Venture Holdings Co. LLC (a)(d):
12.00%, 6/01/09		4,450	—
Series B, 9.50%, 7/01/05 (e)		1,800	180

			933,930

Biotechnology — 0.1%
QHP Pharma, 10.25%, 3/15/15 (b)		590	602,319

Building Products — 2.6%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		1,300	1,300,000
CPG International I, Inc.:
7.18%, 7/01/12 (f)		7,500	7,125,000
10.50%, 7/01/13		1,300	1,274,000
Ply Gem Industries, Inc., 11.75%, 6/15/13		1,050	1,065,750

			10,764,750

Capital Markets — 0.5%
E*Trade Financial Corp., 4.00%, 8/31/19 (b)(g)		593	901,360
MU Finance Plc, 8.75%, 2/01/17 (b)	GBP	698	984,493

			1,885,853

Chemicals — 2.9%
American Pacific Corp., 9.00%, 2/01/15 (b)	USD	1,490	1,471,375
GEO Specialty Chemicals, Inc. (b):
7.50%, 3/31/15 (c)(h)		4,171	2,711,012
10.00%, 3/31/15 (f)		4,106	2,668,640
Hexion Finance Escrow LLC, 8.88%, 2/01/18 (b)		975	911,625
Huntsman International LLC, 5.50%, 6/30/16 (b)		900	792,000
Wellman Holdings, Inc. (h):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)		2,978	2,978,000
Third Lien Subordinate Note, 5.00%, 1/29/19 (c)		953	476,964

			12,009,616

Commercial Banks — 0.1%
Glitnir Banki HF (a)(d):
4.15%, 4/20/10 (b)		184	47,840
6.38%, 9/25/12 (b)		1,115	289,900
Series EMTN, 5.07%, 1/27/10	EUR	50	17,701
Series EMTN, 3.00%, 6/30/10		75	26,042
Series GMTN, 4.38%, 2/05/10		85	30,093

			411,576

Commercial Services & Supplies — 1.0%
ACCO Brands Corp., 10.63%, 3/15/15 (b)	USD	660	717,420
Clean Harbors, Inc., 7.63%, 8/15/16		1,200	1,212,000
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		970	1,037,900
The Geo Group, Inc., 7.75%, 10/15/17 (b)		850	860,625
West Corp., 9.50%, 10/15/14		340	337,450

			4,165,395

Communications Equipment — 0.0%
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (b)		165	168,300

Construction Materials — 0.8%
Nortek, Inc., 11.00%, 12/01/13		2,983	3,132,359

Consumer Finance — 0.9%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		570	567,150
Ford Motor Credit Co. LLC, 3.24% – 3.26%, 1/13/12 (f)		2,680	2,512,500
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		725	743,125

			3,822,775

See Notes to Financial Statements.

26	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Containers & Packaging — 2.9%
Berry Plastics Escrow LLC, 8.25%, 11/15/15 (b)	USD	2,100	$2,094,750
Berry Plastics Holding Corp., 8.88%, 9/15/14		215	206,937
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	500	650,191
Crown Americas LLC, 7.63%, 5/15/17 (b)	USD	710	738,400
Graphic Packaging International, Inc., 9.50%, 6/15/17		975	1,023,750
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)		1,920	1,528,800
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	830	1,107,571
7.75%, 11/15/19		785	1,063,555
Smurfit Kappa Funding Plc, 7.75%, 4/01/15	USD	3,325	3,225,250
Solo Cup Co., 10.50%, 11/01/13		440	460,900

			12,100,104

Diversified Financial Services — 4.9%
Archimedes Funding III Ltd., 5.50%, 11/29/11 (b)		5,744	2,584,661
CIT Group, Inc., 7.00%, 5/01/17		4,750	4,197,812
FCE Bank Plc, 7.13%, 1/16/12	EUR	3,250	4,386,438
GMAC Inc., 5.38%, 6/06/11		436	578,840
GMAC LLC:
7.25%, 3/02/11	USD	148	149,295
6.88%, 9/15/11		900	900,000
6.88%, 8/28/12		750	742,500
6.75%, 12/01/14		2,480	2,368,400
8.30%, 2/12/15 (b)		700	706,125
8.00%, 11/01/31		1,530	1,411,425
Preferred Term Securities VI, Ltd., 2.05%, 7/01/32 (a)(b)		35,000	1,750
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		1,400	1,417,500
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	650	882,872
Saturns Investments Europe Plc, 6.19%, 6/09/14	USD	480	336,000

			20,663,618

Diversified Telecommunication Services — 2.3%
Cincinnati Bell, Inc., 8.25%, 10/15/17		1,600	1,600,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		390	417,300
PAETEC Holding Corp.:
8.88%, 6/30/17		349	351,618
8.88%, 6/30/17 (b)		2	1,889
Qwest Corp., 8.38%, 5/01/16		4,000	4,380,000
Windstream Corp., 7.88%, 11/01/17		3,100	3,030,250

			9,781,057

Electric Utilities — 0.3%
NSG Holdings LLC, 7.75%, 12/15/25 (b)		1,505	1,301,825

Electronic Equipment, Instruments & Components — 0.0%
Muzak Holdings, LLC, 13.00%, 3/15/10 (a)(d)		2,675	268

Energy Equipment & Services — 0.5%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		2,000	1,990,000

Food & Staples Retailing — 0.1%
Duane Reade, Inc., 11.75%, 8/01/15		280	352,800

Food Products — 0.9%
B&G Foods, Inc., 7.63%, 1/15/18		900	909,000
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		730	731,825
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,850	2,002,625

			3,643,450

Corporate Bonds		Par (000)	Value

Health Care Equipment & Supplies — 0.3%
DJO Finance LLC, 10.88%, 11/15/14	USD	1,345	$1,439,150

Health Care Providers & Services — 2.1%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		3,010	3,115,350
DaVita, Inc., 7.25%, 3/15/15		980	983,675
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		680	712,300
8.88%, 7/01/19		2,290	2,415,950
Vanguard Health Holding Co.II LLC, 8.00%, 2/01/18 (b)		1,470	1,444,275

			8,671,550

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		2,980	3,427,000

Hotels, Restaurants & Leisure — 2.3%
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (a)(b)(d)		6,892	689
HRP Myrtle Beach Operations LLC (a)(b)(d):
7.38%, 4/01/12		5,000	500
12.50%, 4/01/13		5,000	500
Icahn Enterprises LP (b):
7.75%, 1/15/16		1,500	1,410,000
8.00%, 1/15/18		3,000	2,820,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(d)		2,560	646,400
MGM Mirage:
13.00%, 11/15/13		430	490,200
11.13%, 11/15/17 (b)		1,340	1,447,200
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		380	302,100
Snoqualmie Entertainment Authority, 4.14%, 2/01/14 (b)(f)		1,015	690,200
Travelport LLC, 4.88%, 9/01/14 (f)		2,160	2,008,800
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(d)		530	331

			9,816,920

Household Durables — 1.3%
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)		1,700	1,895,500
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		2,245	2,346,025
KB Home, 6.38%, 8/15/11		180	183,150
Standard Pacific Corp.:
6.25%, 4/01/14		315	283,500
7.00%, 8/15/15		600	540,000

			5,248,175

Household Products — 0.1%
Libbey Glass, Inc., 10.00%, 2/15/15 (b)		220	227,700

IT Services — 0.4%
First Data Corp.:
9.88%, 9/24/15		145	125,425
11.25%, 3/31/16		605	496,100
SunGard Data Systems, Inc., 4.88%, 1/15/14		1,265	1,181,194

			1,802,719

Independent Power Producers & Energy Traders — 2.9%
The AES Corp., 8.75%, 5/15/13 (b)		625	635,938
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		1,010	1,094,587
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,750	1,771,875

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	27

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Independent Power Producers & Energy Traders (concluded)
Energy Future Holdings Corp.:
11.25%, 11/01/17 (c)	USD	1,835	$1,284,864
10.00%, 1/15/20 (b)		1,200	1,224,000
NRG Energy, Inc.:
7.25%, 2/01/14		5,500	5,541,250
8.50%, 6/15/19		800	799,000

			12,351,514

Industrial Conglomerates — 1.6%
Sequa Corp. (b):
11.75%, 12/01/15		2,850	2,793,000
13.50%, 12/01/15 (c)		4,023	4,032,902

			6,825,902

Insurance — 0.9%
Alliant Holdings I, Inc., 11.00%, 5/01/15 (b)		2,500	2,543,750
USI Holdings Corp., 4.13%, 11/15/14 (b)(f)		1,630	1,348,825

			3,892,575

Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)		1,225	1,362,813

Machinery — 1.9%
ESCO Corp., 4.13%, 12/15/13 (b)(f)		3,070	2,716,950
Navistar International Corp., 5.21% – 8.47%, 11/01/21		2,000	2,030,000
RBS Global, Inc., 8.88%, 9/01/16		1,685	1,524,925
Titan International, Inc., 8.00%, 1/15/12		1,530	1,522,350

			7,794,225

Marine — 0.2%
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		840	854,700

Media — 6.9%
Affinion Group, Inc., 10.13%, 10/15/13		2,010	2,030,100
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		680	714,850
Canadian Satellite Radio Holdings, Inc., 12.75%, 2/15/14		5,000	3,000,000
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 (b)		4,021	4,126,785
DISH DBS Corp., 7.00%, 10/01/13		2,000	2,045,000
Intelsat Corp., 9.25%, 8/15/14		4,500	4,635,000
Network Communications, Inc., 10.75%, 12/01/13		20	9,200
Nielsen Finance LLC, 11.63%, 2/01/14		3,700	4,120,875
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	1,435	1,808,796
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	3,680	3,353,400
UPC Germany GmbH, 8.13%, 12/01/17 (b)		3,000	3,000,000

			28,844,006

Metals & Mining — 1.9%
Aleris International, Inc. (a)(d):
9.00%, 12/15/14		1,100	2,750
10.00%, 12/15/16		1,500	31,875
Murray Energy Corp., 10.25%, 10/15/15 (b)		790	790,988
RathGibson, Inc., 11.25%, 2/15/14 (a)(d)		4,440	1,426,350
Ryerson, Inc., 7.62%, 11/01/14 (f)(i)		3,595	3,208,537
Teck Resources Ltd., 10.75%, 5/15/19		1,875	2,306,250

			7,766,750

Corporate Bonds		Par (000)	Value

Multiline Retail — 0.6%
Dollar General Corp., 11.88%, 7/15/17 (c)	USD	1,775	$2,063,437
Saks, Inc., 9.88%, 10/01/11		235	243,813

			2,307,250

Oil, Gas & Consumable Fuels — 2.5%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		1,250	1,293,750
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		1,440	1,620,000
10.75%, 2/01/18		355	384,288
Crosstex Energy LP, 8.88%, 2/15/18 (b)		620	629,300
Denbury Resources, Inc.:
9.75%, 3/01/16		925	996,687
8.25%, 2/15/20		670	693,450
El Paso Corp., 7.00%, 6/15/17		1,500	1,504,603
Forest Oil Corp.:
8.50%, 2/15/14 (b)		470	485,275
7.25%, 6/15/19		150	147,000
Massey Energy Co., 6.88%, 12/15/13		1,300	1,290,250
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		1,000	1,017,500
Titan Petrochemicals Group Ltd., 8.50%, 3/18/12 (b)		1,760	440,000

			10,502,103

Paper & Forest Products — 3.7%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)		4,206	3,133,876
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		640	710,400
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		2,950	3,112,250
NewPage Corp.:
10.00%, 5/01/12		820	471,500
11.38%, 12/31/14		6,745	6,441,475
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		550	577,500
Series B, 4.00%, 8/01/14 (f)		1,365	1,102,238

			15,549,239

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.00%, 12/01/13 (f)		1,770	1,433,700
Elan Corp. Plc, 8.75%, 10/15/16 (b)		965	936,050
Novasep Holding SAS, 9.63%, 12/15/16 (b)	EUR	862	1,085,716

			3,455,466

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (b)	USD	1,010	1,020,100

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		1,050	1,063,125
STATS ChipPAC Ltd.:
7.50%, 7/19/10		285	287,494
6.75%, 11/15/11		615	612,693
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(d)		2,720	2,692,800

			4,656,112

Software — 0.1%
BMS Holdings, Inc., 7.89%, 2/15/12 (b)(c)		1,702	34,037
JDA Software Group, Inc., 8.00%, 12/15/14 (b)		282	290,460

			324,497

Specialty Retail — 0.5%
General Nutrition Centers, Inc., 10.75%, 3/15/15		910	920,238
United Auto Group, Inc., 7.75%, 12/15/16		1,380	1,316,175

			2,236,413

See Notes to Financial Statements.

28	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.5%
Levi Strauss & Co., 8.63%, 4/01/13	EUR	1,550	$2,121,119

Wireless Telecommunication Services — 2.6%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	3,250	3,302,812
Digicel Group Ltd., 9.13%, 1/15/15 (b)(c)		4,248	4,141,800
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,860	2,852,850
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		755	664,400

			10,961,862

Total Corporate Bonds — 58.5%			245,067,855

Floating Rate Loan Interests (f)

Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, Incremental Term Loan, 10.50%, 3/26/14		474	432,650

Airlines — 0.5%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.08% – 2.25%, 4/30/12		1,960	1,830,967

Auto Components — 2.1%
Allison Transmission, Inc., Term Loan, 2.98% – 3.00%, 8/07/14		7,442	6,814,808
Dana Holding Corp., Term Advance, 4.48% – 6.50%, 1/30/15		1,245	1,212,928
The Goodyear Tire & Rubber Co., Loan (Second Lien), 2.34%, 4/30/14		750	695,938
Lear Corp. (Closing Date Loan & Delayed Draw Loan), 7.50%, 11/09/14		225	225,467

			8,949,141

Automobiles — 1.0%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.24% – 3.26%, 12/15/13		1,985	1,839,298
Tranche B-2 Term Loan, 3.26%, 12/15/13		2,244	2,080,031

			3,919,329

Beverages — 0.2%
Culligan International Co., Loan (Second Lien), 5.17%, 4/24/13	EUR	1,500	844,226

Building Products — 1.7%
Building Materials Corp. of America:
Second Lien Term Loan, 6.00%, 9/15/14		2,425	2,386,200
Term Loan Advance, 3.00%, 2/22/14	USD	2,052	1,997,782
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		2,710	2,721,003

			7,104,985

Chemicals — 3.1%
Ashland Inc., Term B Borrowing, 7.65%, 5/13/14		548	554,127
Chemtura Corp., Term Facility, 6.00%, 1/26/11		1,600	1,607,000
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		800	804,000
Nalco Co., Term Loan, 6.50%, 5/13/16		1,716	1,728,390
PQ Corp., Term Loan (First Lien), 3.48% – 3.50%, 7/30/14		1,970	1,802,550
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		1,600	1,604,800
Solutia Inc., Loan, 7.25%, 2/28/14		2,384	2,415,505
Tronox Worldwide:
Tranche B-1 Term Loan, 9.00%, 6/24/10		2,049	2,103,106
Tranche B-2 Term Loan, 9.00%, 6/24/10		551	565,014

			13,184,492

Floating Rate Loan Interests (f)		Par (000)	Value

Commercial Services & Supplies — 1.5%
ARAMARK Corp., Facility Letter of Credit, 0.09%, 1/26/14	USD	116	$111,093
ARAMARK Corp., US Term Loan, 2.13%, 1/26/14		1,771	1,689,250
Casella Waste Systems, Inc., Term B Loan, 7.00%, 4/09/14		388	390,475
John Maneely Co., Term Loan, 3.50%, 12/09/13		1,060	993,291
Synagro Technologies, Inc., Term Loan (First Lien), 2.23%, 4/02/14		790	696,395
West Corp., Incremental Term B-3 Loan, 7.25%, 10/24/13		2,240	2,262,706

			6,143,210

Construction & Engineering — 0.7%
Safway Services, LLC, First Out Term Loan, 9.00%, 12/14/17		2,750	2,750,000

Consumer Finance — 1.4%
Chrysler Financial Services Americas LLC, Term Loan (First Lien), 4.24% – 6.25%, 8/03/12		5,961	5,884,582

Containers & Packaging — 0.8%
Anchor Glass Term Loan B 6.00%, 2/18/16		1,300	1,295,938
Berry Plastics Holding Corp., Term C Loan, 2.25%, 4/03/15		898	803,185
Graham Packaging Co., LP, B Term Loan, 2.50%, 10/07/11		1,280	1,262,663

			3,361,786

Diversified Consumer Services — 1.9%
Coinmach Service Corp., Term Loan, 3.26%, 11/14/14		5,158	4,461,579
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		3,491	3,459,567

			7,921,146

Diversified Financial Services — 1.0%
CIT Group, Inc., Tranche 2A Term Loan, 9.50%, 1/20/12		3,002	3,075,686
Reynolds Group Holdings Inc., US Term Loan, 6.25%, 11/05/15		1,200	1,207,500

			4,283,186

Diversified Telecommunication Services — 1.6%
Cavtel Holdings, LLC, Term Loan, 8.50%, 12/31/12		871	745,227
Hawaiian Telcom Communications, Inc., Tranche C Term Loan, 4.75%, 5/30/14		4,594	3,456,770
Integra Telecom Holdings, Inc., Term Loan (First Lien), 10.50%, 8/31/13		1,617	1,615,720
US Telepacific Corp., Second Lien Term Loan, 7.75%, 7/25/15		775	776,453

			6,594,170

Electrical Equipment — 0.1%
Generac Acquisition Corp., Term Loan (First Lien), 2.75%, 11/10/13		408	373,906

Energy Equipment & Services — 0.8%
Dresser, Inc.:
Term Loan B, 2.48% – 2.50%, 5/04/15		162	151,218
Term Loan (Second Lien), 6.00%, 5/04/15		1,463	1,368,157
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		1,921	1,886,510

			3,405,885

Food & Staples Retailing — 2.1%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots), Facility B1, 3.54%, 7/09/15	GBP	1,700	2,322,156
DSW Holdings, Inc. — Loan, 4.25%, 3/02/12	USD	800	704,000

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	29

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)		Par (000)	Value

Food & Staples Retailing (concluded)
Pilot Travel Centers, Term Loan B, 3.50%, 11/18/15	USD	2,500	$2,511,590
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15		2,250	2,331,000
SUPERVALU Inc., Term B Advance, 1.48%, 6/02/12		1,084	1,051,009

			8,919,755

Food Products — 2.5%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.17%, 8/30/10		288	288,238
Term Loan B, 5.50%, 2/10/17		1,088	1,088,780
Term Loan C, 5.50%, 2/10/17		2,612	2,613,071
Tranche B Term Loan, 8.00%, 4/12/13		501	501,262
Pilgrim’s Pride Corp., Term Loan A, 0.00%, 12/01/12		1,000	985,000
Pinnacle Foods Finance LLC, Tranche C Term Loan, 7.50%, 4/02/14		3,200	3,213,142
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%, 4/12/13		1,626	1,626,359

			10,315,852

Health Care Equipment & Supplies — 0.9%
Biomet, Inc., Dollar Term Loan, 3.23% – 3.25%, 3/25/15		648	627,124
DJO Finance LLC (ReAble Therapeutics Finance LLC), Term Loan, 3.23%, 5/20/14		3,096	2,991,927

			3,619,051

Health Care Providers & Services — 2.9%
CCS Medical, Inc. (Chronic Care), Loan Debtor In Possession, 15.00%, 3/31/10		31	31,247
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.50%, 7/25/14		181	168,725
Term Loan, 2.50%, 7/25/14		3,563	3,328,890
DaVita Inc., Tranche B-1 Term Loan, 1.73% – 1.76%, 10/05/12		600	585,975
Fresenius SE:
Tranche B1 Term Loan, 6.75%, 9/10/14		334	336,020
Tranche B2 Term Loan, 6.75%, 9/10/14		233	234,460
HCA Inc., Tranche A-1 Term Loan, 1.75%, 11/16/12		5,618	5,305,314
Vanguard Health Holding Company II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		2,100	2,102,625

			12,093,256

Health Care Technology — 0.7%
IMS Healthcare, Term Loan B, 5.25%, 2/16/16		3,000	3,012,000

Hotels, Restaurants & Leisure — 4.2%
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14		2,500	2,514,062
Cedar Fair LP, Term Loan B, 4.00%, 2/04/16		1,500	1,497,657
Green Valley Ranch Gaming, LLC, Loan (Second Lien), 3.50%, 8/16/14		750	75,000
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 3.25%, 1/28/15		449	361,615
Term B-2 Loan, 3.25%, 1/28/15		565	455,917
Term B-4 Loan, 9.50%, 10/31/16		2,250	2,243,749
QCE, LLC (Quiznos), Term Loan (First Lien), 2.56%, 5/05/13		777	662,502
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		2,250	2,259,844
Six Flags Theme Parks, Inc., Term Loan, 4.50%, 6/13/15		5,500	5,449,125

Floating Rate Loan Interests (f)		Par (000)	Value

Hotels, Restaurants & Leisure (concluded)
VML US Finance LLC (aka Venetian Macau):
New Project Term Loan, 4.76%, 5/27/13	USD	834	$792,351
Term B Delayed Draw Project Loan, 4.76%, 5/25/12		1,067	1,013,111
Term B Funded Project Loan, 4.76%, 5/27/13		185	175,777

			17,500,710

Household Durables — 0.7%
American Residential Services LLC, Term Loan (Second Lien), 10.00%, 4/17/15		3,091	2,974,962

IT Services — 1.8%
Audio Visual Services Group, Inc., Loan (Second Lien), 5.76%, 02/28/14		1,077	107,704
Ceridian Corp., US Term Loan, 3.23% – 3.25%, 11/09/14		2,935	2,566,444
First Data Corp., Initial Tranche B-2 Term Loan, 3.00%, 9/24/14		3,739	3,260,896
RedPrairie Corp.:
Tack-On Loan, 3.31%, 7/20/12		242	234,574
Term Loan B, 3.31%, 7/20/12		724	702,651
SunGard Data Systems Inc. (Solar Capital Corp.), Tranche B US Term Loan, 3.86% – 3.87%, 2/28/16		715	696,902

			7,569,171

Independent Power Producers & Energy Traders — 0.8%
Dynegy Holdings Inc.:
Term Letter of Credit Facility, 3.98%, 4/02/13		925	903,014
Tranche B Term Loan, 3.98%, 4/02/13		75	72,692
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.73% – 3.75%, 10/10/14		2,932	2,358,057
Initial Tranche B-3 Term Loan, 3.73% – 3.75%, 10/10/14		197	157,980

			3,491,743

Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan, 3.51% – 3.94%, 12/03/14		1,394	1,274,633

Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan, 3.25%, 8/21/14		594	560,516

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		1,212	1,211,801

Machinery — 1.2%
Accuride Corp., Term Loan, 9.75%, 1/31/12		2,045	2,040,740
Bucyrus International, Term Loan C, 4.50%, 1/26/16		1,500	1,507,950
Oshkosh Truck Corp., Term B Loan, 6.25% – 6.26%, 12/06/13		1,271	1,270,172

			4,818,862

Media — 10.1%
Affinion Group Holdings, Inc., Loan, 8.39%, 3/01/12		3,062	2,893,179
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		2,539	2,513,500
Cequel Communications, LLC, Tranche B PIK Facility (Second Lien), 6.25%, 5/05/14		2,978	2,982,616

See Notes to Financial Statements.

30	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)		Par (000)	Value

Media (concluded)
Charter Communications Operating, LLC, New Term Loan, 2.23%, 3/06/14	USD	5,000	$4,663,860
EB Sports Corp., Loan, 11.50%, 12/31/15		1,398	1,300,251
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11		6,303	1,764,771
HMH Publishing Co. Ltd.:
Mezzanine, 1.25%, 11/14/14		1,265	155,964
Tranche A Term Loan, 5.48%, 6/12/14		2,692	2,264,663
Hanley-Wood, LLC (FSC Acquisition), Term Loan, 2.50%, 3/10/14		744	332,449
Lamar Media Corp.:
Series B, Incremental Loan, 5.50% – 5.75%, 9/28/12		900	892,875
Term Loan, 5.50% – 5.75%, 9/28/12		1,543	1,531,495
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.34%, 6/30/15	EUR	337	314,143
Facility C1, 3.59%, 6/30/16		674	628,285
Mediacom Illinois, LLC (fka Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17	USD	998	996,243
Multicultural Radio Broadcasting, Inc., Term Loan, 2.99%, 12/18/12		380	301,625
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,250	4,542,188
Penton Media, Inc., Loan (Second Lien), 9.25%, 2/01/14 (a)(d)		1,000	133,333
Sinclair Television Group, Inc., Tranche B Term Loan, 6.50%, 10/29/15		1,000	1,005,000
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,900	2,556,962
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term Facility, 2.50%, 3/20/12	USD	2,169	1,906,592
UPC Financing Partnership — Facility Term Loan, 3.93%, 12/30/16		2,000	1,944,000
Virgin Media Investment Holdings Ltd.:
B7 Facility, 4.40%, 9/03/12	GBP	23	34,747
C Facility, 4.40%, 9/03/12		516	766,740
C Facility, 3.58%, 7/17/13		1,975	2,813,241
Term Loan B, 3.57%, 9/03/12		621	923,066
Worldcolor Press Inc. and Worldcolor (USA) Corp. (fka Quebecor World, Inc.), Advance Term Loan, 9.00%, 7/23/12	USD	797	805,082
Yell Group Plc, TPI Term Loan A, 7.12%, 8/09/11		1,500	1,436,250

			42,403,120

Metals & Mining — 1.4%
Euramax International, Inc.:
Domestic Term Loan (Cash Pay), 10.00%, 6/29/13		1,286	1,042,012
Domestic Term Loan, 3.00% – 11.00%, 6/29/13		1,318	1,067,414
RathGibson, Inc., Loan Debtor In Possession, 10.75%, 6/30/10 (c)		3,665	3,665,418

			5,774,844

Multi-Utilities — 0.6%
Energy Transfer Equity, LP, Term Loan, 1.98%, 11/01/12		750	739,682
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		53	49,150
Term Advance (Second Lien), 4.81%, 5/01/14		750	688,750
Term B Advance (First Lien), 2.75%, 11/01/13		572	533,868
USPF Holdings, LLC, Term Loan, 1.98%, 4/11/14		607	599,897

			2,611,347

Floating Rate Loan Interests (f)		Par (000)	Value

Multiline Retail — 1.4%
Dollar General Corp., Tranche B-2 Term Loan, 2.98%, 7/07/14	USD	2,179	$2,095,847
Hema Holding BV, Facility D, 5.42%, 1/01/17	EUR	2,900	3,316,994
The Neiman Marcus Group Inc., Term Loan, 2.26%, 4/06/13	USD	665	596,875

			6,009,716

Oil, Gas & Consumable Fuels — 1.9%
Big West Oil, LLC:
Delayed Advance Loan, 4.50%, 5/15/14		1,117	1,094,558
Initial Advance Loan, 4.50%, 5/15/14		888	870,391
Initial Advance Loan, 9.75%, 1/26/15		1,500	1,507,500
Turbo Beta Ltd., USD Mezzanine Facility, 14.50%, 3/15/18		6,110	4,582,418

			8,054,867

Paper & Forest Products — 0.7%
Georgia-Pacific LLC, Term Loan B, 2.25% – 2.26%, 12/23/12		803	784,309
Verso Paper Finance Holdings LLC, PIK Loan, 7.25%, 2/01/13 (c)		4,069	2,237,803

			3,022,112

Personal Products — 0.3%
American Safety Razor Co., LLC:
Loan (Second Lien), 6.51%, 1/30/14		1,075	628,875
Term Loan (First Lien), 2.75% – 2.76%, 7/31/13		749	679,511

			1,308,386

Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term A Loan, 5.50%, 10/30/14		1,220	1,220,034
Warner Chilcott Corp.:
Additional Term Loan, 5.75%, 4/30/15		930	930,253
Term B-1 Loan, 5.75%, 4/30/15		610	609,751
Term B-2 Loan, 5.75%, 4/30/15		1,342	1,341,452

			4,101,490

Professional Services — 0.4%
Booz Allen Hamilton Inc., Term Loan C, 6.00%, 7/31/15		1,750	1,755,469

Real Estate Management & Development — 0.7%
Enclave, First Lien Term Loan, 6.14%, 3/01/12 (a)(d)		4,000	434,252
Georgian Towers, B7, 6.14%, 3/01/12		4,000	413,472
Realogy Corp.:
Delayed Draw Term B Loan, 3.25%, 10/10/13		723	637,687
Term Loan (Second Lien), 13.50%, 10/15/17		1,500	1,631,250

			3,116,661

Specialty Retail — 0.8%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.98%, 10/21/13		814	785,205
Michaels Stores, Inc.:
B-1 Term Loan, 2.50% – 2.56%, 10/31/13		1,202	1,082,146
B-2 Term Loan, 4.75% – 4.81%, 7/31/16		1,448	1,379,487

			3,246,838

Wireless Telecommunication Services — 0.2%
MetroPCS Wireless, Inc., Tranche B Term Loan, 2.50%, 11/03/13		997	960,955

Total Floating Rate Loan Interests — 56.5%			236,711,778

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	31

Schedule of Investments (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)
(Percentages shown are based on Net Assets)

Other Interests (j)	Beneficial Interest (000)		Value

Airlines — 0.0%
Delta Air Lines, Inc. Default 8.33% Escrow	USD	5,505	$96,888
Delta Air Lines, Inc. Default 10% Escrow		4,200	73,920

			170,808

Auto Components — 0.1%
Intermet Liquidating Trust Class A		1,354	394,800

Diversified Financial Services — 0.3%
J. G. Wentworth LLC Preferred Equity Interests		1	1,144,914

Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.		1,440	144

Household Durables — 0.2%
Stanley Martin Class B Membership Units		2	675,000

Media — 0.0%
Adelphia Escrow		7,500	750
Adelphia Preferred Escrow		5	1
Adelphia Recovery Trust		9,406	37,624
Adelphia Recovery Trust, Series ACC-6B INT		500	50

			38,425

Specialty Retail — 0.0%
Movie Gallery, Inc. Default Escrow		21,700	217

Total Other Interests — 0.6%			2,424,308

Warrants (k)		Shares

Building Products — 0.0%
Neenah Enterprises Inc. (Expires 9/30/13)		130,547	1

Health Care Providers & Services — 0.0%
HealthSouth Corp. (Expires 1/16/14)		126,761	1

Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		1,216	12

Media — 0.0%
Charter Communications (Expires 11/30/14)		12,661	50,644

Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No Expiration)		4	—

Specialty Retail — 0.0%
Movie Gallery, Inc. (Expires 5/15/15)		62,323	31,162

Total Warrants — 0.0%			81,820

Total Long-Term Investments (Cost — $596,533,280) — 120.0%			502,769,695

Short-Term Securities

BlackRock Liquidity Fund, TempFund, Institutional Class, 0.09% (l)(m)		1,319,723	1,319,723

Total Short-Term Securities (Cost — $1,319,723) — 0.3%			1,319,723

Total Investments (Cost — $597,853,003*) — 120.3%			504,089,418

Liabilities in Excess of Other Assets — (20.3)%			(84,867,430)

Net Assets — 100.0%			$419,221,988

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$597,507,666

Gross unrealized appreciation	$21,944,450
Gross unrealized depreciation	(115,158,398)

Net unrealized depreciation	$(93,213,948)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	As a result of bankruptcy proceedings, the company did not repay the principal amount or accrued interest of the security upon maturity.

(f)	Variable rate security. Rate shown is as of report date.

(g)	Represents a zero-coupon bond. Rate shown is as of report date.

(h)	Convertible security.

(i)	All or a portion of security has been pledged as collateral in connection with swaps.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$1,319,723	$7,984
BlackRock Liquidity Series, LLC Cash Sweep Series	$(4,725,260)	$735

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	105,400	USD	144,302	Citibank NA	3/24/10	$(790)
USD	24,007,201	EUR	16,660,000	Citibank NA	3/24/10	1,323,090
GBP	1,393,500	USD	2,186,698	Citibank NA	4/21/10	(62,733)
USD	2,685,774	CAD	2,809,500	Goldman Sachs International	4/21/10	15,904
USD	2,218,791	GBP	1,389,000	Citibank NA	4/21/10	101,684
USD	1,104,318	GBP	684,500	Deutsche Bank AG	4/21/10	61,006
USD	2,410,698	GBP	1,489,000	Morgan Stanley Capital Services, Inc.	4/21/10	141,172

Total						$1,579,333

See Notes to Financial Statements.

32	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (concluded)	BlackRock Debt Strategies Fund, Inc. (DSU)

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2011	USD 855	$(5,503)
K. Hovnanian Enterprises, Inc.	5.00%	Goldman Sachs Bank USA	December 2012	USD 425	2,917
Brunswick Corp.	5.00%	Goldman Sachs Bank USA	September 2014	USD 325	(9,186)
Boston Scientific Corp.	1.00%	Goldman Sachs Bank USA	December 2014	USD 900	1,654

Total					$(10,118)

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Depreciation

BAA Ferrovial Junior Term Loan	2.00%	Deutsche Bank AG	March 2012	A–	GBP 900	$(94,696)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit take place as defined under the terms of the agreement.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, repayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Common Stocks	$15,067,673	$3,104,586	$311,675	$18,483,934
Corporate Bonds	—	233,262,647	11,805,208	245,067,855
Floating Rate Loan Interests	—	178,228,733	58,483,045	236,711,778
Other Interests	—	170,808	2,253,500	2,424,308
Warrants	—	50,645	31,175	81,820
Short-Term Securities	1,319,723	—	—	1,319,723

Total	$16,387,396	$414,817,419	$72,884,603	$504,089,418

	Other Financial Instruments[3]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$1,647,427	—	$1,647,427
Liabilities	—	(78,212)	$(94,696)	(172,908)

Total	—	$1,569,215	$(94,696)	$1,474,519

[3]

Other financial instruments are swaps, foreign currency exchange contracts and options. Swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total

Balance, as of February 28, 2009	$131,666	$12,983,142	$92,859,804	$38,643	$31,161	$106,044,416
Accrued discounts/premiums	—	—	—	—	—	—
Realized gain (loss)	—	(1,313,777)	(38,579,562)	—	—	(39,893,339)
Change in unrealized appreciation/depreciation[4]	—	1,072,125	74,319,010	—	—	75,391,135
Net purchases (sales)	—	18,392	(64,102,827)	—	—	(64,084,435)
Net transfers in (out) of Level 3	180,009	(954,674)	(6,013,380)	2,214,857	14	(4,573,174)

Balance, as of February 28, 2010	$311,675	$11,805,208	$58,483,045	$2,253,500	$31,175	$72,884,603

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2010 was $19,573,307.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[5]

Balance, as of February 28, 2009	$(249,620)
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation[6]	154,924
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of February 28, 2010	$(94,696)

[5]	Other financial instruments are swaps.

[6]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at February 28, 2010 was $154,924.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	33

Schedule of Investments February 28, 2010	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

Building Products — 0.3%
Masonite Worldwide Holdings (a)		10,036	$421,512

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		10,732	4,120
Wellman Holdings, Inc. (a)		181	45

			4,165

Construction Materials — 0.0%
Nortek, Inc. (a)		710	26,270

Electrical Equipment — 0.1%
Medis Technologies Ltd. (a)		13,053	927
SunPower Corp., Class B (a)		5,332	87,072

			87,999

Total Common Stocks — 0.4%			539,946

Corporate Bonds	Par (000)

Airlines — 0.2%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD	300	309,000

Auto Components — 0.0%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		16	16,153

Building Products — 2.4%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		425	425,000
CPG International I, Inc., 7.18%, 7/01/12 (c)		3,000	2,850,000

			3,275,000

Capital Markets — 0.4%
E*Trade Financial Corp., 4.00% 8/31/19 (b)(d)(e)		46	69,920
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)		593	356,541
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(f)		253	56,062
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (b)(f)		164	28,522

			511,045

Chemicals — 0.7%
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15 (b)(d)(f)		702	456,366
10.00%, 3/31/15		690	448,864
Wellman Holdings, Inc., Third Lien Subordinate Note, 5.00%, 1/29/19 (d)(f)		190	95,287

			1,000,517

Commercial Services & Supplies — 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16		400	404,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		300	303,750

			707,750

Communications Equipment — 0.0%
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (b)		55	56,100

Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		713	748,813

Consumer Finance — 0.6%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		190	189,050
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		675	691,875

			880,925

Corporate Bonds	Par (000)		Value

Containers & Packaging — 2.5%
Berry Plastics Escrow LLC, 8.25%, 11/15/15 (b)	USD	900	$897,750
Clondalkin Acquisition BV, 2.25%, 12/15/13 (b)(c)		1,500	1,338,750
Crown European Holdings SA, 6.25%, 9/01/11	EUR	11	15,278
Owens Brockway Glass Container, Inc., 6.75%, 12/01/14		113	153,867
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)	USD	380	302,575
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17	EUR	275	366,966
7.75%, 11/15/19		265	359,035

			3,434,221

Diversified Financial Services — 2.6%
CIT Group, Inc., 7.00%, 5/01/17	USD	1,585	1,400,744
FCE Bank Plc, 7.13%, 1/16/12	EUR	400	539,869
GMAC, Inc., 8.30%, 2/12/15 (b)	USD	950	958,313
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		400	405,000
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	200	271,653

			3,575,579

Diversified Telecommunication Services — 1.7%
Cincinnati Bell, Inc., 8.25%, 10/15/17	USD	600	600,000
PAETEC Holding Corp., 8.88%, 6/30/17		125	125,937
Qwest Communications International, Inc., 8.00%, 10/01/15 (b)		300	310,500
Qwest Corp., 8.38%, 5/01/16		240	262,800
Windstream Corp., 7.88%, 11/01/17		1,000	977,500

			2,276,737

Energy Equipment & Services — 0.5%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		750	746,250

Food & Staples Retailing — 0.3%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		250	225,000
Duane Reade, Inc., 11.75%, 8/01/15		100	126,000

			351,000

Food Products — 1.0%
B&G Foods, Inc., 7.63%, 1/15/18		300	303,000
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		240	240,600
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		760	822,700

			1,366,300

Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.88%, 11/15/14		685	732,950

Health Care Providers & Services — 1.8%
DaVita, Inc., 6.63%, 3/15/13		455	456,137
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		95	99,513
8.88%, 7/01/19		1,335	1,408,425
Vanguard Health Holding Co. II LLC, 8.00%, 2/01/18 (b)		485	476,512

			2,440,587

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		980	1,127,000

Hotels, Restaurants & Leisure — 1.9%
Icahn Enterprises LP (b):
7.75%, 1/15/16		500	470,000
8.00%, 1/15/18		1,000	940,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(g)		1,565	395,162
Travelport LLC, 4.88%, 9/01/14 (c)		815	757,950

			2,563,112

See Notes to Financial Statements.

34	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Household Products — 0.1%
Libbey Glass, Inc., 10.00%, 2/15/15 (b)	USD	75	$77,625

IT Services — 0.1%
First Data Corp., 9.88%, 9/24/15		225	194,625

Independent Power Producers & Energy Traders — 2.1%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,215	1,230,187
NRG Energy, Inc., 7.25%, 2/01/14		1,660	1,672,450

			2,902,637

Industrial Conglomerates — 0.9%
Sequa Corp. (b):
11.75%, 12/01/15		320	313,600
13.50%, 12/01/15 (f)		879	880,864

			1,194,464

Marine — 0.2%
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		280	284,900

Media — 3.2%
Affinion Group, Inc., 10.13%, 10/15/13		555	560,550
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		230	241,788
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 (b)		1,334	1,369,095
DISH DBS Corp., 7.00%, 10/01/13		525	536,812
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	473	596,209
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	USD	175	159,469
UPC Germany GmbH, 8.13%, 12/01/17 (b)		1,000	1,000,000

			4,463,923

Metals & Mining — 0.4%
FMG Finance Property Ltd., 4.25%, 9/01/11 (b)(c)		180	177,300
Ryerson, Inc., 7.62%, 11/01/14 (c)		450	401,625

			578,925

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		235	273,188

Paper & Forest Products — 0.6%
NewPage Corp., 10.00%, 5/01/12		610	350,750
Verso Paper Holdings LLC, Series B, 4.00%, 8/01/14 (c)		495	399,713

			750,463

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.00%, 12/01/13 (c)		300	243,000
Elan Finance Plc, 4.25%, 11/15/11 (c)		950	912,000

			1,155,000

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (b)		330	333,300

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		345	349,313
STATS ChipPAC Ltd.:
7.50%, 7/19/10		95	95,831
6.75%, 11/15/11		205	204,231
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(g)		915	905,850

			1,555,225

Corporate Bonds	Par (000)		Value

Software — 0.1%
JDA Software Group, Inc., 8.00%, 12/15/14 (b)	USD	94	$96,820

Wireless Telecommunication Services — 2.1%
Cricket Communications, Inc., 7.75%, 5/15/16		1,250	1,270,312
Digicel Group Ltd., 9.13%, 1/15/15 (b)(f)		1,249	1,217,775
iPCS, Inc., 2.37%, 5/01/13 (c)		500	460,000

			2,948,087

Total Corporate Bonds — 31.0%			42,928,221

Floating Rate Loan Interests (c)

Aerospace & Defense — 1.0%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Linked Deposit, 0.15%, 3/26/14		31	22,554
Term Loan, 2.25%, 3/26/14		503	370,511
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		340	341,417
Tranche B Term Loan, 5.75%, 12/18/15		660	664,400

			1,398,882

Auto Components — 3.5%
Affinion Group Holdings, Inc., Tranche B Term Loan, 2.73%, 10/17/12		350	339,675
Allison Transmission, Inc., Term Loan, 2.98% – 3.00%, 8/07/14		2,604	2,385,243
Dana Holding Corp., Term Advance, 4.48% – 6.50%, 1/30/15		683	665,724
Exide Technologies, Term Loan, 3.91%, 5/15/12	EUR	175	214,461
GPX International Tire Corp.:
Payment In Kind Amendment Fee, 14.00%, 4/11/12	USD	18	9,300
Tranche B Term Loan, 12.25%, 3/30/12		1,141	570,273
Lear Corp., Loan (Closing Date Loan & Delayed Draw Loan), 7.50%, 11/09/14		703	704,584

			4,889,260

Automobiles — 1.1%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.24% – 3.26%, 12/15/13		473	437,410
Tranche B-2 Term Loan, 3.26%, 12/15/13		1,097	1,014,313

			1,451,723

Beverages — 0.2%
Culligan International Co., Loan (Second Lien), 5.18%, 4/24/13	EUR	500	281,409

Building Products — 2.7%
Building Materials Corp. of America:
Second Lien Term Loan, 6.00%, 9/15/14	USD	850	836,400
Term Loan Advance, 3.00%, 2/22/14		1,394	1,357,410
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,270	1,274,704
PGT Industries, Inc., Tranche A-2 Term Loan, 7.25%, 2/14/12		290	252,428

			3,720,942

Chemicals — 6.1%
Ashland Inc., Term B Borrowing, 7.65%, 5/13/14		370	374,036
Chemtura Corp., Term Facility Debtor in Possession, 6.00%, 2/11/11		800	803,500
Edwards (Cayman Islands II) Ltd., Term Loan (First Lien), 2.25%, 5/31/14		343	273,399
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		500	502,500

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	35

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Chemicals (concluded)
Huish Detergents Inc., Tranche B Term Loan, 2.01%, 4/26/14	USD	332	$318,982
Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C EURO Loan, 2.63%, 12/15/13	EUR	298	330,462
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	1,269	1,277,505
PQ Corp., Original Term Loan (First Lien), 3.48% – 3.50%, 7/30/14		1,320	1,207,800
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		810	812,430
Solutia Inc., Loan, 7.25%, 2/28/14		1,605	1,625,620
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 9.00%, 6/24/10		709	727,998
Tranche B-2 Term Loan, 9.00%, 6/24/10		191	195,582

			8,449,814

Commercial Services & Supplies — 3.4%
Advanced Disposal Services, Inc., Term B Loan, 6.00%, 1/14/15		500	500,000
ARAMARK Corp., Facility Letter of Credit, 0.09% – 2.03%, 1/26/14		50	47,784
ARAMARK Corp., US Term Loan, 2.13%, 1/26/14		762	726,590
Casella Waste Systems, Inc., Term B Loan, 7.00%, 4/09/14		497	500,609
John Maneely Co., Term Loan, 3.50%, 12/09/13		451	422,538
Johnson Diversey, Inc., Tranche B Dollar, 5.50%, 11/24/15		500	503,750
Synagro Technologies, Inc., Term Loan (First Lien), 2.23%, 4/02/14		975	859,625
West Corp.:
Incremental Term B-3 Loan, 7.25%, 10/24/13		746	753,385
Term B-2 Loan, 2.60% – 2.63%, 10/24/13		452	435,687

			4,749,968

Construction & Engineering — 1.2%
Acqulex Corporation, Term B Loan, 9.35%, 12/16/13		747	751,197
Safway Services, LLC, First Out, Term Loan, 9.00%, 12/14/17		900	900,000

			1,651,197

Consumer Finance — 0.9%
Chrysler Financial Services Americas LLC, Term Loan (First Lien), 4.24%, 8/03/12		1,253	1,237,337

Containers & Packaging — 1.1%
Anchor Glass, Term Loan B, 6.00%, 2/18/16		700	693,000
Berry Plastics Holding Corp., Term C Loan, 2.25%, 4/03/15		549	490,835
Graham Packaging Co., LP:
Term Loan B, 2.50%, 10/07/11		46	45,266
Term Loan C, 6.75%, 4/05/14		289	290,541

			1,519,642

Diversified Consumer Services — 2.4%
Coinmach Service Corp., Term Loan, 3.26%, 11/14/14		1,474	1,274,737
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		2,070	2,051,029

			3,325,766

Diversified Financial Services — 1.2%
CIT Group, Inc., Tranche 2A Term Loan, 9.50%, 1/20/12		983	1,006,448
Reynolds Group Holdings Inc., US Term Loan, 6.25%, 11/05/15		700	704,375

			1,710,823

Floating Rate Loan Interests (c)	Par (000)		Value

Diversified Telecommunication Services — 1.2%
Integra Telecom Holdings, Inc., Term Loan (First Lien), 10.50%, 8/31/13	USD	598	$597,394
Level 3 Communications Incremental Term Loan, 7.59%, 3/13/14		150	135,156
US Telepacific Corp., Second Lien Term Loan, 7.75%, 7/25/15		250	250,469
Wind Finance SL SA, Euro Facility (Second Lien), 7.67%, 12/17/14	EUR	525	712,000

			1,695,019

Electrical Equipment — 0.6%
Baldor Electric Co., Term Loan, 5.25%, 1/31/14	USD	681	681,791
Generac Acquisition Corp., Term Loan (First Lien), 2.75%, 11/10/13		179	164,258

			846,049

Energy Equipment & Services — 0.7%
Dresser, Inc., Term Loan (Second Lien), 6.00%, 5/04/15		500	467,500
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		497	487,932

			955,432

Food & Staples Retailing — 4.0%
AB Acquisitions UK Topco 2 Ltd. (fka Alliance Boots), Facility B1, 3.54%, 7/09/15	GBP	900	1,229,377
Bolthouse Farms, Inc., Term Loan B, 3.75%, 2/04/16	USD	600	600,000
DS Waters of America, Inc., Term Loan, 2.50%, 10/29/12		458	428,574
Pierre Foods, Term Loan B, 8.50%, 9/30/14		342	341,145
Pilot Travel Centers, Term Loan B, 3.50%, 11/18/15		1,500	1,506,954
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15		1,000	1,036,000
SUPERVALU Inc., Term B Advance, 1.48%, 6/02/12		363	351,802

			5,493,852

Food Products — 4.6%
CII Investment, LLC (fka Cloverhill):
Term Loan A, 8.50%, 10/14/14		445	444,771
Term Loan B, 8.50%, 10/14/14		541	540,943
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.17%, 8/30/10		614	614,055
Term Loan B, 3.50%, 2/10/17		500	500,250
Term Loan C, 5.50%, 2/10/17		1,200	1,200,600
Tranche B Term Loan, 8.00%, 4/12/13		202	201,777
Pilgrim’s Pride Corp., Term Loan A, 5.29%, 12/01/12		500	492,500
Pinnacle Foods Finance LLC, Tranche C Term Loan, 7.50%, 4/02/14		1,300	1,305,339
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%, 4/12/13		1,084	1,083,541

			6,383,776

Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan, 3.23% – 3.25%, 3/25/15		994	961,243
DJO Finance LLC (ReAble Therapeutics Financial LLC), Term Loan, 3.23%, 5/20/14		442	427,418
Hologic, Inc., Tranche B Term Loan, 3.50%, 3/29/13		35	34,341

			1,423,002

See Notes to Financial Statements.

36	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Health Care Providers & Services — 4.3%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.50%, 7/25/14	USD	95	$88,705
Funded Term Loan, 2.48% – 2.50%, 7/25/14		1,798	1,679,975
DaVita Inc., Tranche B-1 Term Loan, 1.73% – 1.76%, 10/05/12		175	170,909
Fresenius SE:
Tranche B1 Term Loan, 6.75%, 9/10/14		692	695,183
Tranche B2 Term Loan, 6.75%, 9/10/14		419	420,975
HCA Inc.:
Tranche A-1 Term Loan, 1.75%, 11/16/12		926	874,874
Tranche B-1 Term Loan, 2.50%, 11/18/13		924	876,700
Vanguard Health Holding Company II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,100	1,101,375

			5,908,696

Health Care Technology — 1.0%
IMS Healthcare, Term Loan B, 5.25%, 2/16/16		1,300	1,305,200

Hotels, Restaurants & Leisure — 5.0%
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14		750	754,219
Cedar Fair LP, Term Loan B, 4.00%, 2/04/16		800	798,751
Harrah’s Operating Co., Inc.:
Term B-1 Loan, 3.25%, 1/28/15		128	103,319
Term B-2 Loan, 3.25%, 1/28/15		1,372	1,107,226
Term B-3 Loan, 3.25%, 1/28/15		112	90,394
Term Loan, 20%, 10/01/10		1	12
Lake at Las Vegas Joint Venture / LLV-1, LLC (a)(g):
Revolving Loan Credit-Linked Deposit Account, 12.35%, 6/20/12		60	602
Mezzanine, 14.35% – 15.00%, 6/20/12		656	6,557
QCE, LLC (Quiznos), Term Loan (First Lien), 2.56%, 5/05/13		203	173,360
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		1,250	1,255,469
Six Flags Theme Parks, Inc., Term Loan, 4.50%, 6/13/15		2,000	1,981,500
VML US Finance LLC (aka Venetian Macau):
Term B Delayed Draw Project Loan, 4.76%, 5/25/12		188	178,597
Term B Funded Project Loan, 4.76%, 5/27/13		438	416,486

			6,866,492

Household Durables — 1.0%
American Residential Services LLC, Term Loan (Second Lien), 10.00%, 4/17/15		1,030	991,654
Jarden Corp., Term Loan B3, 2.75%, 1/24/12		441	436,888

			1,428,542

Independent Power Producers & Energy Traders — 1.8%
Dynegy Holdings Inc.:
Term Letter of Credit Facility, 3.98%, 4/02/13		694	677,261
Tranche B Term Loan, 3.98%, 4/02/13		56	54,519
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.73% – 3.75%, 10/10/14		1,350	1,084,946
Initial Tranche B-2 Term Loan, 3.73% – 3.75%, 10/10/14		232	186,502
Initial Tranche B-3 Term Loan, 3.73% – 3.75%, 10/10/14		618	494,101

			2,497,329

Floating Rate Loan Interests (c)	Par (000)		Value

Industrial Conglomerates — 0.7%
Sequa Corp., Term Loan, 3.51% – 3.94%, 12/03/14	USD	1,072	$980,392

Insurance — 0.6%
Alliant Holdings I, Inc., Term Loan, 3.25%, 8/21/14		828	781,393

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		422	422,391

IT Services — 3.8%
Audio Visual Services Group, Inc., Tranche B Term Loan (First Lien), 2.51%, 2/28/14		497	348,219
Ceridian Corp., US Term Loan, 3.23% – 3.25%, 11/09/14		1,055	922,542
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.00%, 9/24/14		250	218,597
Initial Tranche B-2 Term Loan, 3.00%, 9/24/14		2,172	1,894,140
Initial Tranche B-3 Term Loan, 3.00%, 9/24/14		121	104,942
SunGard Data Systems Inc. (Solar Capital Corp.):
Incremental Term Loan, 6.75%, 2/28/14		1,116	1,119,506
Tranche B US Term Loan, 3.86% – 3.87%, 2/28/16		599	583,599

			5,191,545

Leisure Equipment & Products — 0.5%
24 Hour Fitness Worldwide, Inc., Tranche B Term Loan, 2.76%, 6/08/12		225	212,625
True Temper Sports, Debtor in Possession Term Loan, 13.00%, 10/14/13		493	468,505

			681,130

Machinery — 2.7%
Accuride Corp., Term Loan, 10.00%, 1/31/12		450	449,063
Blount International, Term Loan, 5.50% – 5.75%, 2/09/12		1,000	997,511
Bucyrus International, Term Loan C, 4.50%, 1/26/16		1,250	1,256,625
Oshkosh Truck Corp., Term B Loan, 6.25% – 6.26%, 12/06/13		1,013	1,011,778

			3,714,977

Media — 20.1%
Affinion Group Holdings, Inc., Loan, 8.39%, 3/01/12		327	309,227
Catalina Marketing Corp., Initial Term Loan, 2.98%, 10/01/14		280	269,892
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,965	1,945,375
Cequel Communications, LLC:
Term Loan, 2.25%, 11/05/13		580	549,106
Tranche A Term Loan (Second Lien), 4.75%, 5/05/14		1,000	974,100
Tranche B Term Loan (Second Lien), 6.25%, 5/05/14		250	250,400
Charter Communications Operating, LLC, New Term Loan, 2.23% – 2.26%, 3/06/14		2,375	2,215,334
HMH Publishing Co. Ltd.:
Mezzanine, 1.26%, 11/14/14		270	33,354
Tranche A Term Loan, 5.48%, 6/12/14		828	696,852
Hanley-Wood, LLC (FSC Acquisition), Term Loan, 2.50%, 3/10/14		978	436,617

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	37

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)		Value

Media (concluded)
Harland Clarke Holdings Corp. (fka Clarke American Corp.), Tranche B Term Loan, 2.73% – 2.75%, 6/30/14	USD	726	$635,128
Insight Midwest Holdings, LLC, B Term Loan, 2.25%, 4/07/14		1,175	1,128,183
Intelsat Corp. (fka PanAmSat Corp.):
Tranche B-2-A Term Loan, 2.73%, 1/03/14		166	158,061
Tranche B-2-B Term Loan, 2.73%, 1/03/14		166	158,013
Tranche B-2-C Term Loan, 2.73%, 1/03/14		166	158,013
Intelsat Subsidiary Holding Co. Ltd., Tranche B Term Loan, 2.73%, 7/03/13		732	697,929
Lamar Media Corp.:
Series B, Incremental Loan, 5.50% – 5.75%, 9/28/12		449	445,231
Series E, Incremental Loan, 5.50% – 5.75%, 3/31/13		235	234,943
Term Loan, 5.50% – 5.75%, 9/28/12		1,566	1,553,814
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG), Facility B1, 3.34%, 6/30/15	EUR	337	314,143
MCC Iowa LLC (Mediacom Broadband Group), Tranche E Term Loan, 6.50%, 1/03/16	USD	521	525,327
MCNA Cable Holdings LLC (OneLink Communications), Loan (Payment In Kind Facility), 7.23%, 3/01/13 (f)		1,289	1,005,369
Mediacom Illinois, LLC (fka Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17		499	498,122
Metro-Goldwyn-Mayer Inc., Tranche B Term Loan, 20.50%, 4/09/12		448	269,223
Multicultural Radio Broadcasting, Inc., Term Loan, 2.98%, 12/18/12		304	241,300
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		1,275	1,362,656
Nielsen Finance LLC, Class B, Dollar Term Loan, 3.98%, 5/01/16		1,587	1,536,407
Penton Media, Inc., Term Loan (First Lien), 2.48% – 2.50%, 2/01/13		486	354,963
Sinclair Television Group, Inc., Tranche B Term Loan, 6.50%, 10/29/15		750	753,750
Springer Science+Business Media SA, Facility A1, 6.75%, 7/01/16	EUR	1,000	1,345,769
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term Facility, 2.50%, 3/20/12	USD	1,000	879,167
TWCC Holding Corp., Term Loan, 7.25%, 9/14/15		1,486	1,489,916
UPC Financing Partnership, Facility U, 4.46%, 12/31/17	EUR	1,050	1,332,040
Virgin Media Investment Holdings Ltd.:
B7 Facility, 4.40%, 9/03/12	GBP	16	23,760
C Facility, 3.58%, 7/17/13		300	427,328
C Facility, 4.40%, 9/03/12		353	524,298
Term Loan B, 3.57%, 9/03/12		425	631,195
Worldcolor Press Inc. and Worldcolor (USA) Corp. (fka Quebecor World, Inc.), Advance Term Loan, 9.00%, 7/23/12	USD	648	654,129
Yell Group Plc TPI, Term Loan A, 7.12%, 8/09/11		750	718,125

			27,736,559

Multi-Utilities — 0.4%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		53	49,150
Term B Advance (First Lien), 2.75%, 11/01/13		572	533,868

			583,018

Floating Rate Loan Interests (c)	Par (000)		Value

Multiline Retail — 0.8%
Dollar General Corp., Tranche B-2 Term Loan, 2.98%, 7/07/14	USD	960	$923,912
The Neiman Marcus Group Inc., Term Loan, 2.25%, 4/06/13		215	192,975

			1,116,887

Oil, Gas & Consumable Fuels — 1.3%
Big West Oil, LLC:
Delayed Advance Loan, 4.50%, 5/15/14		441	432,080
Initial Advance Loan, 4.50%, 5/15/14		349	342,120
Term Loan B, 9.75%, 1/26/15		500	502,500
Coffeyville Resources, LLC, Tranche D Term Loan, 8.50%, 12/30/13		490	492,917

			1,769,617

Paper & Forest Products — 1.5%
Georgia-Pacific LLC, Term Loan B, 2.25% – 2.26%, 12/23/12		1,451	1,417,543
Verso Paper Finance Holdings LLC, PIK Loan, 7.25%, 2/01/13 (f)		1,283	705,884

			2,123,427

Personal Products — 0.4%
American Safety Razor Co., LLC:
Loan (Second Lien), 6.51%, 1/30/14		350	204,750
Term Loan (First Lien), 2.75% – 2.76%, 7/31/13		249	226,465
Revlon Consumer Products Corp., Term Loan, 4.25% – 4.26%, 1/15/12		150	147,609

			578,824

Pharmaceuticals — 1.9%
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Euro Term Loan, 2.67%, 4/15/14	EUR	488	587,469
Warner Chilcott Co., LLC, Term A Loan, 5.50%, 10/30/14	USD	678	677,797
Warner Chilcott Corp.:
Additional Term Loan, 5.75%, 4/30/15		310	310,084
Term B-1 Loan, 5.75%, 4/30/15		339	338,751
Term B-2 Loan, 5.75%, 4/30/15		746	745,251

			2,659,352

Professional Services — 0.9%
Booz Allen Hamilton Inc., Term Loan C, 6.00%, 7/31/15		1,250	1,253,906

Real Estate Management & Development — 1.3%
Mattamy Funding Partnership, Term Loan B, 2.56%, 4/11/13		481	440,344
Realogy Corp.:
Delayed Draw Term B Loan, 3.25%, 10/10/13		598	527,741
Initial Term B Loan, 3.25%, 10/10/13		786	692,989
Synthetic Letter of Credit, 0.08%, 10/10/13		212	186,574

			1,847,648

Specialty Retail — 0.9%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.98%, 10/21/13		407	392,603
Michaels Stores, Inc.:
B-1 Term Loan, 2.50% – 2.56%, 10/31/13		310	278,832
B-2 Term Loan, 4.75% – 4.81%, 7/31/16		571	544,190

			1,215,625

See Notes to Financial Statements.

38	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)			Value

Textiles, Apparel & Luxury Goods — 0.3%
Hanesbrands Inc., New Term Loan, 5.25%, 12/10/15	USD	400		$403,000

Wireless Telecommunication Services — 0.8%
Digicel International Finance Ltd., Tranche A, 2.81%, 3/30/12		425		409,063
MetroPCS Wireless, Inc., Tranche B Term Loan, 2.50%, 11/03/13		748		720,716

				1,129,779

Total Floating Rate Loan Interests — 89.2%				123,379,622

Other Interests (h)	Beneficial Interest (000)

Auto Components — 1.0%
Delphi Debtor in Possession Hold Co. LLP, Class B Membership Interests		—	(i)	1,334,647

Diversified Financial Services — 0.2%
J. G. Wentworth LLC Preferred Equity Interests		—	(i)	287,823

Total Other Interests — 1.2%				1,622,470

Total Long-Term Investments (Cost — $176,501,853) — 121.8%				168,470,259

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (j)(k)		1,797,812		1,797,812

Total Short-Term Securities (Cost — $1,797,812) — 1.3%				1,797,812

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86, Expires 12/21/19, Broker Goldman Sachs & Co.		11		2,090

Total Options Purchased (Cost — $10,756) — 0.0%				2,090

Total Investments (Cost — $178,310,421*) — 123.1%				170,270,161

Liabilities in Excess of Other Assets — (23.1)%				(31,899,477)

Net Assets — 100.0%				$138,370,684

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$178,405,382

Gross unrealized appreciation	$3,845,191
Gross unrealized depreciation	(11,980,412)

Net unrealized depreciation	$(8,135,221)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Convertible security.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(i)	Amount is less than $1,000.

(j)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$1,797,812	$6,878
BlackRock Liquidity Series, LLC Cash Sweeps Series	$(4,108,178)	$1,347

(k)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	7,780,395	EUR	5,440,000	Citibank NA	3/24/10	$373,338
GBP	953,000	USD	1,495,460	Citibank NA	4/21/10	(42,902)
USD	1,517,532	GBP	950,000	Citibank NA	4/21/10	69,547
USD	1,381,821	GBP	853,500	Morgan Stanley Capital Services, Inc.	4/21/10	80,920

Total						$480,903

•	Credit default swaps on single-name issues — sold protection outstanding as of February 28, 2010, were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

Ford Motor Co.	3.80%	UBS AG	March 2010	CCC	USD 1,000	$856

		[1]	Using S&P’s rating of the issuer.

		[2]	The maximum potential amount the Fund may pay should a negative credit take place as defined under the terms of the agreement.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, repayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	39

Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

The following tables summarize the inputs used as of February 28, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments:
Common Stocks	$509,511	—	$30,435	$539,946
Corporate Bonds	—	$41,911,551	1,016,670	42,928,221
Floating Rate Loan Interests	—	104,667,984	18,711,638	123,379,622
Other Interests	—	—	1,622,470	1,622,470
Short-Term Securities	1,797,812	—	—	1,797,812

Total	$2,307,323	$146,579,535	$21,381,213	$170,268,071

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$526,751	$4,076	$530,827
Liabilities	—	(42,902)	(38,101)	(81,003)

Total	—	$483,849	$(34,025)	$449,824

[1]

Other financial instruments are swaps, foreign currency exchange contracts, options and unfunded loan commitments. Swaps, foreign currency exchange contracts and unfunded loan commitments are shown at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Balance, as of February 28, 2009	$4,165	$1,437,808	$35,230,878	—	$36,672,851
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	(238,712)	(9,314,760)	—	(9,553,472)
Change in unrealized appreciation/depreciation[2]	—	164,767	20,334,144	—	20,498,911
Net purchases (sales)	—	(812,210)	(21,084,905)	—	(21,897,115)
Net transfers in (out) of Level 3	26,270	465,017	(6,453,719)	$1,622,470	(4,339,962)

Balance, as of February 28, 2010	$30,435	$1,016,670	$18,711,638	$1,622,470	$21,381,213

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 2010 was $6,849,181.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

	Other Financial Instruments[3]

	Assets	Liabilities	Total

Balance, as of February 28, 2009	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	$(18,182)	$(18,182)
Change in unrealized appreciation/depreciation[4]	$4,076	(19,919)	(15,843)
Net purchases (sales)	—	—	—
Net transfers in (out) of Level 3	—	—	—

Balance, as of February 28, 2010	$4,076	$(38,101)	$(34,025)

[3]	Other financial instruments are unfunded loan commitments.

[4]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at February 28, 2010 was $0.

See Notes to Financial Statements.

40	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments February 28, 2010	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components — 0.2%
Lear Corp. (a)	5,425	$375,790

Building Products — 0.8%
Masonite Worldwide Holdings (a)	40,055	1,682,310

Capital Markets — 0.2%
E*Trade Financial Corp. (a)	271,000	436,310

Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)	142,466	54,692
Wellman Holdings, Inc. (a)	5,131	1,283

		55,975

Construction Materials — 0.0%
Nortek, Inc. (a)	2,570	95,090

Containers & Packaging — 0.1%
Smurfit Kappa Plc (a)	18,171	149,776

Hotels, Restaurants & Leisure — 0.0%
Lodgian, Inc. (a)	41,866	103,828

Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd. (a)	375,634	788,967
Ainsworth Lumber Co. Ltd. (a)(b)	421,556	885,420

		1,674,387

Software — 0.0%
Euramax International (a)	935	28,047

Total Common Stocks — 2.0%		4,601,513

Corporate Bonds		Par (000)

Aerospace & Defense — 0.5%
TransDigm, Inc., 7.75%, 7/15/14 (b)	USD	1,100	1,100,000

Airlines — 0.5%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		500	515,000
United Air Lines, Inc., 12.75%, 7/15/12		600	636,000

			1,151,000

Auto Components — 1.9%
The Goodyear Tire & Rubber Co., 8.63%, 12/01/11		4,000	4,150,000
Venture Holdings Co. LLC (a)(c):
12.00%, 6/01/09		700	—
Series B, 9.50%, 7/01/05		3,325	333

			4,150,333

Biotechnology — 0.2%
QHP Pharma, 10.25%, 3/15/15 (b)		315	321,577

Building Products — 2.8%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		675	675,000
CPG International I, Inc.:
7.18%, 7/01/12 (e)		3,500	3,325,000
10.50%, 7/01/13		1,500	1,470,000
Ply Gem Industries, Inc., 11.75%, 6/15/13		725	735,875

			6,205,875

Chemicals — 3.0%
American Pacific Corp., 9.00%, 2/01/15		610	602,375
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15 (b)(f)(g)		1,869	1,214,604
10.00%, 3/31/15		1,839	1,195,168
Huntsman International LLC, 5.50%, 6/30/16 (b)		495	435,600

Corporate Bonds	Par (000)		Value

Chemicals (concluded)
Wellman Holdings, Inc. (g):
Second Lien Subordinate Note, 10.00%, 1/29/19 (b)	USD	2,383	$2,383,000
Third Lien Subordinate Note, 5.00%, 1/29/19 (f)		1,639	819,684

			6,650,431

Commercial Services & Supplies — 1.6%
ACCO Brands Corp., 10.63%, 3/15/15 (b)		365	396,755
Clean Harbors, Inc., 7.63%, 8/15/16		700	707,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		450	455,625
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)		550	588,500
Sally Holdings LLC, 9.25%, 11/15/14		420	438,900
Scientific Games International, Inc., 9.25%, 6/15/19		960	1,015,200

			3,601,980

Communications Equipment — 0.0%
Brocade Communications Systems, Inc., 6.88%, 1/15/20 (b)		90	91,800

Construction Materials — 1.2%
Nortek, Inc., 11.00%, 12/01/13		2,581	2,710,493

Consumer Finance — 1.2%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)		300	298,500
Ford Motor Credit Co. LLC, 3.00%, 1/13/12 (e)		1,340	1,256,250
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		1,150	1,178,750

			2,733,500

Containers & Packaging — 2.8%
Berry Plastics Escrow LLC, 8.25%, 11/15/15 (b)		1,100	1,097,250
Clondalkin Acquisition BV, 2.25%, 12/15/13 (b)(e)		2,000	1,785,000
Crown Americas LLC, 7.63%, 5/15/17 (b)		400	416,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		555	582,750
Packaging Dynamics Finance Corp., 10.00%, 5/01/16 (b)		1,325	1,055,031
Smurfit Kappa Funding Plc, 7.75%, 4/01/15		1,050	1,018,500
Solo Cup Co., 10.50%, 11/01/13		250	261,875

			6,216,406

Diversified Financial Services — 3.8%
GMAC, Inc., 8.30%, 2/12/15 (b)		4,700	4,741,125
Highland Legacy Ltd., 6.50%, 6/01/11 (b)(e)		4,000	2,400,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		955	966,937

			8,108,062

Diversified Telecommunication Services — 2.8%
Cincinnati Bell, Inc., 8.25%, 10/15/17		900	900,000
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (b)		180	192,600
PAETEC Holding Corp., 8.88%, 6/30/17 (b)		175	175,935
Qwest Corp., 8.38%, 5/01/16		3,000	3,285,000
Windstream Corp., 7.88%, 11/01/17		1,750	1,710,625

			6,264,160

Electric Utilities — 0.4%
NSG Holdings LLC, 7.75%, 12/15/25 (b)		1,000	865,000

Energy Equipment & Services — 0.5%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,000	995,000

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	41

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Food & Staples Retailing — 0.5%
Duane Reade, Inc., 11.75%, 8/01/15	USD	155	$195,300
Rite Aid Corp., 9.75%, 6/12/16		825	880,688

			1,075,988

Food Products — 0.9%
B&G Foods, Inc., 7.63%, 1/15/18		500	505,000
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		380	380,950
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,050	1,136,625

			2,022,575

Health Care Equipment & Supplies — 0.7%
DJO Finance LLC, 10.88%, 11/15/14		710	759,700
Hologic, Inc., 2.00%, 12/15/37 (g)(h)		830	709,650

			1,469,350

Health Care Providers & Services — 3.2%
Community Health Systems, Inc., Series WI, 8.88%, 7/15/15		1,880	1,945,800
DaVita, Inc., 7.25%, 3/15/15		525	526,969
Tenet Healthcare Corp. (b):
10.00%, 5/01/18		850	935,000
8.88%, 7/01/19		2,775	2,927,625
Vanguard Health Holding Co. II LLC, 8.00%, 2/01/18 (b)		790	776,175

			7,111,569

Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,580	1,817,000

Hotels, Restaurants & Leisure — 1.8%
Icahn Enterprises LP (b):
7.75%, 1/15/16		750	705,000
8.00%, 1/15/18		1,500	1,410,000
Little Traverse Bay Bands of Odawa Indians, 10.25%, 2/15/14 (a)(b)(d)		1,210	305,525
MGM Mirage:
13.00%, 11/15/13		100	114,000
10.38%, 5/15/14 (b)		185	196,100
11.13%, 11/15/17 (b)		750	810,000
Shingle Springs Tribal Gaming Authority, 9.38%, 6/15/15 (b)		190	151,050
Snoqualmie Entertainment Authority, 4.14%, 2/01/14 (b)(e)		500	340,000
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(d)		220	137

			4,031,812

Household Durables — 1.1%
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)		1,000	1,115,000
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		1,200	1,254,000
KB Home, 6.38%, 8/15/11		106	107,855

			2,476,855

Household Products — 0.1%
Libbey Glass, Inc., 10.00%, 2/15/15 (b)		115	119,025

IT Services — 0.2%
First Data Corp., 9.88%, 9/24/15		625	540,625

Independent Power Producers & Energy Traders — 3.3%
The AES Corp., 8.75%, 5/15/13 (b)		335	340,863
AES Eastern Energy LP, Series 99-B, 9.67%, 1/02/29		570	617,737
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)		1,000	1,012,500
Dynegy Holdings, Inc., 8.38%, 5/01/16		1,260	1,102,500

Corporate Bonds	Par (000)		Value

Independent Power Producers & Energy Traders (concluded)
Energy Future Holdings Corp., 11.25%, 11/01/17 (f)	USD	860	$602,280
NRG Energy, Inc.:
7.25%, 2/01/14		3,000	3,022,500
8.50%, 6/15/19		500	499,375

			7,197,755

Industrial Conglomerates — 1.5%
Sequa Corp. (b):
11.75%, 12/01/15		1,430	1,401,400
13.50%, 12/01/15 (f)		2,002	2,007,094

			3,408,494

Internet & Catalog Retail — 0.1%
NetFlix, Inc., 8.50%, 11/15/17		250	261,875

Machinery — 2.0%
ESCO Corp., 4.13%, 12/15/13 (b)(e)		1,540	1,362,900
Navistar International Corp., 8.25%, 11/01/21		1,500	1,522,500
RBS Global, Inc., 8.88%, 9/01/16		835	755,675
Titan International, Inc., 8.00%, 1/15/12		770	766,150

			4,407,225

Marine — 0.2%
Navios Maritime Holdings, Inc., 8.88%, 11/01/17 (b)		450	457,875

Media — 7.0%
Affinion Group, Inc., 10.13%, 10/15/13		1,015	1,025,150
CSC Holdings, Inc., 8.50%, 4/15/14 (b)		390	409,988
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17 (b)		2,137	2,193,217
DISH DBS Corp.:
7.00%, 10/01/13		850	869,125
6.63%, 10/01/14		750	751,875
Intelsat Corp., 9.25%, 8/15/14		3,500	3,605,000
Nielsen Finance LLC, 11.63%, 2/01/14		2,000	2,227,500
UPC Germany GmbH, 8.13%, 12/01/17 (b)		1,500	1,500,000
Virgin Media Secured Finance Plc, 6.50%, 1/15/18 (b)		3,000	2,955,000

			15,536,855

Metals & Mining — 1.8%
Aleris International, Inc., 9.00%, 12/15/14 (a)(d)		840	2,100
Murray Energy Corp., 10.25%, 10/15/15 (b)		420	420,525
RathGibson, Inc., 11.25%, 2/15/14 (a)(d)		2,175	698,719
Ryerson, Inc., 7.62%, 11/01/14 (e)		1,800	1,606,500
Teck Resources Ltd., 10.75%, 5/15/19		1,075	1,322,250

			4,050,094

Multiline Retail — 0.6%
Dollar General Corp., 11.88%, 7/15/17 (f)		948	1,102,050
Saks, Inc., 9.88%, 10/01/11		125	129,688

			1,231,738

Oil, Gas & Consumable Fuels — 3.8%
Arch Coal, Inc., 8.75%, 8/01/16 (b)		750	776,250
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17		825	928,125
10.75%, 2/01/18		200	216,500
Crosstex Energy LP, 8.88%, 2/15/18 (b)		330	334,950
Denbury Resources, Inc.:
9.75%, 3/01/16		520	560,300
8.25%, 2/15/20		355	367,425
El Paso Corp., 7.00%, 6/15/17		775	777,379

See Notes to Financial Statements.

42	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Oil, Gas & Consumable Fuels (concluded)
Forest Oil Corp.:
8.50%, 2/15/14	USD	280	$289,100
7.25%, 6/15/19		85	83,300
Massey Energy Co., 6.88%, 12/15/13		800	794,000
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		550	559,625
Sabine Pass LNG LP, 7.50%, 11/30/16		2,985	2,619,338

			8,306,292

Paper & Forest Products — 3.1%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(f)		1,323	985,707
Clearwater Paper Corp., 10.63%, 6/15/16 (b)		365	405,150
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)		1,630	1,719,650
NewPage Corp., 6.50%, 5/01/12 (e)		5,175	2,742,750
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)		315	330,750
4.00%, 8/01/14 (e)		745	601,588

			6,785,595

Pharmaceuticals — 0.8%
Angiotech Pharmaceuticals, Inc., 4.00%, 12/01/13 (e)		955	773,550
Elan Corp. Plc, 8.75%, 10/15/16 (b)		520	504,400
Valeant Pharmaceuticals International, 8.38%, 6/15/16 (b)		450	465,750

			1,743,700

Real Estate Investment Trusts (REITs) — 0.2%
Omega Healthcare Investors, Inc., 7.50%, 2/15/20 (b)		530	535,300

Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 8.13%, 12/15/17 (b)		555	561,937
STATS ChipPAC Ltd.:
7.50%, 7/19/10		150	151,313
6.75%, 11/15/11		330	328,762
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(d)		1,460	1,445,400

			2,487,412

Software — 0.1%
JDA Software Group, Inc., 8.00%, 12/15/14 (b)		150	154,500

Specialty Retail — 0.4%
United Auto Group, Inc., 7.75%, 12/15/16		915	872,681

Textiles, Apparel & Luxury Goods — 1.0%
Quiksilver, Inc., 6.88%, 4/15/15		2,525	2,152,563

Wireless Telecommunication Services — 3.1%
Cricket Communications, Inc.:
9.38%, 11/01/14		80	79,600
10.00%, 7/15/15		140	141,750
7.75%, 5/15/16		2,020	2,052,825
Digicel Group Ltd., 12.00%, 4/01/14 (b)		800	892,000
MetroPCS Wireless, Inc., 9.25%, 11/01/14		2,000	1,995,000
Nextel Communications, Inc.:
Series E, 6.88%, 10/31/13		690	662,400
Series F, 5.95%, 3/15/14		100	90,750
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (b)		395	347,600
Sprint Capital Corp.:
7.63%, 1/30/11		220	224,400
6.88%, 11/15/28		370	280,275

			6,766,600

Total Corporate Bonds — 62.6%			138,186,970

Floating Rate Loan Interests (e)	Par (000)		Value

Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC:
Letter of Credit Facility Deposit, 0.15%, 3/26/14	USD	52	$37,902
Term Loan, 2.25%, 3/26/14		870	640,663

			678,565

Airlines — 0.5%
Delta Air Lines, Inc., Credit-Linked Deposit Loan, 0.10% – 2.25%, 4/30/12		1,225	1,144,355

Auto Components — 2.5%
Allison Transmission, Inc., Term Loan, 2.98% – 3.00%, 8/07/14		5,040	4,615,308
Dana Holding Corp., Term Advance, 4.48% – 6.50%, 1/30/15		647	630,538
The Goodyear Tire & Rubber Co., Loan (Second Lien), 2.34%, 4/30/14		300	278,375
Lear Corp., Closing Date Loan and Delayed Draw Loan, 7.50%, 11/09/14		125	125,260

			5,649,481

Automobiles — 1.0%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.24% – 3.26%, 12/15/13		1,067	988,521
Tranche B-2 Term Loan, 3.26%, 12/15/13		1,247	1,155,408

			2,143,929

Building Products — 1.8%
Building Materials Corp. of America:
Second Lien Term Loan, 6.00%, 9/15/14		1,250	1,230,000
Term Loan Advance, 3.00%, 2/22/14		1,223	1,190,924
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,538	1,544,353

			3,965,277

Chemicals — 3.7%
Ashland Inc., Term B Borrowing, 7.65%, 5/13/14		274	277,063
Chemtura Corp., Term Facility Debtor in Possession, 6.00%, 1/26/11		800	803,500
Gentek Holding, LLC, Tranche B Term Loan, 7.00%, 10/29/14		400	402,000
Nalco Co., Term Loan, 6.50%, 5/13/16		1,020	1,027,014
PQ Corp., Original Term Loan (First Lien), 3.48% – 3.50%, 7/30/14		3,928	3,593,692
Rockwood Specialties Group, Inc., Term Loan H, 6.00%, 5/15/14		878	880,886
Solutia Inc., Loan, 7.25%, 2/28/14		1,101	1,114,849

			8,099,004

Commercial Services & Supplies — 1.6%
ARAMARK Corp., Facility Letter of Credit, 0.09%, 1/26/14		64	61,273
ARAMARK Corp., US Term Loan, 2.13%, 1/26/14		977	931,705
Casella Waste Systems, Inc., Term B Loan, 7.00%, 4/09/14		219	220,268
John Maneely Co., Term Loan, 3.50%, 12/09/13		725	679,528
Synagro Technologies, Inc., Term Loan (First Lien), 2.23%, 4/02/14		424	373,750
West Corp., Incremental Term B-3 Loan, 7.25%, 10/24/13		1,269	1,281,959

			3,548,483

Construction & Engineering — 0.9%
Brand Energy & Infrastructure Services, Inc. (FR Brand Acquisition Corp.), Synthetic Letter of Credit, Term Loan (First Lien), 0.31%, 2/07/14		500	440,000
Safway Services, LLC, First Out Term Loan, 9.00%, 12/14/17		1,500	1,500,000

			1,940,000

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	43

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value

Containers & Packaging — 0.8%
Anchor Glass Term Loan B, 6.00%, 2/18/16	USD	700	$697,812
Berry Plastics Holding Corp., Term C Loan, 2.25%, 4/03/15		499	446,214
Graham Packaging Co., LP, B Term Loan, 2.50%, 10/07/11		577	568,680

			1,712,706

Diversified Consumer Services — 2.1%
Coinmach Service Corp., Term Loan, 3.25%, 11/14/14		1,965	1,699,649
Laureate Education, Series A New Term Loan, 7.00%, 8/15/14		2,960	2,933,138

			4,632,787

Diversified Financial Services — 0.4%
Reynolds Group Holdings Inc., US Term Loan, 6.25%, 11/05/15		900	905,625

Diversified Telecommunication Services — 0.8%
Cavtel Holdings, LLC, Term Loan, 8.50%, 12/31/12		423	361,968
Integra Telecom Holdings, Inc., Term Loan (First Lien), 10.50%, 8/31/13		892	891,631
US Telepacific Corp., Second Lien Term Loan, 7.75%, 7/25/15		400	400,750

			1,654,349

Electrical Equipment — 0.5%
Baldor Electric Co., Term Loan, 5.25%, 1/31/14		622	623,323
Generac Acquisition Corp., Term Loan (First Lien), 2.75%, 11/10/13		529	484,721

			1,108,044

Energy Equipment & Services — 0.7%
Dresser, Inc., Term Loan (Second Lien), 6.00%, 5/04/15		550	514,250
MEG Energy Corp., Tranche D Term Loan, 6.00%, 4/03/16		972	954,323

			1,468,573

Food & Staples Retailing — 1.4%
Pilot Travel Centers, Term Loan B, 3.50%, 11/18/15		1,250	1,255,795
Rite Aid Corp., Tranche 4 Term Loan, 9.50%, 6/10/15		1,200	1,243,200
SUPERVALU Inc., Term B Advance, 1.49%, 6/02/12		576	558,486

			3,057,481

Food Products — 2.5%
Dole Food Co., Inc.:
Credit-Linked Deposit, 0.17%, 08/30/10		828	827,754
Term Loan B, 3.50%, 2/10/17		588	588,529
Term Loan C, 5.50%, 2/10/17		1,412	1,412,471
Pilgrim’s Pride Corp., Term Loan A, 5.29%, 12/01/12		500	492,500
Pinnacle Foods Finance LLC, Tranche C Term Loan, 7.50%, 4/02/14		1,700	1,706,982
Solvest, Ltd. (Dole), Tranche C Term Loan, 8.00%, 4/12/13		609	609,219

			5,637,455

Health Care Equipment & Supplies — 0.5%
Biomet, Inc., Dollar Term Loan, 3.23% – 3.25%, 3/25/15		349	337,682
DJO Finance LLC (ReAble Therapeutics Finance LLC), Term Loan, 3.23%, 5/20/14		885	854,836

			1,192,518

Floating Rate Loan Interests (e)	Par (000)		Value

Health Care Providers & Services — 3.2%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.50%, 7/25/14	USD	100	$93,933
Funded Term Loan, 2.48% – 2.50%, 7/25/14		1,926	1,799,447
DaVita Inc., Tranche B-1 Term Loan, 1.73% – 1.76%, 10/05/12		300	292,987
Fresenius SE:
Tranche B1 Term Loan, 6.75%, 9/10/14		534	537,322
Tranche B2 Term Loan, 6.75%, 9/10/14		288	289,462
HCA Inc., Tranche A-1 Term Loan, 1.75%, 11/16/12		3,071	2,900,778
Vanguard Health Holding Company II, LLC (Vanguard Health Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,100	1,101,375

			7,015,304

Health Care Technology — 0.7%
IMS Healthcare, Term Loan B, 5.25%, 2/16/16		1,600	1,606,400

Hotels, Restaurants & Leisure — 4.3%
Blackstone UTP Capital LLC, Loan, 7.75%, 11/06/14		1,250	1,257,031
Cedar Fair LP, Term Loan B, 4.00%, 2/04/16		1,050	1,048,360
Harrah’s Operating Co., Inc.:
Term B-2 Loan, 3.25%, 1/28/15		557	449,504
Term B-4 Loan, 9.50%, 10/31/16		1,250	1,246,527
QCE, LLC (Quiznos), Term Loan (First Lien), 2.56%, 5/05/13		390	332,638
Six Flags Theme Parks, Inc., Term Loan, 4.50%, 6/13/15		3,000	2,972,250
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		1,250	1,255,469
VML US Finance LLC (aka Venetian Macau):
New Project Term Loan, 4.76%, 5/27/13		834	792,351
Term B Delayed Draw Project Loan, 4.76%, 5/25/12		209	198,088

			9,552,218

IT Services — 2.3%
Audio Visual Services Group, Inc.:
Loan (Second Lien), 5.76%, 2/28/14		538	53,852
Tranche B Term Loan (First Lien), 2.51%, 2/28/14		995	696,438
Ceridian Corp., US Term Loan, 3.23% – 3.25%, 11/09/14		1,483	1,296,639
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.00%, 9/24/14		1,470	1,282,472
Initial Tranche B-3 Term Loan, 3.00%, 9/24/14		389	338,391
RedPrairie Corp.:
Tack-On Loan, 3.31%, 7/20/12		242	234,574
Term Loan B, 3.31%, 7/20/12		564	546,681
SunGard Data Systems Inc. (Solar Capital Corp.), Incremental Term Loan, 6.75%, 2/28/14		746	748,833

			5,197,880

Independent Power Producers & Energy Traders — 0.5%
Dynegy Holdings Inc.:
Term Letter of Credit Facility Term Loan, 3.98%, 4/02/13		463	451,507
Tranche B Term Loan, 3.98%, 4/02/13		37	36,346
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.73% – 3.75%, 10/10/14		484	389,046
Initial Tranche B-3 Term Loan, 3.73% – 3.75%, 10/10/14		227	181,677

			1,058,576

See Notes to Financial Statements.

44	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (e)	Par (000)		Value

Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan, 3.51 – 3.94%, 12/03/14	USD	450	$411,589

Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan, 3.25%, 8/21/14		142	134,290

Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		633	633,587

Leisure Equipment & Products — 0.7%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.51%, 6/09/14		657	556,990
Initial Loan, 2.51%, 6/09/14		1,301	1,102,670

			1,659,660

Machinery — 1.3%
Bucyrus International, Term Loan C, 4.50%, 1/26/16		750	753,975
LN Acquisition Corp. (Lincoln Industrial), Initial Term Loan (Second Lien), 5.98%, 1/09/15		1,000	840,000
Oshkosh Truck Corp., Term B Loan, 6.25% – 6.26%, 12/06/13		1,374	1,372,737

			2,966,712

Media — 10.4%
Affinion Group Holdings, Inc., Loan, 8.39%, 3/01/12		1,479	1,397,396
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		4,079	4,038,500
Cequel Communications, LLC, Tranche B Term PIK Facility (Second Lien), 6.25%, 5/05/14		1,813	1,815,783
Charter Communications Operating, LLC, New Term Loan, 2.23% – 2.26%, 3/06/14		2,500	2,331,930
Ellis Communications KDOC, LLC, Loan, 10.00%, 12/30/11		3,879	1,086,013
HMH Publishing Co. Ltd., Tranche A Term Loan, 5.23%, 6/12/14		1,443	1,214,428
Hanley-Wood, LLC (FSC Acquisition), Term Loan, 2.50% – 2.56%, 3/10/14		978	436,617
Lamar Media Corp.:
Series B, Incremental Loan, 5.50% – 5.75%, 9/28/12		517	513,403
Term Loan, 5.50% – 5.75%, 9/28/12		903	896,426
MCC Iowa LLC (Mediacom Broadband Group), Tranche E Term Loan, 6.50%, 1/03/16		274	275,800
Mediacom Illinois, LLC (fka Mediacom Communications, LLC), Tranche D Term Loan, 5.50%, 3/31/17		499	498,122
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		3,250	3,473,437
Penton Media, Inc., Term Loan (First Lien), 2.48% – 2.50%, 2/01/13		729	532,444
Sinclair Television Group, Inc., Tranche B Term Loan, 6.50%, 10/29/15		500	502,500
Sunshine Acquisition Ltd. (aka HIT Entertainment), Term Facility, 2.50%, 3/20/12		1,200	1,055,000
UPC Financing Partnership, Facility, 3.93%, 12/30/16		1,750	1,701,000
Worldcolor Press Inc. and Worldcolor (USA) Corp. (fka Quebecor World, Inc.), Advance, 9.00%, 7/23/12		498	503,176
Yell Group Plc TPI, Term Loan A, 7.12%, 8/09/11		750	718,125

			22,990,100

Floating Rate Loan Interests (e)	Par (000)		Value

Metals & Mining — 1.4%
Euramax International, Inc.:
Term Facility, 10.00%, 6/29/13	USD	858	$694,756
Domestic Term Facility, 14.00%, 6/29/13 (f)		871	705,902
RathGibson, Inc., Loan, Debtor in Possession 10.75%, 6/30/10 (f)		1,796	1,795,560

			3,196,218

Multi-Utilities — 0.3%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		63	58,981
Term B Advance (First Lien), 2.75%, 11/01/13		687	640,641

			699,622

Multiline Retail — 0.6%
Dollar General Corp., Tranche B-2 Term Loan, 2.98%, 7/07/14		983	945,267
The Neiman Marcus Group Inc., Term Loan, 2.26%, 4/06/13		350	314,144

			1,259,411

Oil, Gas & Consumable Fuels — 0.8%
Big West Oil, LLC, Initial Loan:
Delayed Advance Loan, 4.50%, 5/15/14		546	535,247
Initial Advance Loan, 4.50%, 5/15/14		434	425,765
Term Loan B, 9.75%, 1/26/15		750	753,750

			1,714,762

Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Term Loan B, 2.25% – 2.26%, 12/23/12		457	446,052

Personal Products — 0.3%
American Safety Razor Co., LLC:
Loan (Second Lien), 6.51%, 1/30/14		600	351,000
Term Loan (First Lien), 2.75% – 2.76%, 7/31/13		374	339,726

			690,726

Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term A Loan, 5.50%, 10/30/14		644	643,907
Warner Chilcott Corp.:
Additional Term Loan, 5.75%, 4/30/15		495	495,135
Term B-1 Loan, 5.75%, 4/30/15		322	321,813
Term B-2 Loan, 5.75%, 4/30/15		708	707,988

			2,168,843

Professional Services — 0.4%
Booz Allen Hamilton Inc., Term Loan C, 6.00%, 7/31/15		1,000	1,003,125

Real Estate Management & Development — 1.2%
Realogy Corp., Synthetic Letter of Credit, 0.1%, 10/10/13		2,925	2,579,318

Specialty Retail — 0.9%
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan, 2.98%, 10/21/13		611	588,904
Michaels Stores, Inc.:
B-1 Term Loan, 2.50% – 2.56%, 10/31/13		642	577,854
B-2 Term Loan, 4.75% – 4.81%, 7/31/16		768	731,512

			1,898,270

Wireless Telecommunication Services — 1.1%
Digicel International Finance Ltd., Tranche A, 2.81%, 3/30/12		2,033	1,957,099
MetroPCS Wireless, Inc., Tranche B Term Loan, 2.50%, 11/03/13		499	480,478

			2,437,577

Total Floating Rate Loan Interests — 54.2%			119,858,872

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	45

Schedule of Investments (continued)	BlackRock Senior High Income Fund, Inc. (ARK)
(Percentages shown are based on Net Assets)

Other Interests (i)	Beneficial Interest (000)			Value

Auto Components — 0.1%
Intermet Liquidating Trust Class A	USD	521		$151,846

Diversified Financial Services — 0.4%
J. G. Wentworth LLC Preferred Equity Interests		—	(j)	914,658

Media — 0.0%
Adelphia Preferred Escrow		3		—
Adelphia Recovery Trust		250		25

				25

Total Other Interests — 0.5%				1,066,529

Warrants (k)	Shares

Media — 0.0%
Charter Communications (Expires 11/30/14)	6,862	27,448

Total Warrants — 0.0%		27,448

Total Long-Term Investments (Cost — $291,271,751) — 119.3%		263,741,332

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (l)(m)	1,938,484	1,938,484

	Beneficial Interest (000)

Bank of New York Cash Reserves, 0.05% (m)	USD	1,011	1,010,656

Total Short-Term Securities (Cost — $2,949,140) — 1.3%			2,949,140

Total Investments (Cost — $294,220,891*) — 120.6%			266,690,472
Liabilities in Excess of Other Assets — (20.6)%			(45,517,527)

Net Assets — 100.0%			$221,172,945

*	The cost and unrealized appreciation (depreciation) of investments as of February 28, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$294,821,503

Gross unrealized appreciation	$9,088,996
Gross unrealized depreciation	(37,120,127)

Net unrealized depreciation	$(28,031,131)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(g)	Convertible security.

(h)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(j)	Amount is less than $1,000.

(k)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$1,938,484	$6,626
BlackRock Liquidity Series, LLC Cash Sweep Series	$(4,346,896)	$1,683

(m)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Foreign currency exchange contracts as of February 28, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation

USD	572,542	CAD	599,500	Citibank NA	4/21/10	$ 2,836

•	Credit default swaps on single-name issues — buy protection outstanding as of February 28, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

K. Hovnanian	5.00%	Goldman Sachs	December 2011	USD 460	$(2,961)
Enterprises, Inc.		Bank USA

K. Hovnanian	5.00%	Goldman Sachs	December 2012	USD 225	1,544
Enterprises, Inc.		Bank USA

Boston	1.00%	Goldman Sachs	December 2014	USD 500	919
Scientific Corp.		Bank USA

Total					$(498)

See Notes to Financial Statements.

46	ANNUAL REPORT	FEBRUARY 28, 2010

Schedule of Investments (concluded)	BlackRock Senior High Income Fund, Inc. (ARK)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the face value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of February 28, 2010 in determining the investments:

	Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Long-Term Investments
Common Stocks	$3,387,205	$1,035,196	$179,112	$4,601,513
Corporate Bonds	—	130,174,179	8,012,790	138,186,969
Floating Rate Loan Interests	—	102,845,901	17,012,972	119,858,873
Other Interests	—	—	1,066,529	1,066,529
Warrants	—	27,448	—	27,448
Short-Term Securities	1,938,484	1,010,656	—	2,949,140

Total	$5,325,689	$235,093,380	$26,271,403	$266,690,472

	Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets	—	$5,299	—	$5,299
Liabilities	—	(2,961)	—	(2,961)

Total	—	$2,338	—	$2,338

[1]	Other financial instruments are foreign currency exchange contracts and swaps which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Balance, as of February 28, 2009	$55,975	$8,229,614	$44,351,083	$25	$52,636,697
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	(1,313,608)	(9,136,141)	—	(10,449,749)
Change in unrealized appreciation/depreciation[2]	—	2,016,897	25,598,951	—	27,615,848
Net purchases (sales)	—	(2,115,281)	(28,993,766)	—	(31,109,047)
Net transfers in (out) of Level 3	123,137	1,195,168	(14,807,155)	1,066,504	(12,422,346)

Balance, as of February 28, 2010	$179,112	$8,012,790	$17,012,972	$1,066,529	$26,271,403

[2]

Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on February 28, 1010 was $4,608,899.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	47

Statements of Assets and Liabilities

February 28, 2010	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Assets

Investments at value — unaffiliated[1]	$289,988,900	$313,342,249	$502,769,695	$168,472,349	$264,751,988
Investments at value — affiliated[2]	4,931,674	3,276,755	1,319,723	1,797,812	1,938,484
Unrealized appreciation on foreign currency exchange contracts	1,401,730	1,456,164	1,642,856	523,805	2,836
Unrealized appreciation on swaps	18,639	5,534	4,571	856	2,463
Unrealized appreciation on unfunded loan commitments	—	95	—	4,076	—
Foreign currency at value[3]	1,025,174	1,010,962	536,981	327,836	475
Cash	11,446	—	23,555	—	—
Cash pledged as collateral for swaps	500,000	—	—	—	—
Investments sold receivable	11,070,027	11,256,876	14,395,121	7,615,228	12,416,176
Interest receivable	5,495,712	5,635,563	6,668,181	1,617,492	3,177,637
Swap premiums paid	705,486	387,496	93,268	—	42,060
Principal paydowns receivable	169,000	—	—	89,466	—
Swaps receivable	120,750	121,722	5,337	7,389	—
Dividends receivable	18,400	33,160	59,496	—	—
Commitment fees receivable	—	31	—	660	—
Prepaid expenses	18,345	19,510	35,515	11,127	18,293
Other assets	4,515	4,515	588,243	—	100,154

Total assets	315,479,798	336,550,632	528,142,542	180,468,096	282,450,566

Liabilities

Loan payable	72,000,000	76,000,000	67,000,000	24,000,000	43,000,000
Unrealized depreciation on swaps	381,198	235,526	109,385	—	2,961
Unrealized depreciation on foreign currency exchange contracts	25,617	19,428	63,523	42,902	—
Unrealized depreciation on unfunded loan commitments	51,643	115,674	—	38,101	—
Cash held as collateral for swaps	600,000	—	—	—	—
Bank overdraft	—	1,393,499	—	4,446	—
Investments purchased payable	11,271,316	8,475,627	40,960,112	17,801,366	17,898,019
Swap premiums received	178,998	189,313	3,597	—	1,998
Interest expense payable	115,205	130,247	127,672	54,307	38,704
Investment advisory fees payable	112,531	147,925	223,470	95,116	98,937
Swaps payable	64,031	33,226	17,354	—	7,632
Other affiliates payable	838	918	1,448	496	776
Officer’s and Directors’ fees payable	627	821	65,690	373	271
Other accrued expenses payable	85,256	87,859	144,003	60,293	128,424
Other liabilities	—	—	204,300	12	99,899

Total liabilities	84,887,260	86,830,063	108,920,554	42,097,412	61,277,621

Net Assets	$230,592,538	$249,720,569	$419,221,988	$138,370,684	$221,172,945

Net Assets Consist of

Paid-in capital[4]	$381,684,497	$439,423,631	$882,189,849	$199,603,356	$401,676,162
Undistributed (distributions in excess of) net investment income	649,435	(405,353)	(1,165,262)	(718,024)	3,223,424
Accumulated net realized loss	(146,430,319)	(183,691,236)	(370,143,030)	(53,030,772)	(156,198,567)
Net unrealized appreciation/depreciation	(5,311,075)	(5,606,473)	(91,659,569)	(7,483,876)	(27,528,074)

Net Assets	$230,592,538	$249,720,569	$419,221,988	$138,370,684	$221,172,945

Net asset value	$6.64	$6.69	$3.89	$13.16	$3.91

[1] Investments at cost — unaffiliated	$296,253,633	$320,041,899	$596,533,280	$176,512,609	$292,282,407

[2] Investments at cost — affiliated	$4,931,674	$3,276,755	$1,319,723	$1,797,812	$1,938,484

[3] Foreign currency at cost	$1,024,800	$1,011,928	$437,498	$332,318	$469

[4] Shares outstanding, 200 million shares authorized, par value $0.10 per share	34,713,378	37,333,466	107,657,486	10,516,588	56,542,893

See Notes to Financial Statements.

48	ANNUAL REPORT	FEBRUARY 28, 2010

Statements of Operations

February 28, 2010	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Investment Income

Interest	$24,368,481	$26,209,932	$46,119,469	$10,615,795	$22,135,529
Foreign taxes withheld	(1,021)	—	—	(4)	—
Facility and other fees	298,923	355,798	550,367	200,468	437,971
Dividends	31,258	65,051	—	—	—
Income — affiliated	9,075	8,667	13,475	8,225	8,309

Total income	24,706,716	26,639,448	46,683,311	10,824,484	22,581,809

Expenses

Investment advisory	1,195,391	1,554,655	2,441,895	1,078,081	1,104,348
Borrowing costs[1]	247,486	262,737	421,005	182,944	281,903
Professional	111,625	114,138	207,613	115,629	138,190
Accounting services	59,672	59,151	118,896	25,293	52,819
Transfer agent	44,359	41,010	107,846	28,675	57,446
Custodian	24,320	30,070	26,762	34,925	15,879
Officer and Directors	24,124	27,647	65,483	15,036	23,204
Printing	18,190	20,678	47,059	19,437	28,533
Registration	11,866	12,805	37,801	9,166	19,296
Miscellaneous	68,991	72,220	92,893	40,254	62,126

Total expenses excluding interest expense	1,806,024	2,195,111	3,567,253	1,549,440	1,783,744
Interest expense	522,339	609,174	728,880	276,153	374,716

Total expenses	2,328,363	2,804,285	4,296,133	1,825,593	2,158,460
Less fees waived by advisor	(1,759)	(1,523)	(1,987)	(1,791)	(1,533)

Total expenses after fees waived	2,326,604	2,802,762	4,294,146	1,823,802	2,156,927

Net investment income	22,380,112	23,836,686	42,389,165	9,000,682	20,424,882

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments	(16,893,502)	(14,858,314)	(107,086,708)	(17,068,037)	(38,830,698)
Swaps	(442,843)	(173,346)	(783,756)	(499,772)	(1,213,910)
Foreign currency transactions	(910,026)	(1,036,513)	(1,420,605)	(939,197)	(86,342)

	(18,246,371)	(16,068,173)	(109,291,069)	(18,507,006)	(40,130,950)

Net change in unrealized appreciation/depreciation on:
Investments	102,229,656	111,446,486	275,386,401	61,689,507	113,616,454
Swaps	2,936,980	3,295,592	(1,563,576)	2,901,019	450,201
Foreign currency transactions	1,054,018	1,143,051	1,674,640	337,733	(8,560)
Unfunded loan commitments	(51,643)	(115,674)	—	142,635	—

	106,169,011	115,769,455	275,497,465	65,070,894	114,058,095

Total realized and unrealized gain	87,922,640	99,701,282	166,206,396	46,563,888	73,927,145

Net Increase in Net Assets Resulting from Operations	$110,302,752	$123,537,968	$208,595,561	$55,564,570	$94,352,027

[1]	See Note 6 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	49

Statements of Changes in Net Assets

	BlackRock Corporate High Yield Fund, Inc. (COY)			BlackRock Corporate High Yield Fund III, Inc. (CYE)

Increase (Decrease) in Net Assets:	Year Ended February 28, 2010	Period June 1, 2008 to February 28, 2009	Year Ended May 31, 2008	Year Ended February 28, 2010	Period June 1, 2008 to February 28, 2009	Year Ended May 31, 2008

Operations

Net investment income	$22,380,112	$17,171,877	$25,842,085	$23,836,686	$18,684,715	$27,155,524
Net realized loss	(18,246,371)	(34,537,665)	(9,129,906)	(16,068,173)	(36,996,389)	(9,283,103)
Net change in unrealized appreciation/depreciation	106,169,011	(86,397,451)	(36,722,065)	115,769,455	(93,986,807)	(40,223,490)

Net increase (decrease) in net assets resulting from operations	110,302,752	(103,763,239)	(20,009,886)	123,537,968	(112,298,481)	(22,351,069)

Dividends to Shareholders From

Net investment income	(25,342,365)	(19,134,959)	(26,113,293)	(25,189,541)	(20,800,925)	(28,767,885)

Capital Share Transactions

Reinvestment of dividends	832,119	—	—	111,029	—	—

Net Assets

Total increase (decrease) in net assets	85,792,506	(122,898,198)	(46,123,179)	98,459,456	(133,099,406)	(51,118,954)
Beginning of period	144,800,032	267,698,230	313,821,409	151,261,113	284,360,519	335,479,473

End of period	$230,592,538	$144,800,032	$267,698,230	$249,720,569	$151,261,113	$284,360,519

Undistributed (distributions in excess of) net investment income	$649,435	$4,243,346	$5,504,375	$(405,353)	$1,653,945	$3,076,301

	BlackRock Debt Strategies Fund, Inc. (DSU)		BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Year Ended February 28,		Year Ended February 28,

Increase (Decrease) in Net Assets:	2010	2009	2010	2009

Operations

Net investment income	$42,389,165	$55,149,566	$9,000,682	$14,429,059
Net realized loss	(109,291,069)	(103,719,990)	(18,507,006)	(31,870,409)
Net change in unrealized appreciation/depreciation	275,497,465	(229,565,826)	65,070,894	(41,438,156)

Net increase (decrease) in net assets resulting from operations	208,595,561	(278,136,250)	55,564,570	(58,879,506)

Dividends to Shareholders From

Net investment income	(41,936,207)	(65,857,392)	(10,283,447)	(16,017,675)
Tax return of capital	(926,392)	—	(825,748)	—

Total dividends and distributions to shareholders	(42,862,599)	(65,857,392)	(11,109,195)	(16,017,675)

Capital Share Transactions

Reinvestment of dividends	1,409,077	1,869,284	259,478	—

Net Assets

Total increase (decrease) in net assets	167,142,039	(342,124,358)	44,714,853	(74,897,181)
Beginning of year	252,079,949	594,204,307	93,655,831	168,553,012

End of year	$419,221,988	$252,079,949	$138,370,684	$93,655,831

Undistributed (distributions in excess of) net investment income	$(1,165,262)	$(749,083)	$(718,024)	$1,132,254

See Notes to Financial Statements.

50	ANNUAL REPORT	FEBRUARY 28, 2010

Statements of Changes in Net Assets (concluded)

	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$20,424,882	$23,218,610
Net realized loss	(40,130,950)	(55,099,290)
Net change in unrealized appreciation/depreciation	114,058,095	(82,255,118)

Net increase (decrease) in net assets resulting from operations	94,352,027	(114,135,798)

Dividends and Distributions to Shareholders From

Net investment income	(16,952,851)	(24,063,310)
Tax return of capital	—	(3,089,535)

Total dividends and distributions to shareholders	(16,952,851)	(27,152,845)

Capital Share Transactions

Reinvestment of dividends	130,893	239,560

Net Assets

Total increase (decrease) in net assets	77,530,069	(141,049,083)
Beginning of year	143,642,876	284,691,959

End of year	$221,172,945	$143,642,876

Undistributed (distributions in excess of) net investment income	$3,223,424	$(267,346)

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	51

Statements of Cash Flows

Year Ended February 28, 2010	BlackRock Corporate High Yield Fund, Inc. (COY)	BlackRock Corporate High Yield Fund III, Inc. (CYE)	BlackRock Debt Strategies Fund, Inc. (DSU)	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)	BlackRock Senior High Income Fund, Inc. (ARK)

Cash Provided by (Used for) Operating Activities

Net increase in net assets resulting from operations	$110,302,752	$123,537,968	$208,595,561	$55,564,570	$94,352,027
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(425,202)	(23,026)	2,997,568	468,511	518,099
(Increase) decrease in swaps receivable	(78,039)	(75,438)	(5,337)	29,557	20,215
Increase in commitment fees receivable	—	33	2,602	6,208	—
(Increase) decrease in other assets	19,470	28,723	(501,894)	1,328	(100,154)
(Increase) decrease in dividends receivable	(18,104)	(19,829)	17,112	—	—
(Increase) in prepaid expenses	(2,412)	(2,843)	(446)	(728)	(1,485)
Increase in investment advisory fees payable	37,836	52,233	56,505	24,933	24,437
Increase (decrease) in interest expense payable	103,787	119,913	97,305	46,096	23,705
Decrease in other affiliates payable	(847)	(947)	(864)	(264)	(1,147)
(Decrease) increase in accrued expenses payable	(24,140)	(7,287)	(21,566)	(18,926)	20,455
(Decrease) increase in swaps payable	63,371	32,567	(111,105)	(59,164)	(99,804)
Cash collateral on swaps	2,400,000	—	—	—	1,500,000
Increase in other liabilities	—	—	204,300	12	99,899
Increase in Officer’s and Directors’ fees payable	503	690	40,983	240	154
Net periodic and termination payments of swaps	(734,482)	(230,183)	(955,523)	35,214	(193,223)
Net realized and unrealized gain	(88,911,297)	(100,762,332)	(165,230,764)	(46,978,725)	(73,390,383)
Amortization of premium and discount on investments	(3,166,833)	(3,735,805)	(4,300,645)	(1,663,014)	(1,726,364)
Paid-in-kind income	(1,074,464)	(1,289,749)	(2,923,978)	(952,646)	(805,362)
Proceeds from sales and paydowns of long-term investments	189,981,530	217,650,077	343,049,000	130,545,501	167,966,835
Purchases of long-term investments	(217,385,568)	(247,554,377)	(320,122,079)	(126,333,212)	(168,733,701)
Net proceeds from sales of short-term securities	2,179,589	5,093,767	3,402,598	2,310,366	1,397,755

Cash provided by (used for) operating activities	(6,732,550)	(7,185,845)	64,289,333	13,025,857	20,871,958

Cash Provided by (Used for) Financing Activities

Cash receipts from borrowings	131,000,000	149,000,000	255,000,000	109,000,000	135,000,000
Cash payments from borrowings	(97,700,000)	(117,200,000)	(278,000,000)	(111,000,000)	(139,000,000)
Cash dividends paid to shareholders	(24,637,844)	(25,216,305)	(41,841,336)	(10,958,900)	(16,993,912)
(Decrease) increase in bank overdraft	(926,999)	1,393,499	—	4,446	—

Cash provided by (used for) financing activities	7,735,157	7,977,194	(64,841,336)	(12,954,454)	(20,993,912)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	(32,897)	2,176	154,194	1,248	6

Cash

Net increase (decrease) in cash	969,710	793,525	(397,809)	72,651	(121,948)
Cash and foreign currency at beginning of year	66,910	217,437	958,345	255,185	122,423

Cash at end of year	$1,036,620	$1,010,962	$560,536	$327,836	$475

Cash Flow Information

Cash paid for interest	$418,552	$489,261	$631,575	$230,057	$351,011

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	$832,119	$111,029	$1,409,077	$259,478	$130,893

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowings outstanding in relation to average total assets.

See Notes to Financial Statements.

52	ANNUAL REPORT	FEBRUARY 28, 2010

Financial Highlights	BlackRock Corporate High Yield Fund, Inc. (COY)

		Period June 1, 2008 to February 28, 2009
	Year Ended February 28, 2010
				Year Ended May 31,

				2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$4.19	$7.74		$9.07	$8.52	$8.53	$8.48

Net investment income[1]	0.65	0.50		0.75	0.73	0.74	0.87
Net realized and unrealized gain (loss)	2.53	(3.50)		(1.32)	0.49	0.02	0.07

Net increase (decrease) from investment operations	3.18	(3.00)		(0.57)	1.22	0.76	0.94

Dividends from net investment income	(0.73)	(0.55)		(0.76)	(0.67)	(0.77)	(0.89)

Net asset value, end of period	$6.64	$4.19		$7.74	$9.07	$8.52	$8.53

Market price, end of period	$6.88	$3.91		$7.28	$8.47	$7.42	$8.46

Total Investment Return[2]

Based on net asset value	79.91%	(38.98	)% [3]	(5.49)%	15.60%	9.75%	11.31%

Based on market price	99.76%	(39.46)%[3]		(4.81)%	23.96%	(3.63)%	13.75%

Ratios to Average Net Assets

Total expenses	1.18%	2.29%[4]		2.33%	3.25%	2.39%	1.69%

Total expenses after fees waived and paid indirectly	1.18%	2.29%[4]		2.33%	3.25%	2.39%	1.69%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.92%	1.17%[4]		0.83%	0.91%	0.90%	0.87%

Net investment income	11.36%	11.45%[4]		9.15%	8.36%	8.55%	9.85%

Supplemental Data

Net assets, end of period (000)	$230,593	$144,800		$267,698	$313,821	$294,759	$294,218

Borrowings outstanding, end of period (000)	$72,000	$38,700		$64,700	$126,200	$127,700	$100,600

Average borrowings outstanding during the period (000)	$42,184	$59,553		$81,598	$125,974	$101,539	$104,938

Portfolio turnover	85%	37%		38%	62%	57%	57%

Asset coverage, end of period per $1,000	$4,203	$4,742		$5,138	$3,487	$3,308	$3,925

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	53

Financial Highlights	BlackRock Corporate High Yield Fund III, Inc. (CYE)

	Year Ended February 28, 2010	Period June 1, 2008 to February 28, 2009

			Year Ended May 31,

			2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$4.05	$7.62	$8.99	$8.46	$8.46	$8.43

Net investment income[1]	0.64	0.50	0.73	0.71	0.72	0.85
Net realized and unrealized gain (loss)	2.68	(3.51)	(1.33)	0.49	0.02	0.07

Net increase (decrease) from investment operations	3.32	(3.01)	(0.60)	1.20	0.74	0.92

Dividends from net investment income	(0.68)	(0.56)	(0.77)	(0.67)	(0.74)	(0.89)

Net asset value, end of period	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46

Market price, end of period	$6.67	$3.57	$7.03	$8.53	$7.36	$8.38

Total Investment Return[2]

Based on net asset value	86.65%	(39.69)%[3]	(5.69)%	15.51%	9.78%	11.24%

Based on market price	111.12%	(42.38)%[3]	(8.30)%	25.98%	(3.59)%	16.55%

Ratios to Average Net Assets

Total expenses	1.34%	2.45%[4]	2.47%	3.38%	2.49%	1.81%

Total expenses after fees waived and paid indirectly	1.33%	2.45%[4]	2.47%	3.38%	2.49%	1.81%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.04%	1.29%[4]	0.96%	1.04%	1.00%	0.99%

Net investment income	11.35%	11.80%[4]	9.01%	8.25%	8.45%	9.71%

Supplemental Data

Net assets, end of period (000)	$249,721	$151,261	$284,361	$335,479	$315,699	$315,626

Borrowings outstanding, end of period (000)	$76,000	$44,200	$71,700	$129,700	$141,000	$107,800

Average borrowings outstanding during the period (000)	$49,196	$65,500	$88,466	$134,704	$109,144	$112,501

Portfolio turnover	89%	37%	38%	62%	56%	55%

Asset coverage, end of period per $1,000	$4,286	$4,422	$4,966	$3,587	$3,239	$3,928

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

54	ANNUAL REPORT	FEBRUARY 28, 2010

Financial Highlights	BlackRock Debt Strategies Fund, Inc. (DSU)

	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$2.35	$5.57	$7.01	$6.69	$7.06

Net investment income[1]	0.39	0.52	0.66	0.68	0.63
Net realized and unrealized gain (loss)	1.55	(3.12)	(1.43)	0.28	(0.35)

Net increase (decrease) from investment operations	1.94	(2.60)	(0.77)	0.96	0.28

Dividends and distributions from:
Net investment income	(0.39)	(0.62)	(0.67)	(0.64)	(0.65)
Tax return of capital	(0.01)	—	—	—	—

Total dividends and distributions	(0.40)	(0.62)	(0.67)	(0.64)	(0.65)

Net asset value, end of year	$3.89	$2.35	$5.57	$7.01	$6.69

Market price, end of year	$3.91	$2.07	$5.43	$7.28	$6.77

Total Investment Return[2]

Based on net asset value	87.82%	(50.19)%	(11.72)%	15.35%	4.57%

Based on market price	114.32%	(54.99)%	(17.13)%	18.37%	11.34%

Ratios to Average Net Assets

Total expenses	1.23%	2.42%	3.13%	3.16%	2.63%

Total expenses after fees waived	1.23%	2.42%	3.13%	3.16%	2.63%

Total expenses after fees waived and excluding interest expense	1.02%	1.20%	0.99%	0.99%	1.02%

Net investment income	12.16%	11.79%	9.90%	9.97%	9.55%

Supplemental Data

Net assets, end of year (000)	$419,222	$252,080	$594,204	$745,944	$708,411

Borrowings outstanding, end of year (000)	$67,000	$90,000	$199,000	$298,600	$259,900

Average borrowings outstanding during the year (000)	$58,574	$163,286	$272,846	$283,906	$294,371

Portfolio turnover	86%	44%	51%	65%	46%

Asset coverage, end of year per $1,000	$7, 257	$3,801	$3,986	$3,498	$3,726

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	55

Financial Highlights	BlackRock Floating Rate Income Strategies Fund II, Inc. (FRB)

	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$8.92	$16.06	$19.28	$19.39	$19.74

Net investment income[1]	0.86	1.37	1.55	1.55	1.33
Net realized and unrealized gain (loss)	4.44	(6.98)	(3.27)	(0.12)	(0.31)

Net increase (decrease) from investment operations	5.30	(5.61)	(1.72)	1.43	1.02

Dividends and distributions from:
Net investment income	(0.98)	(1.53)	(1.50)	(1.54)	(1.27)
Net realized gain	—	—	—	—	(0.10)
Tax return of capital	(0.08)	—	—	—	—

Total dividends and distributions	(1.06)	(1.53)	(1.50)	(1.54)	(1.37)

Net asset value, end of year	$13.16	$8.92	$16.06	$19.28	$19.39

Market price, end of year	$15.01	$8.28	$14.75	$18.50	$17.76

Total Investment Return[2]

Based on net asset value	62.08%	(36.46)%	(8.98)%	8.31%	6.07%

Based on market price	99.15%	(35.78)%	(12.88)%	13.47%	(1.35)%

Ratios to Average Net Assets

Total expenses	1.50%	2.48%	2.78%	2.87%	2.46%

Total expenses after fees waived and paid indirectly	1.50%	2.48%	2.78%	2.87%	2.46%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.27%	1.38%	1.20%	1.22%	1.25%

Net investment income	7.40%	10.08%	8.39%	8.03%	6.88%

Supplemental Data

Net assets, end of year (000)	$138,371	$93,656	$168,553	$202,364	$203,557

Borrowings outstanding, end of year (000)	$24,000	$26,000	$50,000	$47,000	$61,400

Average borrowings outstanding during the year (000)	$22,225	$45,165	$55,269	$61,022	$63,725

Portfolio turnover	92%	47%	65%	65%	72%

Asset coverage, end of year per $1,000	$6,765	$4,602	$4,371	$5,306	$4,315

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

56	ANNUAL REPORT	FEBRUARY 28, 2010

Financial Highlights	BlackRock Senior High Income Fund, Inc. (ARK)

	Year Ended February 28,		Year Ended February 29, 2008	Year Ended February 28,

	2010	2009		2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$2.54	$5.04	$6.17	$6.00	$6.28

Net investment income[1]	0.36	0.41	0.54	0.57	0.55
Net realized and unrealized gain (loss)	1.31	(2.43)	(1.11)	0.16	(0.27)

Net increase (decrease) from investment operations	1.67	(2.02)	(0.57)	0.73	0.28

Dividends and distributions from:
Net investment income	(0.30)	(0.43)	(0.56)	(0.56)	(0.56)
Tax return of capital	—	(0.05)	—	—	—

Total dividends and distributions	(0.30)	(0.48)	(0.56)	(0.56)	(0.56)

Net asset value, end of year	$3.91	$2.54	$5.04	$6.17	$6.00

Market price, end of year	$3.94	$2.21	$4.91	$6.53	$5.88

Total Investment Return[2]

Based on net asset value	68.90%	(42.15)%	(9.76)%	12.82%	5.07%

Based on market price	95.61%	(48.33)%	(16.94)%	21.84%	4.13%

Ratios to Average Net Assets

Total expenses	1.13%	2.24%	2.70%	3.03%	2.39%

Total expenses after fees waived	1.13%	2.24%	2.70%	3.03%	2.39%

Total expenses after fees waived and excluding interest expense	0.93%	1.05%	0.86%	0.90%	0.91%

Net investment income	10.70%	9.96%	9.16%	9.42%	9.23%

Supplemental Data

Net assets, end of year (000)	$221,173	$143,643	$284,692	$347,449	$335,690

Borrowings outstanding, end of year (000)	$43,000	$47,000	$91,500	$132,000	$141,700

Average borrowings outstanding during the year (000)	$29,978	$79,422	$109,978	$131,575	$128,461

Portfolio turnover	80%	49%	48%	62%	48%

Asset coverage, end of year per $1,000	$6,144	$4,056	$4,112	$3,632	$3,369

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	FEBRUARY 28, 2010	57

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Debt Strategies Fund, Inc. (“DSU”) and BlackRock Floating Rate Income Strategies Fund II, Inc. (“FRB”) (the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BlackRock Senior High Income Fund, Inc. (“ARK”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. Each of the Funds is organized as a Mary-land corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used; unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates

58	ANNUAL REPORT	FEBRUARY 28, 2010

Notes to Financial Statements (continued)

of exchange prevailing on the respective dates of such transactions. The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: The Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

The Funds earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When a Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Funds may include covenant waiver fees and covenant modification fees. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either delivers collateral or segregates assets in connection with certain investments (e.g., swaps or foreign currency exchange contracts), or certain borrowings (e.g., floating rate loans), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

ANNUAL REPORT	FEBRUARY 28, 2010	59

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the two years ended May 31, 2008, the period ended February 28, 2009 and the year ended February 28, 2010 for COY and CYE, and for each of the four years ended February 28, 2010 for DSU, FRB and ARK. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there under represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Funds investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Each Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks, such as credit risk, equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

60	ANNUAL REPORT	FEBRUARY 28, 2010

Notes to Financial Statements (continued)

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Swaps: The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps —The Funds may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

ANNUAL REPORT	FEBRUARY 28, 2010	61

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of February 28, 2010

	Asset Derivatives

		COY	CYE	DSU	FRB	ARK

	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,401,730	$1,456,164	$1,642,856	$523,805	$2,836
Credit contracts	Unrealized appreciation on swaps	18,639	5,534	4,571	856	2,463
Equity contracts	Investments at value — unaffiliated*	3,230	3,610	—	2,090	—

Total		$1,423,599	$1,465,308	$1,647,427	$526,751	$5,299

	Liability Derivatives

		COY	CYE	DSU	FRB	ARK

	Statements of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$25,617	$19,428	$63,523	$42,902	—
Credit contracts	Unrealized depreciation on swaps	381,198	235,526	109,385	—	$2,961

Total		$406,815	$254,954	$172,908	$42,902	$2,961

*	Includes options purchased at value as reported in the Schedules of Investments.

The Effect of Derivative Instruments on the Statements of Operations Year Ended February 28, 2010

Net Realized Loss from

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency transactions	$(939,452)	$(1,036,418)	$(1,582,294)	$(1,017,395)	$(86,342)
Credit contracts:
Swaps	(442,843)	(173,346)	(783,756)	(499,772)	(1,213,910)

Total	$(1,382,295)	$(1,209,764)	$(2,366,050)	$(1,517,167)	$(1,300,252)

Net Change in Unrealized Appreciation/Depreciation on

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Foreign currency transactions	$1,089,186	$1,132,841	$1,277,428	$230,943	$(8,567)
Credit contracts:
Swaps	2,936,980	3,295,592	(1,563,576)	2,901,019	450,201
Equity contracts:
Options**	(24,225)	(27,075)	—	(15,675)	—

Total	$4,001,941	$4,401,358	$(286,148)	$3,116,287	$441,634

**	Options purchased are included in the net realized gain (loss) from investments and/or net change in unrealized appreciation/depreciation on investments.

For the year ended February 28, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	COY	CYE	DSU	FRB	ARK

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	7	7	5	5	1
Average number of contracts — US dollars sold	1	1	2	—	—
Average US dollar amounts purchased	$17,557,487	$18,471,539	$21,622,225	$10,443,770	$629,657
Average US dollar amounts sold	$631,838	$517,322	$961,936	373,865	$—
Options purchased:
Average number of contracts	17	19	—	11	—
Average premium	$16,622	$18,578	—	$10,756	—
Credit default swaps:
Average number of contracts — buy protection	15	14	8	3	5
Average number of contracts — sell protection	4	4	1	1	1
Average notional value — buy protection	$8,603,375	$6,640,063	$9,248,750	$2,862,500	$6,380,000
Average notional value — sell protection	$2,940,000	$3,143,750	$900,000	$3,000,000	$2,500,000

62	ANNUAL REPORT	FEBRUARY 28, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of the average daily value of each Fund’s net assets, plus the proceeds of any outstanding borrowings used for leverage:

COY	0.50%
CYE	0.60%
DSU	0.60%
FRB	0.75%
ARK	0.50%

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds; however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. This amount is included in fees waived by advisor in the Statements of Operations.

For the year ended February 28, 2010, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Accounting Services

COY	$4,692
CYE	$5,011
DSU	$8,993
FRB	$3,165
ARK	$4,150

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns and excluding short-term securities) for the year ended February 28, 2010 were as follows:

	Purchases	Sales

COY	$227,515,827	$199,766,176
CYE	$254,846,090	$228,524,797
DSU	$356,383,963	$353,648,473
FRB	$143,515,779	$133,540,214
ARK	$184,776,600	$174,109,625

5. Commitments:

The Funds may invest in floating rate loans. In connection with these investments, the Funds may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, each Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of February 28, 2010, the Funds had the following unfunded loan commitments:

COY

Borrower	Unfunded Commitment	Value of Underlying Loans

Delphi	$34,721	$30,555
Delphi	$351,679	$304,202

CYE

Borrower	Unfunded Commitment	Value of Underlying Loans

Delphi	$77,772	$68,439
Delphi	$787,716	$681,375
New Vision	$19,029	$19,124

ANNUAL REPORT	FEBRUARY 28, 2010	63

Notes to Financial Statements (continued)

FRB

Borrower	Unfunded Commitment	Value of Underlying Loans

Vought Aircraft	$370,370	$352,778
Delphi	$13,789	$12,135
Delphi	$139,666	$120,811
Cloverhill	$214,286	$218,362

6. Borrowings:

The Funds were previously party to revolving credit and security agreements (“Citicorp Agreement”) pursuant to a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”), where Citicorp acted as agent for certain backstop lenders and asset securitization conduits, as lenders (the “Lenders”). Under the Citicorp Agreement, the conduits funded advances to each Fund through the issuance of highly rated commercial paper. Each Fund had granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on each Fund’s borrowings was based on the interest rate carried by the commercial paper plus a program fee. In addition, each Fund paid a liquidity fee to the secondary backstop lenders and the agent. Under the Citicorp Agreement, the Funds were subject to certain conditions and covenants, which included among other things limitations on asset declines over prescribed time periods. The commitment amounts under the Citicorp Agreement were as follows:

Commitment Amount

COY	$81,000,000
CYE	$85,000,000
DSU	$174,000,000
FRB	$58,000,000
ARK	$91,000,000

On March 5, 2009, the Funds terminated the Citicorp Agreement and entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The SSB Agreement had the same commitment amounts as the renegotiated amounts under the Citigroup Agreement except for DSU which was lowered to $135,000,000. The Funds have granted a security interest in substantially all of its assets to SSB. Advances are made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 1.0% above the Fed Effective Rate and (ii) 1.0% above the Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Funds pay a facility fee and a commitment fee based upon SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of February 28, 2010 are shown in the Statements of Assets and Liabilities as loan payable. The SSB Agreement was renewed for 364 days under substantially the same terms effective March 4, 2010. The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amount

COY	$90,000,000
CYE	$95,000,000
DSU	$150,000,000
FRB	$58,000,000
ARK	$91,000,000

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2010, the daily weighted average interest rates under the revolving credit agreement were as follows:

Daily Weighted Average Interest Rate

COY	1.24%
CYE	1.24%
DSU	1.25%
FRB	1.25%
ARK	1.25%

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 28, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of settlement proceeds, the classification of investments, foreign currency transactions, securities in default, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	COY	CYE	DSU	FRB	ARK

Paid-in capital	$(33,478,307)	$(52,918,036)	$(90,564,493)	—	$(54,958,583)
Undistributed (distributions in excess of) net investment income	$(631,658)	$(706,443)	$(869,137)	$(567,513)	$18,739
Accumulated net realized loss	$34,109,965	$53,624,479	$91,433,630	$567,513	$54,939,844

64	ANNUAL REPORT	FEBRUARY 28, 2010

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2010, the fiscal year ended February 28, 2009, the fiscal period June 1, 2008 through February 28, 2009 and the fiscal year ended May 31, 2008 was as follows:

	COY	CYE	DSU	FRB	ARK

Ordinary income
2/28/2010	$25,342,365	$25,189,541	$41,936,207	$10,283,447	$16,952,851
2/28/2009	—	—	$65,857,392	$16,017,675	$24,063,310
6/1/2008 – 2/28/2009	$19,134,959	$20,800,925	—	—	—
5/31/2008	$26,113,293	$28,767,885	—	—	—
Tax return of capital
2/28/2010	—	—	$926,392	$825,748	—
2/28/2009	—	—	—	—	$3,089,535
Total distributions
2/28/2010	$25,342,365	$25,189,541	$42,862,599	$11,109,195	$16,952,851

2/28/2009	—	—	$65,857,392	$16,017,675	$27,152,845

6/1/2008 – 2/28/2009	$19,134,959	$20,800,925	—	—	—

5/31/2008	$26,113,293	$28,767,885	—	—	—

As of February 28, 2010, the tax components of accumulated net losses were as follows:

	COY	CYE	DSU	FRB	ARK

Undistributed ordinary income	$3,393,209	$2,568,952	—	—	$3,815,249
Capital loss carryforwards	(144,672,950)	(180,360,026)	$(352,201,100)	$(52,519,160)	(147,904,491)
Net unrealized losses*	(9,812,218)	(11,911,988)	(110,766,761)	(8,713,512)	(36,413,975)

Total	$(151,091,959)	$(189,703,062)	$(462,967,861)	$(61,232,672)	$(180,503,217)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, book/tax difference on investments in passive foreign investment companies, the classification of settlement proceeds, the deferral of compensation to directors, the classification of investments and other temporary differences.

As of February 28, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires February 28,	COY	CYE	DSU	FRB	ARK

2011	$77,885,783	$119,513,437	$85,285,305	—	$30,706,546
2012	6,647,369	1,938,881	17,223,475	—	22,345,071
2013	—	—	21,126,025	—	—
2014	—	—	20,233,987	203,838	4,906,362
2015	—	—	3,578,574	1,315,945	1,585,622
2016	454,146	363,401	—	—	—
2017	23,362,415	24,709,530	56,690,782	12,168,927	27,675,242
2018	36,323,237	33,834,777	148,062,952	38,830,450	60,685,648

Total	$144,672,950	$180,360,026	$352,201,100	$52,519,160	$147,904,491

8. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. At February 28, 2010, the shares owned by affiliates of the Manager of FRB were 8,553. The Board is authorized, however, to classify and reclassify any unissued shares without approval of shareholders.

ANNUAL REPORT	FEBRUARY 28, 2010	65

Notes to Financial Statements (concluded)

Shares issued and outstanding during the year ended February 28, 2010 and the period ended February 28, 2009 increased by the following amounts as a result of dividend reinvestments:

	Year Ended February 28, 2010	Period Ended February 28, 2009

COY	132,418	—
CYE	16,969	—
DSU	422,001	499,727
FRB	19,658	—
ARK	33,391	75,664

Shares issued and outstanding remained constant for COY and CYE for the year ended May 31, 2008.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend on March 31, 2010 to shareholders of record on March 15, 2010 as follows:

Common Dividend Per Share

COY	$0.051
CYE	$0.050
DSU	$0.031
FRB	$0.075
ARK	$0.025

66	ANNUAL REPORT	FEBRUARY 28, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc. and BlackRock Senior High Income Fund, Inc. (collectively the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Corporate High Yield Fund, Inc. and BlackRock Corporate High Yield Fund III, Inc. as of February 28, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended February 28, 2010, for the period June 1, 2008 to February 28, 2009 and for the year ended May 31, 2008, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc., as of February 28, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund, Inc. and BlackRock Corporate High Yield Fund III, Inc. as of February 28, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for the year ended February 28, 2010, for the period June 1, 2008 to February 28, 2009 and for the year ended May 31, 2008, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund II, Inc., and BlackRock Senior High Income Fund, Inc. as of February 28, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 29, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended February 28, 2010:

		COY	CYE	DSU	FRB	ARK

Interest-Related Dividends for Non-U.S. Residents(1) Month Paid:	March 2009	79.23%	81.85%	79.16%	78.20%	85.87%
	April 2009	79.23%	81.85%	77.51%	82.59%	85.87%
	May 2009	83.91%	81.85%	77.51%	84.35%	85.87%
	June 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	July 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	August 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	September 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	October 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	November 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	December 2009	88.36%	81.85%	77.51%	84.35%	85.87%
	January 2010	88.36%	81.85%	77.51%	84.35%	85.87%
	February 2010	55.19%	70.65%	—	—	72.57%

(1)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	FEBRUARY 28, 2010	67

Automatic Dividend Reinvestment Plans

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by each Fund are automatically reinvested in additional Common Shares of each Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Share-owner Services for DSU and ARK and Computershare Trust Company, N.A. for COY, CYE and FRB (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, a Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If a Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of a Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in a Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by each Fund. However, brokerage commissions may be incurred when a Fund purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund’s shares are trading at a market premium, a Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of a Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock Debt Strategies Fund, Inc. and BlackRock Senior High Income Fund, Inc. should contact BNY Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 and shareholders of BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc. and BlackRock Floating Rate Income Strategies Fund II, Inc. should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

68	ANNUAL REPORT	FEBRUARY 28, 2010

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997; Senior Advisor since 2008 and Director since 1996, The Fremont Group; Adjunct Lecturer, Harvard University since 2007; Formerly President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005; Investment banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Director, Shady Side Hospital Foundation since 1977; Director, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Trustee, Chatham University since 1981; Trustee, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction equipment) from 1985 to 2005; Director, National Retail Properties (REIT) from 2006 to 2008.

				99 RICs consisting of 97 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Member of the Corporation of Sherrill House (health care) since 1990; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	FEBRUARY 28, 2010	69

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				99 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998 and Karen P. Robards since 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			170 RICs consisting of 298 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			170 RICs consisting of 298 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

70	ANNUAL REPORT	FEBRUARY 28, 2010

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.
New York, NY 10055

Custodians

JPMorgan Chase Bank, N.A.[2]
New York, NY 10017

State Street Bank and Trust Company[3]
Boston, MA 02111

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agents

BNY Mellon Shareowner Services[4]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[2,3]
Providence, RI 02940

Accounting Agent

State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds

100 Bellevue Parkway
Wilmington, DE 19809

[2]	For COY.

[3]	For CYE and FRB.

[4]	For DSU and ARK.

Effective January 1, 2010, Kent Dixon, a Director of the Funds, retired.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Director of the Funds, resigned.

The Funds’ Board of Directors wishes both Mr. Dixon and Mr. Beckwith well.

ANNUAL REPORT	FEBRUARY 28, 2010	71

Additional Information

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds listed for trading on the New York Stock Exchange (“NYSE”) have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

72	ANNUAL REPORT	FEBRUARY 28, 2010

Additional Information (continued)

Section 19(a) Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

February 28, 2010

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

DSU	$0.39040	—	$0.00860	$0.39900	98%	0%	2%	100%
FRB	$0.97983	—	$0.07827	$1.05810	93%	0%	7%	100%
ARK	$0.30000	—	—	$0.30000	100%	0%	0%	100%

Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

ANNUAL REPORT	FEBRUARY 28, 2010	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	ANNUAL REPORT	FEBRUARY 28, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF1-5-2/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Corporate High Yield Fund, Inc.	$42,500	$42,500	$0	$0	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Corporate High Yield Fund, Inc.	$16,877	$412,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2010.

(a)(1)     The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and Derek Schoenhofen, Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Keenan has been a member of the Fund’s management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
James E. Keenan

Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2004 - 2007; Head of the Leveraged Finance Portfolio team; senior high yield trader at Columbia Management from 2003 to 2004.

Mitchell Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 - 2009; Vice President of BlackRock, Inc. from 2001 - 2005.
Derek Schoenhofen	Director of BlackRock, Inc. since 2006; Vice President of BlackRock, Inc from 2000 - 2006.

(a)(2) As of February 28, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	22	22	48	0	11	6
	$8.55 Billion	$7.22 Billion	$5.25 Billion	$0	$4.95 Billion	$714.5 Million
Mitchell Garfin	11	12	48	0	2	6
	$5.40 Billion	$4.14 Billion	$6.37 Billion	$0	$1.87 Billion	$714.5 Million
Derek Schoenhofen	12	11	56	0	1	6
	$5.49 Billion	$2.46 Billion	$8.07 Billion	$0	$188.5 Million	$714.5 Million

(iv) Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Keenan, Garfin and Schoenhofen each currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of February 28, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Applicable Benchmarks
James Keenan	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer CappedTM Index), certain customized indices and certain fund industry peer groups.
Mitchell Garfin	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer CappedTM Index), certain customized indices and certain fund industry peer groups.
Derek Schoenhofen	A combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer CappedTM Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Keenan, Garfin and Schoenhofen have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Keenan, Garfin and Schoenhofen have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Garfin has been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – February 28, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
James Keenan	None
Mitchell Garfin	None
Derek Schoenhofen	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Corporate High Yield Fund, Inc.

Date: April 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: April 28, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: April 28, 2010